VANGUARD
VARIABLE INSURANCE
FUND

[PHOTO]

Annual Report
September 30, 1999
[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle
FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                       /s/ JCB

------------------------------------------------------
CONTENTS

Report From The Chairman..........................  1

The Markets In Perspective........................  8

Reports From The Advisers......................... 10

Performance Summaries............................. 21

Financial Statements.............................. 34

Report Of Independent Accountants................. 58
------------------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

Global financial markets were volatile, with sizable gains for U.S. and international stock markets but declines for the U.S. bond market, during Vanguard Variable Insurance Fund's fiscal year ended September 30, 1999.

     The absolute returns for our 13 portfolios were as diverse as their holdings, which range from money market instruments, to bonds, to domestic and international stocks. Among the nine portfolios in existence for the full year, returns ranged from a modest decline of -0.5% for the High-Grade Bond Portfolio to an extraordinary gain of 36.0% for the Small Company Growth Portfolio. On a relative basis, our results also were mixed: Six of the nine portfolios trailed their average peers, while three posted better-than-average results. The fund's four new portfolios, which we introduced in February, produced partial-year returns ranging from a decline of -6.9% for the Diversified Value Portfolio to a gain of 6.5% for the Mid-Cap Index Portfolio.

     A presentation of fiscal 1999 total returns (capital change plus reinvested dividends) for each portfolio, its average peer, and an appropriate unmanaged benchmark appears on pages 2-6, along with a discussion of the results. The total return figures reflect the change in net asset value for each portfolio, adjusted to include the reinvestment of any income or capital gains distributions. You will find Performance Summaries for the portfolios, which break down returns into their income and capital components, on pages 21-33. In reviewing the returns, keep in mind that this report does not reflect the administrative and insurance expenses associated with the plan through which you invested in Vanguard Variable Insurance Fund.

     I note that peer groups for some of our portfolios have changed due to recent revisions in fund classifications by Lipper Inc., which supplies comparative fund information.

FINANCIAL MARKETS IN REVIEW
At first blush, the performance of U.S. stocks during the 12 months ended September 30 appeared to be the latest chapter in the story of an ongoing bull market. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, returned 27.0% against a backdrop of strong economic growth and low inflation. But that impressive return masked significant weakness during the second half of the period. Nearly all of the Wilshire 5000's gain came from October 1998 through March 1999, when the index advanced 26.1%. From April through September, the index returned just 0.7%, and it recorded negative returns during four of the period's final six months.

     When the fiscal year began, stocks were in the early stages of a swift, impressive recovery from the swoon of summer 1998, and bonds were basking in an environment that featured declining interest rates and low inflation. The U.S. economy was growing nicely, and international markets were getting back on their feet. But around the period's halfway point, investors increasingly focused on the possibility that the U.S. economic expansion was so strong that it could cause inflation to accelerate. And rising interest rates were a burden for both stock and bond markets.

     The shift in sentiment was felt among all stock market segments, even in the large-capitalization stocks that for several years have driven the performance of the overall market. The large-cap-dominated Standard & Poor's 500 Index, which had gained 27.3% from October through March, returned just 0.4% during the second half of the fiscal year. Within the S&P 500, technology stocks were the clear leaders, gaining 77% during the 12 months. Other groups also made impressive advances, including producer durables (45%), consumer discretionary (34%), and utilities (28%).

     Gains made by growth stocks outstripped those of value stocks by a wide margin. The growth component of the S&P 500 Index returned 33.4% during the 12 months, compared with a 21.5% return for the index's value shares--those issues characterized by below-average prices in relation to such measures as earnings and book value. Among smaller stocks, the gap between growth and value was enormous. The small-cap Russell 2000 Index was up 19.1%, but its growth stocks returned 32.6% and its value stocks gained a mere 5.8%.

     In the bond market, inflation fears and a weakening dollar helped to push yields higher and prices lower. The Lehman Brothers Aggregate Bond Index, a proxy for taxable investment-grade bonds in the United States, provided a 12-month total return of -0.4%. The Federal Reserve Board, after cutting short-term interest rates by a total of 0.75 percentage point in autumn 1998, switched direction and boosted short-term rates by 0.50 percentage point in the summer of 1999. Prices of long-term U.S. Treasury securities, which are especially sensitive to interest rate changes, declined nearly -14%, and they recorded a 12-month total return of -7.7%. The yield of the 30-year U.S. Treasury bond rose 107 basis points (1.07 percentage points) on balance, ending the period at 6.05%. Investment-grade corporate bonds fared a bit better, but their interest payments were also more than offset by price declines. The Lehman Long Corporate Index had a total return of -4.5%. The market for high-yield corporate bonds was hurt by rising interest rates, poor operating results for some issuers, and credit-rating downgrades.

     Returns from foreign stock markets were quite good, on balance. The developed markets, weighted by market capitalization, provided a return of 31.3% in U.S. dollars, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The Pacific Rim, where stocks had plummeted in 1997 and 1998, rebounded smartly. Stocks from the region, which is dominated by Japan, gained nearly 39% in local-currency terms, and were boosted further by the sharp decline in the value of the U.S. dollar versus the Japanese yen. The dollar's slide reflected both a record U.S. trade deficit, which raised the supply of dollars held outside the United States, and a renewal of foreign interest in the Japanese stock market, which boosted the demand for yen. The total return from the Pacific's developed markets, reflecting the currency fluctuations, was an eye-popping 70.2% for dollar-based investors. Emerging markets as a group gained 56.5%. Returns from Europe were less gaudy but still strong, with gains of 17.4% for U.S. investors.

     A portfolio-by-portfolio summary of the year's results follows.

FIXED-INCOME PORTFOLIOS
The MONEY MARKET PORTFOLIO had a 12-month total return of 5.1%, outpacing the 4.4% return of the average money market mutual fund. Our result was nearly double the 2.6% rate of inflation, as measured by the Consumer Price Index. The 2.5% after-inflation return is strong relative to historical standards. Short-term interest rates climbed during the year, with the yield of the 3-month Treasury bill rising from 4.36% on September 30, 1998, to 4.85% a year later. The portfolio's yield, which lags a bit in reacting to market rates, drifted lower in the first half of the year, then rose in the second half. At fiscal year-end, the yield stood at 5.26%.

     Costs are an important determinant in the relative performance of fixed-income funds, and were the chief reason our Money Market Portfolio outperformed most peers. Our 0.20% expense ratio (annual expenses as a percentage of average net assets) is just a fraction of the 0.82% charged by our average competitor. In other words, the operating expenses borne by our investors were lower by $6.20 per $1,000 invested than the costs charged by the average money fund.

     Our HIGH-GRADE BOND PORTFOLIO, which met its objective of closely tracking the all-market Lehman Aggregate Bond Index, sagged under the weight of rising interest rates to post a total return of -0.5%, just behind the index return of -0.4%. The average intermediate-term U.S. government fund fared worse, declining -1.5%.

     The HIGH YIELD BOND PORTFOLIO provided a return of 2.7%, as a weak second half of the fiscal year trimmed first-half gains. We trailed both the 4.8% result of our average peer and the 2.9% return of our unmanaged benchmark, the Lehman High Yield Bond Index. In an environment where lower quality resulted in higher returns, the portfolio's adviser, Wellington Management Company, LLP, shied away from issuers with particularly vulnerable finances. Our lower operating costs (an expense ratio of 0.29% versus 1.31% for the average high-yield fund) enable the portfolio to provide competitive long-term returns while focusing on the higher-quality end of the high-yield market. The higher yields offered by low-rated issues don't fully compensate, in our view, for the increased credit risk.

----------------------------------------------------------
                                         TOTAL RETURNS
                                       FISCAL YEAR ENDED
                                      SEPTEMBER 30, 1999
----------------------------------------------------------
MONEY MARKET PORTFOLIO*                      5.1%
  (SEC 7-Day Annualized
  Yield: 5.26%)

Average Money Market Instrument Fund**       4.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   4.6
----------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                   -0.5%
Average Intermediate
  U.S. Government Fund**                    -1.5
Lehman Aggregate Bond Index                 -0.4
----------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                    2.7%
Average High Current Yield Fund**            4.8
Lehman High Yield Index                      2.9
----------------------------------------------------------

  *An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

 **Derived from data provided by Lipper Inc.

BALANCED PORTFOLIO
The BALANCED PORTFOLIO achieved a 12-month total return of 9.4%. While this was a fine result in absolute terms, it lagged the average balanced fund by 3.2 percentage points and our composite benchmark--a blend of the S&P 500 Index and high-quality, long-term bonds--by 6 percentage points. Our bond holdings returned -5.6% during the year, offsetting some of the gains from our equity investments. But our shortfall versus our peers and the composite index stemmed from our value-oriented stock holdings, whose return was one-third lower than that posted by the S&P 500 Index, which was led by large-cap growth stocks that pay little or no dividends and therefore are largely absent from our portfolio.

----------------------------------------------------
                                  TOTAL RETURNS
                                FISCAL YEAR ENDED
                               SEPTEMBER 30, 1999
----------------------------------------------------
BALANCED PORTFOLIO                     9.4%
Average Balanced Fund*                12.6
Composite Stock/Bond Index**          15.4
----------------------------------------------------

  *Derived from data provided by Lipper Inc.
 **65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

DOMESTIC EQUITY PORTFOLIOS
Our EQUITY INCOME PORTFOLIO posted a solid absolute total return of 10.4%, which trailed the 12.3% gain for the average equity income fund. Both your portfolio and the average equity income fund trailed far behind the unmanaged S&P 500 Index. We badly lagged the index primarily because we were absent from the technology sector, which returned an incredible 77% during the year. As you know, our portfolio invests in companies that pay relatively high dividends and offer the potential for capital appreciation. Tech stocks certainly have appreciated, but most pay little, if any, dividend income. The portfolio's substantial investments in utility firms, which represent about one-quarter of our assets, gained nearly 14%, versus a 28% gain for the utility segment of the index. This was due largely to our light stake in long-distance and wireless telecommunications stocks, which appreciated strongly during the year but include many low-yielding stocks.

----------------------------------------------------------
                                         TOTAL RETURNS
                                       FISCAL YEAR ENDED
                                      SEPTEMBER 30, 1999
----------------------------------------------------------
EQUITY INCOME PORTFOLIO                     10.4%
Average Equity Income Fund*                 12.3
----------------------------------------------------------
EQUITY INDEX PORTFOLIO                      27.8%
Average General Equity Fund*                27.3
----------------------------------------------------------
GROWTH PORTFOLIO                            27.3%
Average Large-Cap Growth Fund**             37.9
----------------------------------------------------------
S&P 500 Index                               27.8%
----------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO              36.0%
Average Small-Cap Growth Fund*              43.8
Russell 2000 Index                          19.1
Small Company Growth Fund
  Stock Index+                              22.2
----------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Derived from data provided by Lipper Inc., which moved the portfolio to the
  Large-Cap Growth Fund category from the Growth Fund category.
 +Provided by Vestek Systems; tracks the stocks held by the 25 largest small-cap mutual funds. The index incorporates returns from the Russell 2000 Index for periods prior to August 1997.

     The EQUITY INDEX PORTFOLIO gained 27.8% during the year, tracking the performance of the S&P 500 Index, as it aims to do. The portfolio narrowly edged the 27.3% return for the average general equity fund. Not surprisingly, I firmly endorse low-cost index funds. However, I stress that large-cap portfolios tracking the S&P 500 Index will not always beat the majority of actively managed funds, as they have for several years in a row. When smaller stocks outperform larger stocks--and they surely will from time to time--a large-cap fund can be expected to lag the average mutual fund, which tends to hold some small- and mid-cap stocks. Moreover, all stock portfolios are subject to loss in market downturns. Our portfolio has not had a negative total return in the eight full fiscal years since its inception in 1991, but this is a function of a bull market for stocks, not brilliance on our part. The market, and our portfolio, will suffer downturns now and again.

     The GROWTH PORTFOLIO gained 27.3% in fiscal 1999, about 21/2 times the long-term average return for stocks. However, our return was surpassed by those of both the S&P 500 Index (which rose 27.8%) and the average large-cap growth fund (up 37.9%). Compared with its average peer, the portfolio invested a bit more in health-care stocks, one of the market's weakest sectors during the year (up 1%), and a bit less in technology stocks (which, as noted, rose a stunning 77%). Nonetheless, the portfolio's long-term record is quite good.

     Our SMALL COMPANY GROWTH PORTFOLIO posted a powerful 36.0% return during the fiscal year. The portfolio's return was well ahead of the 19.1% gain for the small-cap Russell 2000 Index and the 22.2% return for the Small Company Growth Fund Stock Index, which comprises stocks held by the 25 largest small-cap mutual funds. However, we trailed the average small company growth fund, which gained nearly 44%. Good stock selections in the health-care and technology sectors were the biggest contributors to our portfolio's performance.

INTERNATIONAL PORTFOLIO
Our INTERNATIONAL PORTFOLIO advanced 22.0% during the 12 months ended September
30. While robust on an absolute basis, this return lagged the 31.6% gain of the average international stock fund and the 31.3% rise in the MSCI EAFE Index. The portfolio suffered in relation to peers by having a relatively small exposure to Japanese stocks, which rebounded sharply during the year as investors hoped that massive government spending and ultra-low interest rates would lift the economy out of recession and increase corporate profits.

----------------------------------------------------------
                                         TOTAL RETURNS
                                       FISCAL YEAR ENDED
                                      SEPTEMBER 30, 1999
----------------------------------------------------------
INTERNATIONAL PORTFOLIO                     22.0%
Average International Fund*                 31.6
MSCI EAFE Index                             31.3
----------------------------------------------------------

*Derived from data provided by Lipper Inc.

OUR NEW PORTFOLIOS
The four portfolios introduced during fiscal 1999 have completed less than eight months of operations; their results are presented in the following table. I caution that such a brief track record is not meaningful in evaluating how a fund will perform over the long haul.

     Rising interest rates caused bond prices to fall during fiscal 1999, and the short-term securities held by the SHORT-TERM CORPORATE PORTFOLIO were not immune. The portfolio's 1.1% total return from February 8 through September 30 reflected interest income of 3.6% and a price decline of -2.5%. The result was slightly higher than returns for our average peer and our index benchmark.

     The DIVERSIFIED VALUE PORTFOLIO, which seeks long-term growth by purchasing undervalued large-cap and mid-cap stocks, got off to a rough start. It declined -6.9% from its February inception through September 30, as its stock selections tended to remain out of favor at a time when the market was dominated by a relative handful of high- octane growth stocks. However, our return was subpar even in relation to other value funds, as prices of a few key holdings were pummeled because of earnings disappointments.

-------------------------------------------------------------
                                           TOTAL RETURNS
                                         SINCE INCEPTION*
                                              THROUGH
                                        SEPTEMBER 30, 1999
-------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO               1.1%
Average Short Investment Grade
  Blend Fund**                               1.0
Lehman 1-5 Year Investment
  Grade Index                                0.9
-------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                 -6.9%
Average Large-Cap Value Fund**               3.7
S&P 500 Index                                4.0
-------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                      6.5%
Average Mid-Cap Core Fund**                 10.3
S&P MidCap 400 Index                         6.0
-------------------------------------------------------------
REIT INDEX PORTFOLIO                        -1.5%
Average Real Estate Fund**                  -1.3
Morgan Stanley REIT Index                   -1.5
-------------------------------------------------------------

  *For Short-Term Corporate and Diversified Value
   Portfolios, February 8, 1999; for Mid-Cap Index and

   REIT Index Portfolios, February 9, 1999.
 **Derived from data provided by Lipper Inc.

     Our new MID-CAP INDEX PORTFOLIO gained 6.5%, a solid if unspectacular result. Although stock investors began during the fiscal year to extend their enthusiasm beyond large-cap stocks, mid- and small-cap stocks generally lagged large-cap issues. Our return was slightly ahead of our benchmark index's gain but trailed the return of the average mid-cap mutual fund.

     The REIT INDEX PORTFOLIO declined -1.5%, reflecting general weakness among real estate investment trusts, whose share



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

prices tend to be hurt by rising interest rates (and helped by falling rates). The portfolio's return was in line with its peers and its target index.

     Over the long haul--a period that should be measured in decades for holders of variable annuity and variable insurance contracts--I am confident that our new portfolios, aided by the advantage of low costs in relation to competitors, will serve investors well.

LONGER-TERM PERFORMANCE OVERVIEW
We encourage all investors--and certainly those employing variable annuities--to take a long-term perspective when crafting investment programs and evaluating their holdings. The adjacent table presents the lifetime records of the nine portfolios that have been in existence for more than a year. I'm pleased to report that eight of the portfolios have outperformed their average peers since inception. The sole exception--the Small Company Growth Portfolio--has trailed its average competitor slightly, by an average of 0.4 percentage point annually.

---------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                               SINCE INCEPTION
                                         THROUGH SEPTEMBER 30, 1999
                                 ------------------------------------------
                                                AVERAGE
                                   VANGUARD    COMPARABLE
PORTFOLIO (INCEPTION)             PORTFOLIO       FUND         DIFFERENCE
---------------------------------------------------------------------------
Money Market (5/2/1991)               4.8%         4.3%           0.5%
High-Grade Bond (4/29/1991)           7.3          6.3            1.0
High Yield Bond (6/3/1996)            7.5          6.8            0.7
---------------------------------------------------------------------------
Balanced (5/23/1991)                 13.2%        11.5%           1.7%
---------------------------------------------------------------------------
Equity Income (6/7/1993)             16.8%        14.0%           2.8%
Equity Index (4/29/1991)             18.3         15.1            3.2
Growth (6/7/1993)                    22.1         20.6            1.5
Small Company Growth (6/3/1996)       8.4          8.8           -0.4
---------------------------------------------------------------------------
International (6/3/1994)             10.7%         9.5%           1.2%
---------------------------------------------------------------------------

     Our low costs are an important factor in the strong relative performance of the portfolios. In fiscal 1999, the portfolios' expense ratios (expenses as a percentage of average net assets) ranged from 0.18% to 0.49%, and each portfolio's ratio was but a fraction of that charged by the average fund in its category. This difference--we call it the "Vanguard advantage"--gives the portfolios a head start year after year in their quest to provide superior performance. I note that neither our expense ratios nor those of our competitors include the administrative and insurance costs associated with variable annuity or insurance contracts.

     The oldest portfolios of Vanguard Variable Insurance Fund have been operating for less than a decade, a brief period compared with the 30-, 40-, or 50-year investing time horizons of many investors. Our portfolios were fortunate to have been "born" during a generally favorable period for financial markets--especially for large-cap U.S. stocks. There is, however, one danger for investors accustomed to fair weather--they may not be properly prepared for the inevitable storms that financial markets encounter. In this regard, it's important to have realistic expectations for returns and to understand that sharp fluctuations--down as well as up--are to be expected.

     The future is unpredictable, but the long-term annual average returns for stocks and high-quality bonds--11% and 6%, respectively--may provide useful guidance in setting expectations. However, to capture something near those gross returns, investors had to endure wide year-to-year fluctuations and to limit the costs of investing.

IN SUMMARY
The past 12 months demonstrated a fact of investing life: Markets fluctuate, sometimes substantially. We have long advocated a balanced investment approach--holding a combination of stock funds, bond funds, and short-term reserves--as a simple but effective way to participate in the long-term rewards of the financial markets while tempering the risks. Creating such a plan--tailored to your time horizon, objectives, and personal situation--and sticking with it--is a time-tested approach to long-term investment success.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer


October 13, 1999

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED SEPTEMBER 30, 1999

The fiscal year ended September 30, 1999, was, in a sense, two distinctly different periods. During the first half of the year, stock markets rebounded sharply from the crisis of confidence that had shaken investors during the summer of 1998. Then, during the second half, fears of a global economic slump gave way to optimism about improving business activity. Indeed, a new concern--that economic growth might be getting out of hand--came to the fore, causing interest rates to rise and bond prices to fall, depressing the total returns on bonds and cooling off the hot U.S. stock market.

U.S. STOCK MARKETS
A robust U.S. economy and rising expectations for corporate earnings buoyed the U.S. stock market, especially during the first half of the fiscal year. Consumers, whose spending accounts for roughly two-thirds of economic activity, spent like never before, encouraged by rising wealth from a long bull market, a bright employment picture (unemployment was at a slim 4.2% of the workforce in September), and rising incomes (after-tax personal income in August was up 5.2% from a year earlier). Indeed, on average, U.S. households in August spent just above $1.01 for every $1.00 of after-tax income, dipping into savings or borrowing to finance some of their purchases.

---------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 1999
                                            -------------------------------------
                                             1 YEAR       3 YEARS       5 YEARS
---------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                               27.8%        25.1%       25.0%
   Russell 2000 Index                          19.1          8.7        12.4
   Wilshire 5000 Index                         27.0         21.9        22.7
   MSCI EAFE Index                             31.3         10.7         9.4
---------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 -0.4%         6.8%        7.8%
   Lehman 10 Year Municipal Bond Index         -0.5          5.9         6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                  4.6          5.0         5.2
---------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         2.6%         2.1%        2.4%
---------------------------------------------------------------------------------

     During the first half of the period, the stock market rose 26.1%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve's Open Market Committee cut short-term interest rates a total of
0.75 percentage point during autumn 1998. However, stock returns were muted during the second half of the fiscal year, when the Fed acted to boost short-term rates to slow the economy and reduce inflationary pressures. Higher rates tend to hurt stock prices because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. And the higher the rate, the more future earnings are discounted, and the less investors are willing to pay for the stock now. After a second-half gain of just 0.7%, the Wilshire 5000 Index recorded a 27.0% return for the full fiscal year. A rise in corporate profits helped stock investors overcome their worries about higher interest rates.

     Big stocks outperformed small stocks during the fiscal year, and growth stocks outpaced value stocks. The S&P 500 Index, which is made up largely of large-capitalization stocks, gained 27.8%, while the small-cap Russell 2000 Index posted a 19.1% return. Large and small growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--outdistanced value stocks, posting gains of roughly 33%. Value stocks within the S&P 500 Index gained 21.5%, while the value stocks in the Russell 2000 recorded a meager 5.8% return.

     The market's leaders were large-cap technology stocks, which as a group posted a gain of 77% during the year. Big gains also were posted by retailers and other members of the consumer-discretionary sector (up 34%) and by the producer-durables sector (up 45%), which includes engine, machinery, and aircraft makers. The weakest sectors were consumer staples (a -1% return), where food and beverage company stocks were hurt by disappointing earnings, and health care (up 1%), where stocks suffered from weaker-than-expected earnings and concerns about government efforts to limit health-care spending.

U.S. BOND MARKETS
The powerful economic growth that helped stocks was seen as a negative for bonds. Investors and Federal Reserve policymakers alike worried that growth was so strong it was bound to push up inflation. However, the Consumer Price Index rose a relatively modest 2.6% during the 12-month period.

     The Fed, having lowered interest rates late in 1998 to help fuel the economy, reversed its stance and tapped on the monetary brakes with quarter-point rate increases on June 30 and again on August 24. The Fed said it sought to "diminish the risk of rising inflation."

     Yields of long-term U.S. Treasury bonds rose by 1 to 1.5 percentage points during the fiscal year. The yield of the 30-year Treasury bond increased 1.07 percentage points (107 basis points), from 4.98% on September 30, 1998, to 6.05% a year later. The yield of the 10-year Treasury, a key benchmark for mortgage loans, rose 146 basis points, from 4.42% to 5.88%. Three-month Treasury bills rose on balance by 49 basis points, from 4.36% to 4.85%.

     The Lehman Brothers Aggregate Bond Index, a benchmark for the entire taxable bond market, posted a negative -0.4% return, as interest income of 6.1% from bonds was more than offset by an average price decline of -6.5%. Returns were somewhat higher for high-yield (junk) bonds and mortgage-backed securities such as GNMAs.

INTERNATIONAL STOCK MARKETS
International markets recorded big gains during the 12 months ended September
30. The Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index provided a 31.3% return for U.S. investors. Gains were especially large in the Pacific region, where the MSCI Pacific Free Index posted a 70.2% return for the fiscal year. Currency fluctuations, principally the U.S. dollar's slide versus the Japanese yen, accounted for more than 30 percentage points of the gain in the Pacific region. Emerging markets, as measured by the Select Emerging Markets Free Index, gained 47.9% for U.S. investors. Returns from Europe were 17.4%, as measured by the MSCI Europe Index. European currencies generally declined versus the U.S. dollar, which for U.S. investors reduced the 26.2% gains made in local currencies.

     Stocks benefited from a general brightening of the world economic outlook. When the fiscal year began, markets were still reacting to economic weakness in Japan and upheavals elsewhere in Asia, Russia, and Latin America. But business rebounded in many nations around the world, aided by the efforts of central banks to spur economic growth with lower interest rates.

REPORT FROM VANGUARD FIXED INCOME GROUP
MONEY MARKET, SHORT-TERM CORPORATE,
AND HIGH-GRADE BOND PORTFOLIOS

During the fiscal year ended September 30, 1999, interest rate volatility increased in reaction to changes in monetary policy at the Federal Reserve. Yields on long-term U.S. Treasury bonds began the period at 4.98% and finished at 6.05%. Early in the fiscal year, financial markets were unsettled because of deteriorating global economic conditions. These conditions reached their low point when Russia devalued its currency and defaulted on its debt, leading many investors worldwide to seek the safe haven of U.S. Treasury securities. Corporations issuing debt securities to finance or expand operations discovered a lack of interest in their bonds. The high demand for Treasuries and the market's shunning of other debt securities drove yield spreads--the difference between yields on Treasuries and those on riskier securities--to record levels, restricting borrowers' ability to obtain funding. The Fed, seeking to maintain liquidity in the financial markets, lowered interest rates on three separate occasions and succeeded in restoring some stability.

     In the months following the Fed's decisive action, investors waited to judge whether the capital market dislocations of 1998 would upset the overall economy in 1999 or would prove to be merely a brief bump in an otherwise smooth ride for the U.S. economy. By the early spring, evidence accumulated that the U.S. economy was not slowing down. The unemployment rate continued to decline, diminishing the pool of available workers. Traditional economic models suggest that tight labor markets eventually lead to wage inflation. Nonetheless, government statistics estimating labor-related expenses have been relatively well contained so far. Average hourly earnings have been on the rise, but manufacturers' ability to develop more cost-efficient means of production has allowed them to limit price increases in order to stay competitive. This growth in productivity has so far allowed our economy to grow rapidly without the expected side effect of worsening inflation.

     On June 30, the Fed took back one of the three quarter-point rate cuts it made last autumn; on August 24, it took back a second, bringing the target federal funds rate to 5.25%. Fed officials expressed concern about the economy's ability to sustain its impressive growth without accelerating inflation. They have made it clear that they would prefer to preempt an inflationary buildup rather than react to one. Despite the Fed's moves, however, there is little evidence that demand has slowed. Interest-sensitive sectors of the economy are still performing strongly. For example, home sales remain near record levels, and consumer purchases of automobiles and other durable goods show no sign of abating. It may be too early for signs of reduced demand to show, given that higher interest rates usually take some time to affect purchasing decisions. We anticipate that the Fed will react quickly to any indication that inflation pressures are still building.

MONEY MARKET PORTFOLIO
The Money Market Portfolio returned 5.1% in fiscal 1999, compared with 4.4% for the average money market fund. We shortened the portfolio's average maturity before the Federal Reserve made the first of its two summer increases in interest rates. This allowed the portfolio to take advantage of higher rates more quickly. We now have a neutral stance, which puts us in the position to benefit from higher yields if the Fed acts again while selectively searching for higher-yielding securities that meet our stringent credit-quality standards. Because the portfolio has a significant expense advantage in relation to competitors, we can maintain the high credit quality you expect while still offering superior investment returns.

SHORT-TERM CORPORATE PORTFOLIO
The Short-Term Corporate Portfolio commenced operations on February 8 and recorded a 1.1% return through September 30. This was slightly ahead of the 1.0% return of the average comparable mutual fund. The portfolio's mission is to provide investors with a high level of current income, consistent with the maintenance of principal and liquidity, by investing primarily in investment-grade corporate bonds with an average dollar-weighted maturity of 1 to 3 years.

     During this startup period, our primary concern was to maintain adequate diversification of issuers. At fiscal year-end, the portfolio owned securities from more than 90 different issuers. Given our positive outlook for the economy and corporate earnings, together with the prevailing wide spread between yields of corporate and Treasury securities, we focused our buying on instruments from borrowers with credit ratings of A and BBB to maximize income. As is standard practice for Vanguard's Fixed Income Group, the creditworthiness of each security was reviewed by our team of credit analysts before we bought it.

HIGH-GRADE BOND PORTFOLIO
As interest rates rose during the fiscal year, prices of bonds declined, and the High-Grade Bond Portfolio provided a return of -0.5%. During the second half of the period, the yield curve steepened at the shorter end of the Treasury bond market. Three-month Treasury bill yields rose by about 0.4 percentage point, while yields on 2-year Treasury notes rose by 0.6 point. The yield curve for longer-term Treasuries flattened slightly, with 30-year yields rising by 0.4 point.

     For the full fiscal year, yields for 2-year, 10-year, and 30-year Treasury securities rose by 1.3 percentage points, 1.5 points, and 1.1 points, respectively. The chart at right shows the performance of the various sectors of the Lehman Aggregate Bond Index during the 6- and 12-month periods ended

-------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                       PERIODS ENDED SEPTEMBER 30, 1999
                                      -----------------------------------
                                       6 MONTHS              12 MONTHS
-------------------------------------------------------------------------
Lehman Aggregate Bond Index             -0.21%                -0.37%
  Government Sector                     -0.20                 -1.70
  Corporate Sector                      -1.29                 -1.40
  Mortgage-Backed Securities Sector      0.47                  2.27
-------------------------------------------------------------------------

September 30. The best-performing category, by a significant margin, during both the half-year and the full fiscal year was mortgage-backed securities. This sector's higher yield and shorter average life combined to cushion the effects of rising interest rates.

     Because of fears that the Fed's tightening would ultimately hurt corporate profitability, spreads widened between Treasury and corporate bonds, and corporate bond returns lagged during the second half of the year. For the full year, corporates performed slightly better than government bonds.

     The High-Grade Bond Portfolio is designed to closely track the performance of the Lehman Aggregate Bond Index. The portfolio's returns lagged those of the index by 0.17 percentage point for the second half of the fiscal year and by just 0.12 point for the full year. This was excellent tracking, given that the index is a "paper" entity with no expenses at all, while the portfolio has operating costs that total approximately 0.23 percentage point annually.

     As of September 30, the High-Grade Bond Portfolio comprised 28% government bonds, 33% corporate bonds, 5% foreign bonds (denominated in U.S. dollars), and 34% mortgage-backed securities.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal

October 14, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO
The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

SHORT-TERM CORPORATE PORTFOLIO
The adviser believes a portfolio can provide relatively high levels of current income with only modest share-price fluctuation by holding high-quality corporate bonds with short- and intermediate-term maturities.

HIGH-GRADE BOND PORTFOLIO
The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.
-------------------------------------------------------------------------------

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio provided total returns of -1.8% and 2.7%, respectively, for the 6- and 12-month periods ended September 30, 1999. The yield on the 10-year U.S. Treasury bond rose 64 basis points (0.64 percentage point) during the second half of the fiscal year, and nearly 150 basis points over the full year. Rising interest rates have a depressing effect on bond prices. As we have stated often, however, the direction of interest rates is not necessarily the determining factor in how the high-yield bond market behaves.

     The below-investment-grade, or high-yield, market continues to be a hybrid between the bond and stock markets. Under some conditions, high-yield bonds follow the direction of the stock market; at other times, they behave more like investment-grade bonds. When the stock market is very volatile, below-investment-grade bonds usually move in the same direction as stocks. When the stock and bond markets are reasonably stable, high-yield bonds tend to trade much like investment-grade bonds. And sometimes the high-yield market acts independently of the other major capital markets. For example, during the first nine months of 1999, credit-rating downgrades outpaced upgrades, reflecting poor operating results for corporate issuers of high-yield debt. (Particularly affected were energy and health-care companies.) The lowering of credit ratings on high-yield bonds helped to widen their risk premium, or yield spread, compared with Treasury securities. This wider spread hurt the performance of high-yield bonds. During the period, the domestic economy and the stock market remained reasonably vibrant, which would have supported the high-yield market had the rating downgrades not been so numerous.

     The Federal Reserve has been gradually raising short-term interest rates in hopes of restraining the expansion of credit and moderating growth and inflationary forces in the economy. The Fed's stance is likely to keep the high-yield market slightly off-balance. When credit is rationed, the marginal borrower or lower-rated issuer must pay a relatively higher risk premium to obtain financing. We have begun to see this phenomenon. Generally speaking, investors will decrease their tolerance for risk if the economy's growth rate begins to slow, as the Fed apparently would prefer.

     We remain very selective with respect to credit quality when it comes to buying new issues for the portfolio. We perform in-depth credit research on a company-by-company basis and emphasize diversification. We are also avoiding the smaller start-up companies and continuing to emphasize higher-quality issues within the below-investment-grade market. The portfolio's holdings continue to be focused on cash-paying issues almost exclusively rated B or better.

Earl E. McEvoy, Senior Vice President
and Portfolio Manager

October 13, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
-------------------------------------------------------------------------------

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
BALANCED PORTFOLIO

The Balanced Portfolio achieved a return of 9.4% for the fiscal year ended September 30, 1999. The portfolio's stock segment, which constituted 64% of assets at year-end, gained 18.7%, and the bond portion returned -5.6%. The overall stock market rose rapidly in the first half of the fiscal year, but progressed only modestly after that, while bonds declined in value as interest rates rose during the year.

     We continued to emphasize high-quality stocks with conservative financial characteristics, such as low price/earnings ratios and above-average dividend yields. The performance of such "value" stocks tended to lag the performance of growth stocks in the first half of the fiscal year. Although value stocks' performance improved in the spring of 1999, the stock market in general continues to have a narrow focus, with most of the positive performance concentrated in the information technology sector. This hurts our performance in comparison with the market indexes because our largest exposures are in the financial-services, industrial & commercial, materials, health-care, and energy sectors.

     We cut our stakes in the energy and financial-services sectors modestly during fiscal 1999. The portfolio's stock gains came from a wide array of our holdings, with Citigroup, Motorola, IBM, and Alcoa among the key contributors. New names during the year included Emerson Electric, Black & Decker, Alcan, and Unicom.

     Since the financial turmoil of the summer of 1998, created by economic crises in Asian nations and in Russia, the world outlook has improved considerably. As a result, bond investors became increasingly concerned that the strong growth exhibited by the U.S. economy would cause inflation to accelerate. There is concern that the Federal Reserve will continue to raise interest rates--as it did in June and August--to head off any inflationary threat. Our strategy is to maintain a substantial commitment to high-quality corporate bonds, which are attractively valued relative to U.S. Treasury securities. We also remain somewhat defensive--having somewhat reduced the bond segment's average maturity--because rates, in our view, may increase modestly from here.

     Looking forward, we expect the U.S. economy's expansion to slow somewhat, while economic growth improves elsewhere in the world, especially in Europe and Asia. This outlook suggests that inflation and interest rates may be a bit higher next year. However, it also suggests growth in export markets, which would aid many of the companies we own. At the same time, we expect the U.S. dollar to fall somewhat versus other currencies, which will improve the competitiveness of U.S. companies in international markets.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Paul D. Kaplan, Senior Vice President
and Portfolio Manager

October 13, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
-------------------------------------------------------------------------------

REPORT FROM NEWELL ASSOCIATES
EQUITY INCOME PORTFOLIO

For much of the fiscal year ended September 30, 1999, the stock market surged ahead, led by a narrow group of popular growth and technology stocks that investors perceive as havens of safety and performance. The Equity Income Portfolio ended the year with a return of 10.4%, trailing the 27.8% return of the S&P 500 Index, which was dominated by these large growth stocks. The portfolio lagged the 12.3% return of the average equity income fund largely because of the subpar performance of pharmaceutical stocks. Over the past three- and five-year periods, however, the portfolio has significantly outperformed the average equity income fund.

     Petroleum and telecommunication stocks were the portfolio's best-performing sectors during the year. Petroleum companies benefited from rising oil prices and from concerns about inflation, since some investors view energy stocks as an inflation hedge. Telecom stocks are benefiting from a change in perceptions:
Increasingly, investors view them more as technology stocks and less as the slow-moving, regulated, interest-rate- sensitive telephone stocks of yesteryear. To a large degree, this change explains the group's success during the fiscal year.

     Health-care and electric-utility companies were the portfolio's weaker areas. Drug stocks were under a cloud as competition, slowing product pipelines, and patent expirations held back earnings growth. Electric companies again were ignored as investors looked elsewhere for performance, even though the utilities' earnings growth plus dividend yield will be quite respectable. Finally, the absence of technology stocks in the portfolio contributed significantly to our performance gap in relation to the S&P 500 Index.

     The run-up in tech stocks, many of which pay no dividends, has caused the overall market's dividend yield to fall to unprecedented lows. At the same time, a number of well-known, dividend-paying growth companies have seen earnings growth slow, which has caused their stocks to fall from favor. The result is that their dividend yields are relatively high, producing buying opportunities that we have not seen for many years. By purchasing such issues, which now account for 7.5% of the portfolio's assets, we have improved its diversification and quality.

     The addition of these stocks does not change the portfolio's low-risk characteristics, but should improve its ability to perform in up markets. If we have a bear market, the portfolio's low-beta and high-yield characteristics should help protect its return. If the market continues to rise, the portfolio will, thanks to its new holdings, have greater opportunity to participate in some of the more exciting areas of the economy. We hope that gives the portfolio a better chance to keep up with the market without forgoing downside protection. That, after all, is the idea behind a conservative equity fund.

Roger D. Newell, Chairman

October 13, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields are high both in relation to current market averages and to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
-------------------------------------------------------------------------------

REPORT FROM BARROW, HANLEY,
MEWHINNEY & STRAUSS, INC.
DIVERSIFIED VALUE PORTFOLIO

In its first seven months of operations, your portfolio declined -6.9%, and trailed both of our comparative benchmarks by more than 10 percentage points. The second half of the fiscal year ended September 30 was particularly painful-to the point that some ask, "Is there any value in value investing?" The stock market has been characterized by an ever-narrowing focus on companies with earnings momentum, a trend that reflects a new paradigm in which the price of a stock does not matter.

     Concerns about the market's narrowness have been dismissed by some observers who argue that the U.S. economy has entered a "new era," in which industries will be dominated by one or two "winner takes all" companies. If this were true--and if companies failed to restructure themselves into a niche where they could be market leaders--it would justify a market of a few winners and many losers. Also, since many of today's winners are in the technology sector, defenders of the new-era proposition argue that technology is causing a second industrial revolution that offers vast growth potential.

     During the second half, the top-performing 10% of our value benchmark, the S&P 500/BARRA Value Index, produced all of the positive return. On average, these stocks had a price/earnings ratio of 36, sold at 4.8 times book value, and paid a 1.0% dividend yield. By contrast, our portfolio's average holding had a price/earnings ratio of 13.9, sold at 2.0 times book value, and had a 2.9% dividend yield. Comparisons with the S&P 500 Index and with the tech-heavy Nasdaq Composite Index show even greater differences in valuations. These data suggest that more than a bit of irrationality lies behind the high valuations of some stocks and in the indexes strongly influenced by them.

     In this environment, any company reporting a disappointment was severely punished, and instances of stocks being down 25% or more in a single day were common. We do not remember a time when downside volatility was so pronounced.

     The market's unusual valuations and volatility do not explain away the fact that we had more than our share of problems during the year. The main reason we trailed the market indexes was our minimal exposure to technology stocks, by far the market's strongest sector. Among individual holdings, Sears lowered earnings expectations due to slow soft-goods sales. Waste Management's chairman left, and a price increase significantly impacted revenues and receivables. Bank One increased spending on Internet banking at a time when its credit-card operations had disappointing results. Allstate was hurt by increased auto-insurance claims and hurricane losses and by rising interest rates.

     Many other active investors have sold these stocks. After careful analysis, we still believe that we hold companies that possess good franchises in the marketplace and provide valuable goods and services. Rather than join the crowd, we have decided to hold and even to add these stocks in anticipation of their recovery.

James P. Barrow

October 14, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.
-------------------------------------------------------------------------------

REPORT FROM LINCOLN CAPITAL
MANAGEMENT COMPANY
GROWTH PORTFOLIO

The Growth Portfolio's fiscal year ended September 30 was a period of dramatic contrasts. During the first half, a return of almost 30% was generated; during the second half, the return was -2%. To add insult to injury, the Growth Portfolio trailed the growth indexes in both halves of the year. The contour of the portfolio's returns-strongly positive in the first half of the year, desultory in the second half--was identical to that of fiscal 1998. Such high variability seems to be part of the equity investment landscape.

     Technology stocks contributed mightily to our return in fiscal 1999. Tech stocks in the S&P 500 Index rose 77%, but our returns were lower because we owned several issues that did poorly and missed several that did well. Not surprisingly, four of the portfolio's five biggest winners were technology-based: Cisco Systems, Microsoft, Intel, and Lucent Technologies (the fifth was General Electric). Our losers, all of them modest in their impact, included Monsanto, which was beset by concerns over developments in agricultural genetics; American Home Products (litigation exposure); Quintiles Transnational (earnings shortfall); and Philip Morris (uncertainty over legal settlements). Financial stocks suffered from concerns about interest rates, loan quality, and credit-card growth.

     Among our largest purchases for the year were two telecommunications stocks, a pharmaceutical company, and one technology stock. Large sales included the elimination of three financial-services stocks.

     The portfolio's industry diversification changed dramatically. Technology, broadly defined, now represents more than 40% of the growth indexes, almost double its share a year ago. Our tech holdings expanded apace, principally because of market appreciation. Health care, the portfolio's largest sector weighting a year ago, ebbed to about 17% of assets. We last saw market sectors explode the way technology has back in 1991, when consumer and health-care stocks took off, and before that in 1980, when energy stocks skyrocketed. This time, the explosive growth derives from units--of computing capacity, data transmission, and Internet activity--rather than from higher prices (as with the energy companies 20 years ago). We are responding to the market's dramatic move by enhancing our technology research through the addition of another analyst and changes in research assignments for some technology subsectors. It is an exciting and dynamic period.

     New to our "top ten" list of holdings from a year ago are Lucent Technologies, Warner-Lambert, Dell Computer, and EMC. Our ten largest stocks represent 40% of the portfolio's assets, and we are confident that they will contribute importantly to returns in the months ahead.

     With this report, John Cole, who joined Lincoln Capital in 1997, joins the portfolio's management team.

John Cole, Portfolio Manager
David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

October 8, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.
-------------------------------------------------------------------------------

REPORT FROM GRANAHAN INVESTMENT
MANAGEMENT, INC.
SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio returned 36.0% during the fiscal year ended September 30. Our results were bolstered by renewed market interest in high-growth small companies, especially in the technology and biotechnology sectors where we had sizable stakes.

     The market's renewed interest in small-company stocks did not extend to all sectors. Technology companies with rapid earnings growth, Internet infrastructure companies, and biotech companies were generally strong; consumer and financial-services stocks were generally weak. With interest rates rising, companies with rising cash flow and low debt were favored, and those with rising debt levels were shunned.

---------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                        PERIODS ENDED SEPTEMBER 30, 1999
                                      -------------------------------------
                                       6 MONTHS              12 MONTHS
---------------------------------------------------------------------------
Small Company Growth Portfolio           18.8%                 36.0%
Small Company Growth Fund Index           9.4                  22.2
---------------------------------------------------------------------------

     Seven of the portfolio's top 15 performers during the second half of the year were rapidly growing tech companies, including MicroStrategy (decision-support software); Genesys Telecommunications (computer telephony software; now being acquired); Macrovision (software copy protection); and RealNetworks (software for streaming video and audio over the Internet). Among health-care stocks, strong performers included three early-stage holdings we consider "pioneers": Abgenix (antibody research); Medarex (immune-response pharmaceuticals); and QLT PhotoTherapeutics (photosensitive pharmaceuticals). Other stocks with rapidly growing earnings that made important contributions to our second-half results included REX Stores (consumer electronics); CEC Entertainment (restaurants); and JAKKS Pacific (toy action figures).

     Poorly performing holdings included Acxiom (marketing data and software); Superior Consultants (health-care consulting); Family Golf Centers (driving ranges); and J. Jill Group (women's apparel catalogs). During the second half of the year, eight holdings were acquired or scheduled to be acquired at premium prices.

INVESTMENT STRATEGY

Technology and health-care stocks together accounted for nearly half of the portfolio's assets. Consumer discretionary (25% of assets), producer durables (8%) and financial services (7%) sectors were next in importance.

     In the health-care sector, we reduced or eliminated some successful biotech holdings, including Biogen, Centocor (acquired by Johnson & Johnson), and Genzyme, and replaced them with smaller companies such as LeukoSite, Human Genome Sciences, and Vertex Pharmaceuticals. Other additions included Silknet Software (website interfaces), Latitude Communications (conferencing software); MP3.com (online music); Terayon (cable modems); Polycom

(conferencing systems); and two recent turnarounds, Trimble Navigation (global positioning satellite products) and Maxwell Technologies (pulse-power technology). On balance, we cut back on consumer stocks during the second half of the fiscal year, but new holdings in this group included jewelry chain Zale and Hollywood Park, a gaming company. We boosted our stake in business-services companies through new names such as Learning Tree (information-technology training) and Proxicom (Internet solutions for businesses).

     Our holdings are showing total earnings growth of about 15% annually, and we expect some acceleration in 2000. We expect to generate good long-term growth by selecting a blend of early-stage "pioneer" companies, more-developed "core" growth companies, and turnaround "special values" companies. Current stock valuations are high by historical standards--the average price/earnings ratio for the portfolio's holdings exceeds 30, based on estimated earnings for 1999. At such high valuations, stocks are vulnerable to declines if interest rates continue to rise.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

October 11, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
-------------------------------------------------------------------------------

REPORT FROM SCHRODER INVESTMENT
MANAGEMENT NORTH AMERICA INC.
INTERNATIONAL PORTFOLIO

The International Portfolio rose 22.0% during the fiscal year ended September 30, 1999. This was significantly behind the 31.3% total return of the MSCI EAFE Index and the 31.6% return for the average international stock mutual fund. Clearly, the past 12 months offered an excellent opportunity to make money, and I was too cautious, notably about prospects for Japan's recovery. Overseas investors flocked back to Japanese stocks, hoping for a sustained economic recovery. Indeed, so much capital flooded into Japan that the yen rose by 28% against the U.S. dollar. This boosted returns from Japanese stocks to more than 75% in dollar terms for the fiscal year. The portfolio's returns broadly matched these market gains. But, with the benefit of hindsight, it's clear that we had far too little in Japan. Japan's government is boosting the economy for the second year running with deficits equal to 10% of the gross domestic product and with monetary policy so loose that interest rates are at zero. These are desperate measures indeed, and Japan cannot afford for them to fail. The consensus among investors is that the economy will grow by 0.4% next year after expanding 0.8% this year. Japanese companies are reorganizing operations for efficiency, but with the economy hovering near recession the timing for such steps is not ideal.

     Where I hope to make money for you in the coming year is in emerging markets and Europe. Nearly one-tenth of the portfolio's assets is in emerging markets, which, given their volatility, will well reward us if my call is correct. We believe that Asian countries in particular are in the early phase of a cyclical economic upturn, making them particularly attractive. Latin America is cheaper and riskier. We have a further 5% of assets in Hong Kong and Singapore.

     Continental Europe is in the early stage of an economic upturn. I have positioned the portfolio to benefit from a pickup in consumer demand in the United Kingdom (the British pound's strength is hurting exporters there). In the rest of Europe, the portfolio is designed to benefit from an industrial recovery that I expect to result from the euro's weakness. We also continue to favor telecommunications companies, expecting both greater demand for services and ongoing rationalization in this sector. Continental Europe will benefit from the stimulus of an easy monetary policy because there is much spare capacity and little risk of inflation. In comparison with our benchmark index, we remain particularly overweight in France. We have 19% of assets in U.K. stocks and 46% in continental Europe.

     The growth stocks on which we focus have suffered in the past year because of rising bond yields worldwide. I don't expect this trend to continue, and this should be of benefit to the portfolio's performance.

Richard Foulkes

October 15, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY
MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that returns can fluctuate widely. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

TOTAL INVESTMENT RETURNS: MAY 2, 1991-SEPTEMBER 30, 1999
-------------------------------------------------------
               MONEY MARKET PORTFOLIO          AVERAGE
                                                FUND*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN     RETURN     RETURN       RETURN
-------------------------------------------------------
1991        0.0%        2.3%        2.3%         2.3%
1992        0.0         4.1         4.1          3.8
1993        0.0         3.1         3.1          2.6
1994        0.0         3.6         3.6          3.1
1995        0.0         5.8         5.8          5.3
1996        0.0         5.5         5.5          4.9
1997        0.0         5.5         5.5          4.9
1998        0.0         5.6         5.6          4.9
1999        0.0         5.1         5.1          4.4
-------------------------------------------------------
SEC 7-Day Annualized Yield (9/30/1999): 5.26%

*Average Money Market Instrument Fund.

See Financial Highlights table on page 45 for dividend information for the past five years.

                               [LINE GRAPH]

CUMULATIVE PERFORMANCE: MAY 2, 1991-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                   Average
                   Money Market    Money Market         Salomon Smith Barney
                   Portfolio       Instrument Fund*     3-Month Treasury Index
5/2/1991           10000           10000                10000
    1991    06     10095           10091                10093
    1991    09     10235           10226                10234
    1991    12     10360           10349                10359
    1992    03     10464           10446                10463
    1992    06     10564           10535                10562
    1992    09     10656           10613                10650
    1992    12     10739           10685                10732
    1993    03     10819           10755                10813
    1993    06     10900           10821                10893
    1993    09     10981           10891                10977
    1993    12     11065           10961                11062
    1994    03     11148           11033                11148
    1994    06     11251           11122                11256
    1994    09     11380           11231                11380
    1994    12     11528           11361                11528
    1995    03     11696           11511                11689
    1995    06     11868           11667                11858
    1995    09     12037           11818                12025
    1995    12     12206           11971                12189
    1996    03     12365           12113                12346
    1996    06     12526           12252                12502
    1996    09     12697           12398                12665
    1996    12     12867           12546                12829
    1997    03     13034           12690                12992
    1997    06     13209           12844                13160
    1997    09     13393           13002                13330
    1997    12     13581           13162                13503
    1998    03     13765           13319                13676
    1998    06     13952           13479                13850
    1998    09     14144           13642                14025
    1998    12     14328           13798                14186
    1999    03     14503           13943                14341
    1999    06     14676           14086                14503
    1999    09     14862           14248                14673

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED SEPTEMBER 30, 1999
                                                               ----------------------------------
                                                                                         SINCE         FINAL VALUE OF A
                                                               1 YEAR      5 YEARS     INCEPTION      $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                                 5.09%       5.48%         4.82%            $14,862
         Average Money Market Instrument Fund*                  4.41        4.87          4.30              14,248
         Salomon Smith Barney 3-Month Treasury Index            4.63        5.21          4.66              14,673
-------------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since Inception
                                                  INCEPTION                               --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           5/2/1991       5.09%        5.48%         0.00%        4.82%       4.82%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
FEBRUARY 8, 1999-SEPTEMBER 30, 1999
-----------------------------------------------------------
             SHORT-TERM CORPORATE PORTFOLIO        LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
PERIOD       RETURN      RETURN     RETURN**       RETURN
-----------------------------------------------------------
1999          -2.5%       3.6%        1.1%          0.9%
-----------------------------------------------------------

 *Lehman 1-5 Year Investment Grade Index.

**Since Inception.

See Financial Highlights table on page 46 for dividend information since the portfolio's inception.

                              [LINE GRAPH]

CUMULATIVE PERFORMANCE: FEBRUARY 8, 1999-SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------
                                        Average                 Lehman
                Short-Term              Short Investment        1-5 Year
                Corporate Portfolio     Grade Blend Fund*       Investment Grade Index
2/8/1999        10000                   10000                   10000
    1999  03    10022                   10009                   10061
    1999  06    10018                   10012                   10074
    1999  09    10108                   10103                   10089

                                                                    TOTAL RETURNS
                                                           PERIOD ENDED SEPTEMBER 30, 1999
                                                           -------------------------------   FINAL VALUE OF A
                                                                 SINCE INCEPTION            $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------
         Short-Term Corporate Portfolio                            1.08%                           $10,108
         Average Short Investment Grade Blend Fund*                1.03                             10,103
         Lehman 1-5 Year Investment Grade Index                    0.89                             10,089
---------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

TOTAL RETURN: PERIOD ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                                           INCEPTION     --------------------------------
                                                                             DATE         CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio                                             2/8/1999       -2.50%        3.58%       1.08%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
HIGH-GRADE BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 29, 1991-SEPTEMBER 30, 1999
------------------------------------------------------------
              HIGH-GRADE BOND PORTFOLIO         LEHMAN*
FISCAL      CAPITAL    INCOME      TOTAL         TOTAL
YEAR        RETURN     RETURN      RETURN       RETURN
1991         2.4%       3.1%         5.5%         6.2%
1992         4.2        7.3         11.5         12.6
1993         3.3        6.3          9.6         10.0
1994        -8.9        5.6         -3.3         -3.2
1995         6.6        7.2         13.8         14.1
1996        -1.7        6.5          4.8          4.9
1997         2.7        6.9          9.6          9.7
1998         4.7        6.7         11.4         11.5
1999        -6.3        5.8         -0.5         -0.4
------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

                          [LINE GRAPH]

CUMULATIVE PERFORMANCE: APRIL 29, 1991-SEPTEMBER 30, 1999
--------------------------------------------------------------------------
                                        Average               Lehman
                    High-Grade          Intermediate U.S.     Aggregate
                    Bond Portfolio      Government Fund*      Bond Index
4/29/1991           10000               10000                 10000
     1991   06      10033               10045                 10084
     1991   09      10548               10578                 10657
     1991   12      11069               11112                 11197
     1992   03      10887               10939                 11054
     1992   06      11310               11350                 11499
     1992   09      11758               11841                 11994
     1992   12      11775               11779                 12026
     1993   03      12243               12232                 12523
     1993   06      12562               12507                 12855
     1993   09      12892               12796                 13190
     1993   12      12882               12776                 13198
     1994   03      12524               12433                 12819
     1994   06      12398               12275                 12687
     1994   09      12466               12322                 12765
     1994   12      12537               12311                 12813
     1995   03      13135               12845                 13459
     1995   06      13923               13498                 14278
     1995   09      14190               13710                 14558
     1995   12      14798               14222                 15178
     1996   03      14510               13986                 14910
     1996   06      14592               14017                 14995
     1996   09      14871               14236                 15272
     1996   12      15320               14605                 15730
     1997   03      15227               14520                 15642
     1997   06      15779               14967                 16216
     1997   09      16297               15394                 16755
     1997   12      16761               15776                 17247
     1998   03      17018               15995                 17516
     1998   06      17425               16316                 17926
     1998   09      18149               17010                 18685
     1998   12      18201               16986                 18748
     1999   03      18130               16859                 18654
     1999   06      17946               16680                 18490
     1999   09      18061               16767                 18614

                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED SEPTEMBER 30, 1999
                                                                 ------------------------------------
                                                                                         SINCE       FINAL VALUE OF A
                                                               1 YEAR      5 YEARS     INCEPTION   $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------
         High-Grade Bond Portfolio                             -0.49%       7.70%        7.27%           $18,061
         Average Intermediate U.S. Government Fund*            -1.46        6.36         6.33             16,767
         Lehman Aggregate Bond Index                           -0.37        7.84         7.66             18,614
-----------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Since Inception
                                                 INCEPTION                               ----------------------------------
                                                   DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
High-Grade Bond Portfolio                        4/29/1991      -0.49%       7.70%         0.69%        6.58%       7.27%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
HIGH YIELD BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 3, 1996-SEPTEMBER 30, 1999
---------------------------------------------------------
        HIGH YIELD BOND PORTFOLIO          LEHMAN*
FISCAL  CAPITAL      INCOME     TOTAL       TOTAL
YEAR    RETURN       RETURN     RETURN     RETURN

---------------------------------------------------------
1996     1.5%         3.1%        4.6%      3.7%
1997     4.4          9.7        14.1      14.5
1998    -4.6          8.5         3.9       1.7
1999    -5.7          8.4         2.7       2.9
---------------------------------------------------------


*Lehman High Yield Index.

See financial highlights table on page 47 for dividend and capital gains information since the portfolio's inception.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: JUNE 3, 1996-SEPTEMBER 30, 1999
-------------------------------------------------------------
                                 Average
               High Yield        High Current   Lehman High
               Bond Portfolio    Yield Fund     Yield Index
6/3/1996       10000             10000          10000
1996 06         9968              9968           9968
1996 09        10456             10432          10366
1996 12        10896             10811          10728
1997 03        10943             10890          10849
1997 06        11499             11440          11352
1997 09        11933             12066          11869
1997 12        12212             12208          12102
1998 03        12600             12735          12505
1998 06        12731             12750          12642
1998 09        12392             11852          12067
1998 12        12708             12154          12296
1999 03        12959             12488          12552
1999 06        12853             12565          12594
1999 09        12725             12426          12416

                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 1999
                                   --------------------------------    FINAL VALUE OF A
                                     1 YEAR      SINCE INCEPTION      $10,000 INVESTMENT
------------------------------------------------------------------------------------------
High Yield Bond Portfolio              2.68%           7.52%                $12,725
Average High Current Yield Fund*       4.84            6.75                  12,426
Lehman High Yield Index                2.89            6.73                  12,416
------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                            INCEPTION            -------------------------
                                               DATE    1 YEAR     CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
High Yield Bond Portfolio                    6/3/1996   2.68%     -1.41%    8.93%   7.52%
------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
BALANCED PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 23, 1991-SEPTEMBER 30, 1999
-------------------------------------------------------------------
                    BALANCED PORTFOLIO                   COMPOSITE
                                                           INDEX*
FISCAL    CAPITAL        INCOME          TOTAL             TOTAL
YEAR      RETURN         RETURN         RETURN             RETURN
-------------------------------------------------------------------
1991        2.5%          0.0%            2.5%              2.8%
1992        5.7           4.6            10.3              12.3
1993        7.2           6.9            14.1              13.7
1994       -0.8           3.5             2.7              -0.4
1995       18.5           5.2            23.7              26.6
1996       11.1           4.2            15.3              14.3
1997       26.0           1.6            27.6              30.2
1998        3.7           3.6             7.3              11.5
1999        5.8           3.6             9.4              15.4
-------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

See financial highlights table on page 47 for dividend and capital gains information for the past five years.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: MAY 23, 1991-SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------
                Balanced           Average             Composite           S&P 500
                Portfolio          Balanced Fund       Stock/Bond Index    Index
5/23/1991       10000              10000               10000               10000
1991 06          9750               9692                9695                9929
1991 09         10250              10319               10280               10460
1991 12         10839              11113               11070               11337
1992 03         10614              10979               10820               11050
1992 06         10989              11015               11119               11260
1992 09         11305              11361               11541               11615
1992 12         11617              11903               11959               12200
1993 03         12216              12385               12517               12733
1993 06         12550              12500               12713               12795
1993 09         12898              12926               13124               13126
1993 12         13148              13179               13288               13430
1994 03         12622              12756               12748               12921
1994 06         12811              12527               12676               12975
1994 09         13243              12890               13075               13609
1994 12         13068              12847               13135               13607
1995 03         14143              13629               14276               14932
1995 06         15352              14530               15606               16358
1995 09         16375              15338               16553               17658
1995 12         17307              16083               17564               18721
1996 03         17889              16500               17879               19725
1996 06         18136              16785               18416               20611
1996 09         18874              17249               18912               21248
1996 12         20116              18296               20213               23019
1997 03         20223              18272               20411               23636
1997 06         22662              20043               23082               27762
1997 09         24083              21394               24630               29842
1997 12         24768              21772               25522               30699
1998 03         26706              23412               27943               34981
1998 06         26968              23565               28909               36136
1998 09         25832              22091               27466               32542
1998 12         27751              24707               31304               39472
1999 03         27751              24927               31973               41439
1999 06         29829              25917               33080               44360
1999 09         28271              24866               31696               41589


                                         AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED SEPTEMBER 30, 1999
                                      ---------------------------------
                                                                 SINCE       FINAL VALUE OF A
                                      1 YEAR        5 YEARS    INCEPTION    10,000 INVESTMENT
---------------------------------------------------------------------------------------------
Balanced Portfolio                     9.44%         16.38%      13.24%        $28,271
Average Balanced Fund*                12.56          14.04       11.52          24,866
Composite Stock/Bond Index**          15.40          19.38       14.80          31,696
S&P 500 Index                         27.80          25.03       18.60          41,589
---------------------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.

**65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                  INCEPTION                      ----------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
---------------------------------------------------------------------------------------------
Balanced Portfolio                 5/23/1991   9.44%   16.38%      9.26%    3.98%   13.24%
---------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
EQUITY INCOME PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 7, 1993-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
            EQUITY INCOME PORTFOLIO          S&P 500
FISCAL   CAPITAL    INCOME      TOTAL         TOTAL
YEAR     RETURN     RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1993       5.7%       1.1%        6.8%          3.4%
1994      -4.8        3.2        -1.6           3.7
1995      20.0        5.7        25.7          29.7
1996      14.8        4.3        19.1          20.3
1997      36.6        1.5        38.1          40.4
1998       8.7        2.5        11.2           9.0
1999       7.7        2.7        10.4          27.8
--------------------------------------------------------------------------------

See financial highlights table on page 48 for dividend and capital gains information for the past five years.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: JUNE 7, 1993-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
           Equity Income     Average Equity
             Portfolio        Income Fund      S&P 500 Index
6/7/1993        10000           10000            10000
1993 06         10090           10090            10078
1993 09         10681           10522            10338
1993 12         10521           10697            10578
1994 03          9862           10298            10177
1994 06         10046           10394            10219
1994 09         10506           10788            10719
1994 12         10390           10521            10717
1995 03         11432           11331            11761
1995 06         12118           12124            12884
1995 09         13205           12969            13907
1995 12         14432           13741            14745
1996 03         14827           14335            15536
1996 06         15476           14798            16233
1996 09         15722           15191            16735
1996 12         17129           16344            18130
1997 03         17763           16573            18616
1997 06         20109           18718            21866
1997 09         21705           20294            23504
1997 12         23019           20765            24179
1998 03         25410           22853            27552
1998 06         25066           22613            28462
1998 09         24135           20345            25630
1998 12         27076           23003            31089
1999 03         26748           22841            32638
1999 06         29133           24992            34938
1999 09         26634           22845            32757

                                         AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED SEPTEMBER 30, 1999
                                     -----------------------------------
                                                                SINCE       FINAL VALUE OF A
                                     1 YEAR      5 YEARS      INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
Equity Income Portfolio              10.36%       20.45%       16.78%        $26,634
Average Equity Income Fund*          12.29        16.19        13.98          22,845
S&P 500 Index                        27.80        25.03        20.67          32,757
--------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                   INCEPTION                     -------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Equity Income Portfolio            6/7/1993   10.36%   20.45%     13.45%    3.33%   16.78%
------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
DIVERSIFIED VALUE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
FEBRUARY 8, 1999-SEPTEMBER 30, 1999
--------------------------------------------------------
         DIVERSIFIED VALUE PORTFOLIO    S&P 500
FISCAL   CAPITAL     INCOME    TOTAL     TOTAL
PERIOD   RETURN      RETURN   RETURN*   RETURN
--------------------------------------------------------
1999       -6.9%       0.0%    -6.9%      4.0%
--------------------------------------------------------

*Since inception.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: FEBRUARY 8, 1999-SEPTEMBER 30, 1999
------------------------------------------------------------
                                    Average
           Diversified Value       Large-Cap     S&P 500
               Portfolio          Value Fund      Index
2/8/1999         10000             10000          10000
1999 03          10240             10435          10363
1999 06          11170             11327          11093
1999 09           9310             10366          10401

                                            TOTAL RETURNS
                                     PERIOD ENDED SEPTEMBER 30, 1999
                                     -------------------------------    FINAL VALUE OF A
                                            SINCE INCEPTION            $10,000 INVESTMENT
-----------------------------------------------------------------------------------------
Diversified Value Portfolio                     -6.90%                       $ 9,310
Average Large-Cap Value Fund*                    3.66                         10,366
S&P 500 Index                                    4.01                         10,401
-----------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


TOTAL RETURN: PERIOD ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------
                                                     INCEPTION        SINCE INCEPTION
                                                                 ---------------------------
                                                        DATE      CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------------------
Diversified Value Portfolio                           2/8/1999    -6.90%    0.00%   -6.90%
--------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
EQUITY INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 29, 1991-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                      EQUITY INDEX PORTFOLIO                  S&P 500
FISCAL          CAPITAL        INCOME          TOTAL            TOTAL
YEAR            RETURN         RETURN         RETURN           RETURN
--------------------------------------------------------------------------------
1991            4.5%             0.0%          4.5%              5.4%
1992            8.3              2.4          10.7              11.1
1993            9.5              3.2          12.7              13.0
1994            0.8              2.7           3.5               3.7
1995           26.6              2.9          29.5              29.7
1996           17.8              2.4          20.2              20.3
1997           38.9              1.4          40.3              40.4
1998            7.5              1.5           9.0               9.0
1999           26.2              1.6          27.8              27.8
--------------------------------------------------------------------------------

See financial highlights table on page 49 for dividend and capital gains information for the past five years.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: APRIL 29, 1991-SEPTEMBER 30, 1999
------------------------------------------------------------
             Equity Income      Average General    S&P 500
              Portfolio          Equity Fund        Index
4/29/1991       10000              10000            10000
1991 06          9940               9928            10001
1991 09         10450              10671            10536
1991 12         11317              11590            11420
1992 03         11023              11571            11131
1992 06         11226              11220            11343
1992 09         11573              11550            11700
1992 12         12151              12620            12290
1993 03         12672              13049            12826
1993 06         12725              13174            12889
1993 09         13040              13875            13222
1993 12         13338              14199            13528
1994 03         12820              13757            13015
1994 06         12873              13373            13070
1994 09         13501              14124            13709
1994 12         13490              13960            13707
1995 03         14806              14990            15041
1995 06         16205              16299            16477
1995 09         17485              17724            17787
1995 12         18532              18299            18858
1996 03         19523              19301            19870
1996 06         20392              20201            20762
1996 09         21015              20719            21403
1996 12         22767              21864            23187
1997 03         23361              21391            23809
1997 06         27437              24646            27966
1997 09         29487              27473            30060
1997 12         30318              27190            30923
1998 03         34541              30371            35237
1998 06         35674              30221            36401
1998 09         32131              25726            32780
1998 12         39015              31137            39761
1999 03         40956              31453            41742
1999 06         43820              34364            44684
1999 09         41078              32760            41894


                                        AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED SEPTEMBER 30, 1999
                                     ----------------------------------
                                                                SINCE          FINAL VALUE OF A
                                     1 YEAR       5 YEARS     INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
Equity Index Portfolio                27.84%       24.92%       18.27%             $41,078
Average General Equity Fund*          27.34        18.33        15.14               32,760
S&P 500 Index                         27.80        25.03        18.54               41,894
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------
                                   INCEPTION                          SINCE INCEPTION
                                                                 -------------------------------
                                      DATE     1 YEAR  5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------------
Equity Index Portfolio             4/29/1991   27.84%   24.92%     16.07%    2.20%   18.27%
------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
MID-CAP INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                 TOTAL INVESTMENT RETURNS:
             FEBRUARY 9, 1999-SEPTEMBER 30, 1999
--------------------------------------------------------------
              MID-CAP INDEX PORTFOLIO                     S&P*
FISCAL         CAPITAL        INCOME        TOTAL        TOTAL
PERIOD         RETURN         RETURN       RETURN**     RETURN
--------------------------------------------------------------
1999            6.5%           0.0%         6.5%         6.0%
--------------------------------------------------------------

*S&P MidCap 400 Index.

**Since inception.


[LINE GRAPH]

CUMULATIVE PERFORMANCE: FEBRUARY 9, 1999-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                   Mid-Cap        Average
                   Index          Mid-Cap       S&P MidCap
                  Portfolio      Core Fund*      00 Index
2/9/1999           10000           10000          10000
1999 03            10150           10308          10136
1999 06            11610           11596          11571
1999 09            10650           11033          10599



                                             TOTAL RETURNS
                                    PERIOD ENDED SEPTEMBER 30, 1999
                                    -------------------------------      FINAL VALUE OF A
                                           SINCE INCEPTION             $10,000 INVESTMENT
------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio                          6.50%                      $10,650
Average Mid-Cap Core Fund*                      10.33                        11,033
S&P MidCap 400 Index                             5.99                        10,599
------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

TOTAL RETURN: PERIOD ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                                      INCEPTION    -------------------------
                                                         DATE      CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                                2/9/1999      6.50%    0.00%    6.50%
--------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 7, 1993-SEPTEMBER 30, 1999
-------------------------------------------------------------
                        GROWTH PORTFOLIO           S&P 500
FISCAL         CAPITAL      INCOME       TOTAL       TOTAL
YEAR           RETURN       RETURN      RETURN      RETURN
-------------------------------------------------------------
1993            2.6%         0.0%         2.6%        3.4%
1994            5.2          0.7          5.9         3.7
1995           30.7          1.3         32.0        29.7
1996           26.4          1.4         27.8        20.3
1997           27.4          1.4         28.8        40.4
1998           16.3          1.1         17.4         9.0
1999           26.5          0.8         27.3        27.8
-------------------------------------------------------------

See financial highlights table on page 50 for dividend and capital gains information for the past five years.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: JUNE 7, 1993-SEPTEMBER 30, 1999
--------------------------------------------------------
                               Average
                 Growth        Large-Cap      S&P 500
                 Portfolio     Growth Fund    Index
--------------------------------------------------------
6/7/1993         10000         10000          10000
1993 06          10160         10160          10078
1993 09          10260         10658          10338
1993 12          10601         10893          10578
1994 03          10279         10499          10177
1994 06          10349         10195          10219
1994 09          10863         10808          10719
1994 12          11056         10675          10717
1995 03          12083         11471          11761
1995 06          13365         12788          12884
1995 09          14341         13922          13907
1995 12          15293         14172          14745
1996 03          16367         14927          15536
1996 06          17545         15692          16233
1996 09          18327         16290          16735
1996 12          19407         17083          18130
1997 03          19549         16958          18616
1997 06          22863         20044          21866
1997 09          23598         21921          23504
1997 12          24577         21865          24179
1998 03          28402         25132          27552
1998 06          30485         26552          28462
1998 09          27696         23701          25630
1998 12          34593         30187          31089
1999 03          35944         32732          32638
1999 06          37052         33869          34938
1999 09          35250         32674          32757

                                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED SEPTEMBER 30, 1999
                                            ----------------------------------
                                                                      SINCE        FINAL VALUE OF A
                                             1 YEAR      5 YEARS    INCEPTION     $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
Growth Portfolio                             27.27%       26.54%      22.08%          $35,250
Average Large-Cap Growth Fund*               37.86        24.77       20.62            32,674
S&P 500 Index                                27.80        25.03       20.67            32,757
----------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                  INCEPTION                            -------------------------
                                     DATE       1 YEAR     5 YEARS     CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------------
Growth Portfolio                   6/7/1993     27.27%      26.54%      21.04%    1.04%   22.08%
------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
SMALL COMPANY GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: JUNE 3, 1996-SEPTEMBER 30, 1999
------------------------------------------------------------------
           SMALL COMPANY GROWTH PORTFOLIO              RUSSELL
                                                        2000
FISCAL   CAPITAL         INCOME          TOTAL          TOTAL
YEAR     RETURN          RETURN          RETURN         RETURN
------------------------------------------------------------------
1996      -1.6%           0.0%           -1.6%          -4.4%
1997      21.6            0.6            22.2           33.2
1998     -20.4            0.3           -20.1          -19.0
1999      35.2            0.8            36.0           19.1
------------------------------------------------------------------

See Financial Highlights table on page 50 for dividend and capital gains information since the portfolio's inception.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: JUNE 3, 1996-SEPTEMBER 30, 1999
----------------------------------------------------------------------
                Small Company      Average Small-Cap    Russell
                Growth Portfolio   Growth Fund          2000 Index
6/3/1996         10000              10000                10000
1996 06           9530               9530                 9530
1996 09           9840               9772                 9562
1996 12           9751               9723                10060
1997 03           8887               8590                 9539
1997 06          10062              10230                11086
1997 09          12021              12071                12736
1997 12          11045              11114                12309
1998 03          12385              12459                13547
1998 06          11448              11975                12916
1998 09           9604               9220                10314
1998 12          11923              11562                11996
1999 03          10989              11197                11345
1999 06          13110              12977                13109
1999 09          13060              13254                12281


                                          AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED SEPTEMBER 30, 1999
                                        --------------------------------      FINAL VALUE OF A
                                        1 YEAR           SINCE INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
Small Company Growth Portfolio           35.98%               8.36%               $13,060
Average Small-Cap Growth Fund*           43.76                8.84                 13,254
Russell 2000 Index                       19.07                6.37                 12,281
-----------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                             INCEPTION            -----------------------
                                               DATE    1 YEAR     CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
Small Company Growth Portfolio               6/3/1996  35.98%      7.92%    0.44%    8.36%
-----------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
INTERNATIONAL PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 3, 1994-SEPTEMBER 30, 1999
---------------------------------------------------------
                  INTERNATIONAL PORTFOLIO    MSCI EAFE
FISCAL         CAPITAL     INCOME    TOTAL     TOTAL
YEAR           RETURN      RETURN   RETURN    RETURN
---------------------------------------------------------
1994             3.1%       0.0%     3.1%      0.1%
1995            10.6        0.6     11.2       6.1
1996            11.8        1.6     13.4       8.9
1997            17.2        1.4     18.6      12.5
1998           -10.0        1.3     -8.7      -8.1
1999            20.2        1.8     22.0      31.3
---------------------------------------------------------

See Financial Highlights table on page 51 for dividend and capital gains information for the past five years.

[LINE GRAPH]

      CUMULATIVE PERFORMANCE:  JUNE 3, 1994-SEPTEMBER 30, 1999
----------------------------------------------------------------------
              International        Average                 MSCI
              Portfolio            International Fund      EAFE Index
----------------------------------------------------------------------
6/3/1994       10000                10000                   10000
1994 06         9990                 9990                    9990
1994 09        10310                10312                   10006
1994 12        10159                 9917                    9911
1995 03        10138                 9721                   10103
1995 06        10883                10083                   10185
1995 09        11466                10622                   10617
1995 12        11773                10834                   11056
1996 03        12447                11293                   11384
1996 06        12926                11659                   11572
1996 09        12998                11622                   11566
1996 12        13492                12116                   11759
1997 03        13768                12294                   11583
1997 06        15706                13565                   13096
1997 09        15409                13764                   13012
1997 12        13943                12731                   12001
1998 03        15777                14643                   13776
1998 06        15973                14705                   13931
1998 09        14063                12333                   11960
1998 12        16569                14389                   14441
1999 03        16415                14651                   14652
1999 06        17174                15527                   15035
1999 09        17152                16233                   15705

                                                AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 1999
                                            -----------------------------------
                                                                         SINCE      FINAL VALUE OF A
                                            1 YEAR         5 YEARS     INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
International Portfolio                      21.97%         10.72%      10.66%          $17,152
Average International Fund*                  31.63           9.49        9.52            16,233
MSCI EAFE Index                              31.32           9.43        8.84            15,705
------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                   INCEPTION                      ------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO            6/3/1994   21.97%   10.72%      9.44%    1.22%   10.66%
------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
REIT INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
FEBRUARY 9, 1999-SEPTEMBER 30, 1999
---------------------------------------------------
          REIT INDEX PORTFOLIO        REIT INDEX*
FISCAL   CAPITAL  INCOME    TOTAL       TOTAL
PERIOD   RETURN   RETURN   RETURN**     RETURN
---------------------------------------------------
1999      -1.5%    0.0%    -1.5%         -1.5%
---------------------------------------------------

*Morgan Stanley REIT Index.

**Since inception.


[LINE GRAPH]

CUMULATIVE PERFORMANCE: FEBRUARY 9, 1999-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
             REIT Index         Average Real       Morgan Stanley
             Portfolio          Estate Fund        REIT Index
2/9/1999     10000              10000              10000
1999 03       9750               9727               9748
1999 06      10690              10871              10696
1999 09       9850               9871               9849


                                           TOTAL RETURNS
                                   PERIOD ENDED SEPTEMBER 30, 1999
                                   -------------------------------       FINAL VALUE OF A
                                          SINCE INCEPTION               $10,000 INVESTMENT
------------------------------------------------------------------------------------------
REIT Index Portfolio                           -1.50%                          $9,850
Average Real Estate Fund*                      -1.29                            9,871
Morgan Stanley REIT Index                      -1.51                            9,849
------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

TOTAL RETURN: PERIOD ENDED SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                                      INCEPTION   -----------------------
                                                        DATE      CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
REIT Index Portfolio                                  2/9/1999    -1.50%    0.00%   -1.50%
-----------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------------------------------------------------
                                                                 MONEY       SHORT-TERM       HIGH-GRADE       HIGH YIELD
                                                                MARKET        CORPORATE             BOND             BOND
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         -----------------------------------------------------------------
                                                            YEAR ENDED       FEB. 8* TO       YEAR ENDED       YEAR ENDED
                                                         SEP. 30, 1999    SEP. 30, 1999    SEP. 30, 1999    SEP. 30, 1999
                                                         -----------------------------------------------------------------
                                                                 (000)            (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                       --              --               --               --
    Interest                                                  $ 32,023           $ 727         $ 21,465         $ 13,074
    Security Lending                                                --              --                4                5
                                                         -----------------------------------------------------------------
       Total Income                                             32,023             727           21,469           13,079
                                                         -----------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
       Basic Fee                                                    74               1               42               90
       Performance Adjustment                                       --              --               --               --
    The Vanguard Group--Note C
       Management and Administrative                               933              21              618              292
       Marketing and Distribution                                  149              --               45               22
    Custodian Fees                                                  32               2               61                5
    Auditing Fees                                                   10               8                9                9
    Shareholders' Reports                                           17              --               15                8
    Trustees' Fees and Expenses                                      1              --                1               --
                                                         -----------------------------------------------------------------
       Total Expenses                                            1,216              32              791              426
       Expenses Paid Indirectly--Note D                             --              --               (5)              --
                                                         -----------------------------------------------------------------
       Net Expenses                                              1,216              32              786              426
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           30,807             695           20,683           12,653
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                      (7)            (29)          (1,277)          (5,546)
    Futures Contracts                                               --              14               --               --
    Foreign Currencies and Forward Currency Contracts               --              --               --               --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                            (7)            (15)          (1,277)          (5,546)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                           --            (383)         (21,106)          (3,123)
    Futures Contracts                                               --             (17)              --               --
    Foreign Currencies and Forward Currency Contracts               --              --               --               --
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    --            (400)         (21,106)          (3,123)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                 $ 30,800           $ 280         $ (1,700)        $  3,984
==========================================================================================================================

*Commencement of operations.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 EQUITY        DIVERSIFIED            EQUITY
                                                             BALANCED            INCOME              VALUE             INDEX
                                                            PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                        ---------------------------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED         FEB. 8* TO        YEAR ENDED
                                                        SEP. 30, 1999     SEP. 30, 1999      SEP. 30, 1999     SEP. 30, 1999
                                                        ---------------------------------------------------------------------
                                                                (000)             (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                               $  9,092           $11,798            $   502          $  16,721
    Interest                                                  14,290               166                 96                560
    Security Lending                                              91                 2                 --                 46
                                                        ---------------------------------------------------------------------
       Total Income                                           23,473            11,966                598             17,327
                                                        ---------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
       Basic Fee                                                 556               436                 28                 93
       Performance Adjustment                                    (93)               --                 --                 --
    The Vanguard Group--Note C
       Management and Administrative                           1,161               894                 42              1,956
       Marketing and Distribution                                 79                58                 --                155
    Custodian Fees                                                 7                18                  2                 16
    Auditing Fees                                                 10                10                  8                 12
    Shareholders' Reports                                         28                25                 --                 40
    Trustees' Fees and Expenses                                    1                 1                 --                  2
                                                        ---------------------------------------------------------------------
       Total Expenses                                          1,749             1,442                 80              2,274
       Expenses Paid Indirectly--Note D                          (20)               --                 --                 --
                                                        ---------------------------------------------------------------------
       Net Expenses                                            1,729             1,442                 80              2,274
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         21,744            10,524                518             15,053
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                27,783             2,990               (444)            11,250
    Futures Contracts                                             --                --                 --              2,697
    Foreign Currencies and Forward Currency Contracts             --                --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      27,783             2,990               (444)            13,947
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                      3,466            25,354             (6,880)           229,115
    Futures Contracts                                             --                --                 --                (85)
    Foreign Currencies and Forward Currency Contracts             --                --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                             3,466            25,354             (6,880)           229,030
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                               $ 52,993           $38,868            $(6,806)         $ 258,030
=============================================================================================================================

*Commencement of operations.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    SMALL
                                                              MID-CAP                             COMPANY
                                                                INDEX            GROWTH            GROWTH     INTERNATIONAL
                                                            PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                        --------------------------------------------------------------------
                                                           FEB. 8* TO        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                        SEP. 30, 1999     SEP. 30, 1999     SEP. 30, 1999     SEP. 30, 1999
                                                        --------------------------------------------------------------------
                                                                (000)             (000)             (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends**                                              $   241          $  7,216           $   826          $  4,097
    Interest                                                      19             1,085               549               760
    Security Lending                                              --                27               170               119
                                                        --------------------------------------------------------------------
       Total Income                                              260             8,328             1,545             4,976
                                                        --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
       Basic Fee                                                   7             1,362               220               319
       Performance Adjustment                                     --                --                 9                13
    The Vanguard Group--Note C
       Management and Administrative                              32             1,568               425               622
       Marketing and Distribution                                 --               112                20                34
    Custodian Fees                                                 2                17                 8               152
    Auditing Fees                                                  8                11                 9                 9
    Shareholders' Reports                                         --                35                14                21
    Trustees' Fees and Expenses                                   --                 1                --                --
                                                        --------------------------------------------------------------------
       Total Expenses                                             49             3,106               705             1,170
       Expenses Paid Indirectly--Note D                           --                --                --                --
                                                        --------------------------------------------------------------------
       Net Expenses                                               49             3,106               705             1,170
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            211             5,222               840             3,806
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                 1,028            51,155             2,020            12,200
    Futures Contracts                                             --                --                --                --
    Foreign Currencies and Forward Currency Contracts             --                --                --            (1,353)
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                       1,028            51,155             2,020            10,847
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                     (2,433)          121,304            37,771            32,559
    Futures Contracts                                             --                --                --                --
    Foreign Currencies and Forward Currency Contracts             --                --                --              (327)
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                            (2,433)          121,304            37,771            32,232
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                $(1,194)         $177,681           $40,631          $ 46,885
============================================================================================================================

 *Commencement of operations.

**Dividends for the International Portfolio are net of foreign withholding taxes of $281,000.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  REIT INDEX
                                                                                                                   PORTFOLIO
                                                                                                               -------------
                                                                                                                  FEB. 8* TO
                                                                                                               SEP. 30, 1999
                                                                                                               -------------
                                                                                                                       (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                                       $   606
    Interest                                                                                                             16
    Security Lending                                                                                                     --
                                                                                                               -------------
       Total Income                                                                                                     622
                                                                                                               -------------
EXPENSES
    Investment Advisory Fees--Note B
       Basic Fee                                                                                                          7
       Performance Adjustment                                                                                            --
    The Vanguard Group--Note C
       Management and Administrative                                                                                      8
       Marketing and Distribution                                                                                        --
    Custodian Fees                                                                                                        3
    Auditing Fees                                                                                                         8
    Shareholders' Reports                                                                                                --
    Trustees' Fees and Expenses                                                                                          --
                                                                                                               -------------
       Total Expenses                                                                                                    26
       Expenses Paid Indirectly--Note D                                                                                  --
                                                                                                               -------------
       Net Expenses                                                                                                      26
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   596
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                          (28)
    Futures Contracts                                                                                                    --
    Foreign Currencies and Forward Currency Contracts                                                                    --
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                                (28)
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                            (1,448)
    Futures Contracts                                                                                                    --
    Foreign Currencies and Forward Currency Contracts                                                                    --
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                     (1,448)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                     $  (880)
============================================================================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions--Net Investment Income, and all portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                        MONEY MARKET                    SHORT-TERM
                                                                         PORTFOLIO                 CORPORATE PORTFOLIO
                                                               -------------------------------   -----------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                               -------------------------------          FEB. 8* TO
                                                                    1999              1998           SEP. 30, 1999
                                                                   (000)             (000)                   (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                        $   30,807       $    24,820           $    695
    Realized Net Gain (Loss)                                             (7)               (9)               (15)
    Change in Unrealized Appreciation (Depreciation)                     --                --               (400)
                                                               ---------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                                30,800             24,811                280
                                                               ---------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                          (30,807)           (24,820)              (695)
    Realized Capital Gain                                               --                 --                 --
                                                               ---------------------------------------------------------
       Total Distributions                                         (30,807)           (24,820)              (695)
                                                               ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         725,646          1,061,400             36,778
    Issued in Lieu of Cash Distributions                            30,807             24,820                695
    Redeemed                                                      (624,080)          (888,628)            (8,139)
                                                               ---------------------------------------------------------
       Net Increase from Capital Share Transactions                132,373            197,592             29,334
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      132,366            197,583             28,919
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                            590,182            392,599                 --
                                                               ---------------------------------------------------------
    End of Period                                                $ 722,548        $   590,182           $ 28,919
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                         725,646          1,061,400              3,721
    Issued in Lieu of Cash Distributions                            30,807             24,820                 71
    Redeemed                                                      (624,080)          (888,628)              (827)
                                                               ---------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                      132,373            197,592              2,965
========================================================================================================================

*Commencement of operations.

----------------------------------------------------------------------------------------------------------------------------------
                                                                             HIGH-GRADE                        HIGH YIELD
                                                                           BOND PORTFOLIO                    BOND PORTFOLIO
                                                                     ---------------------------      ----------------------------
                                                                                        YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                                       1999             1998             1999             1998
                                                                       (000)            (000)            (000)            (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                            $  20,683        $  14,610        $  12,653        $  10,286
    Realized Net Gain (Loss)                                            (1,277)           1,652           (5,546)             214
    Change in Unrealized Appreciation (Depreciation)                   (21,106)          10,148           (3,123)          (7,370)
                                                                     -------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                                    (1,700)          26,410            3,984            3,130
                                                                     -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (20,683)         (14,610)         (12,653)         (10,286)
    Realized Capital Gain                                                 (909)              --             (227)            (124)
                                                                     -------------------------------------------------------------
       Total Distributions                                             (21,592)         (14,610)         (12,880)         (10,410)
                                                                     -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                             163,151          167,673           97,568          112,906
    Issued in Lieu of Cash Distributions                                21,592           14,610           12,880           10,410
    Redeemed                                                          (147,350)         (59,504)         (86,553)         (69,715)
                                                                     -------------------------------------------------------------
       Net Increase from Capital Share Transactions                     37,393          122,779           23,895           53,601
----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                           14,101          134,579           14,999           46,321
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                322,469          187,890          131,208           84,887
                                                                     -------------------------------------------------------------
    End of Period                                                    $ 336,570        $ 322,469        $ 146,207        $ 131,208
==================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                              15,167           15,547            9,786           10,663
    Issued in Lieu of Cash Distributions                                 2,029            1,356            1,299              990
    Redeemed                                                           (13,789)          (5,533)          (8,695)          (6,666)
                                                                     -------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                            3,407           11,370            2,390            4,987
==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                         BALANCED                        EQUITY INCOME
                                                                         PORTFOLIO                         PORTFOLIO
                                                                ----------------------------      ---------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------
                                                                   1999            1998             1999             1998
                                                                   (000)           (000)            (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                       $  21,744        $  19,575        $  10,524        $   9,417
    Realized Net Gain (Loss)                                       27,783           39,951            2,990            2,103
    Change in Unrealized Appreciation (Depreciation)                3,466          (25,475)          25,354           21,179
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                               52,993           34,051           38,868           32,699
                                                                -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         (19,489)         (15,774)          (9,370)          (6,052)
    Realized Capital Gain                                         (40,236)         (21,821)          (2,104)          (5,674)
                                                                -------------------------------------------------------------
       Total Distributions                                        (59,725)         (37,595)         (11,474)         (11,726)
                                                                -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                        130,611          145,644          132,042          174,388
    Issued in Lieu of Cash Distributions                           59,725           37,595           11,474           11,726
    Redeemed                                                     (138,248)         (94,318)        (116,547)        (103,350)
                                                                -------------------------------------------------------------
       Net Increase from Capital Share Transactions                52,088           88,921           26,969           82,764
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      45,356           85,377           54,363          103,737
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                           553,156          467,779          374,946          271,209
                                                                -------------------------------------------------------------
    End of Period                                               $ 598,512        $ 553,156        $ 429,309        $ 374,946
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          7,415            8,177            6,116            8,961
    Issued in Lieu of Cash Distributions                            3,600            2,290              570              677
    Redeemed                                                       (7,837)          (5,299)          (5,384)          (5,252)
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                       3,178            5,168            1,302            4,386
=============================================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                             DIVERSIFIED                  EQUITY INDEX
                                                           VALUE PORTFOLIO                 PORTFOLIO
                                                         -------------------     ------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                               FEB. 8* TO        ------------------------------
                                                            SEP. 30, 1999               1999             1998
                                                                     (000)              (000)            (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                        $    518        $    15,053        $  12,763
    Realized Net Gain (Loss)                                         (444)            13,947            4,510
    Change in Unrealized Appreciation (Depreciation)               (6,880)           229,030           43,795
                                                         ------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                               (6,806)           258,030           61,068
                                                         ------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              --            (12,732)          (9,840)
    Realized Capital Gain                                              --             (4,473)          (6,946)
                                                         ------------------------------------------------------
       Total Distributions                                             --            (17,205)         (16,786)
                                                         ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         69,125            450,504          343,912
    Issued in Lieu of Cash Distributions                               --             17,205           16,786
    Redeemed                                                      (20,045)          (263,396)        (202,406)
                                                         ------------------------------------------------------
       Net Increase from Capital Share Transactions                49,080            204,313          158,292
---------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      42,274            445,138          202,574
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                --            920,245          717,671
                                                         ------------------------------------------------------
    End of Period                                                $ 42,274        $ 1,365,383        $ 920,245
===============================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          6,450             13,596           12,480
    Issued in Lieu of Cash Distributions                               --                600              699
    Redeemed                                                       (1,908)            (8,019)          (7,370)
                                                         ------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                       4,542              6,177            5,809
===============================================================================================================

*Commencement of operations.

-------------------------------------------------------------------------------------------------------------------
                                                                  MID-CAP INDEX                  GROWTH
                                                                    PORTFOLIO                   PORTFOLIO
                                                                -----------------     -----------------------------
                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                     FEB. 8* TO       -----------------------------
                                                                  SEP. 30, 1999             1999             1998
                                                                           (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                              $    211        $   5,222        $   4,147
    Realized Net Gain (Loss)                                              1,028           51,155           39,532
    Change in Unrealized Appreciation (Depreciation)                     (2,433)         121,304           32,038
                                                                ---------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                                     (1,194)         177,681           75,717
                                                                ---------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    --           (4,170)          (4,303)
    Realized Capital Gain                                                    --          (39,875)         (12,264)
                                                                ---------------------------------------------------
       Total Distributions                                                   --          (44,045)         (16,567)
                                                                ---------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                               64,212          375,784          235,489
    Issued in Lieu of Cash Distributions                                     --           44,045           16,567
    Redeemed                                                             (9,332)        (231,886)        (140,467)
                                                                ---------------------------------------------------
       Net Increase from Capital Share Transactions                      54,880          187,943          111,589
-------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                            53,686          321,579          170,739
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                      --          631,058          460,319
                                                                ---------------------------------------------------
    End of Period                                                      $ 53,686        $ 952,637        $ 631,058
===================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                5,885           13,290            9,602
    Issued in Lieu of Cash Distributions                                     --            1,805              810
    Redeemed                                                               (846)          (8,142)          (5,871)
                                                                ---------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                             5,039            6,953            4,541
===================================================================================================================

*Commencement of operations.

-------------------------------------------------------------------------------------------------------------------------------
                                                                      SMALL COMPANY                        INTERNATIONAL
                                                                     GROWTH PORTFOLIO                        PORTFOLIO
                                                               -----------------------------       ----------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
                                                                      1999             1998             1999             1998
                                                                      (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                         $    840        $     699        $   3,806        $   3,438
    Realized Net Gain (Loss)                                         2,020           (1,648)          10,847           (2,868)
    Change in Unrealized Appreciation (Depreciation)                37,771          (28,021)          32,232          (24,519)
                                                               -----------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                                40,631          (28,970)          46,885          (23,949)
                                                               -----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                             (731)            (483)          (3,272)          (3,015)
    Realized Capital Gain                                             (122)              --               --           (2,345)
                                                               -----------------------------------------------------------------
       Total Distributions                                            (853)            (483)          (3,272)          (5,360)
                                                               -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                          85,183           84,575           89,926           94,146
    Issued in Lieu of Cash Distributions                               853              483            3,272            5,360
    Redeemed                                                       (69,143)         (77,871)         (82,080)         (99,247)
                                                               -----------------------------------------------------------------
       Net Increase from Capital Share Transactions                 16,893            7,187           11,118              259
-------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                       56,671          (22,266)          54,731          (29,050)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                            110,856          133,122          217,066          246,116
                                                               -----------------------------------------------------------------
    End of Period                                                $ 167,527        $ 110,856        $ 271,797        $ 217,066
================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                           7,414            7,534            5,936            6,672
    Issued in Lieu of Cash Distributions                                84               42              242              412
    Redeemed                                                        (6,113)          (7,065)          (5,482)          (7,246)
                                                               -----------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                        1,385              511              696             (162)
===============================================================================================================================

--------------------------------------------------------------------------------------------------
                                                                                   REIT INDEX
                                                                                    PORTFOLIO
                                                                              --------------------
                                                                                     FEB. 8* TO
                                                                                  SEP. 30, 1999
                                                                                           (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
    Net Investment Income                                                              $    596
    Realized Net Gain (Loss)                                                                (28)
    Change in Unrealized Appreciation (Depreciation)                                     (1,448)
                                                                              --------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                     (880)
                                                                              --------------------
DISTRIBUTIONS
    Net Investment Income                                                                    --
    Realized Capital Gain                                                                    --
                                                                              --------------------
       Total Distributions                                                                   --
                                                                              --------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                               25,811
    Issued in Lieu of Cash Distributions                                                     --
    Redeemed                                                                             (4,371)
                                                                              --------------------
       Net Increase from Capital Share Transactions                                      21,440
--------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                            20,560
--------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                      --
    End of Period                                                                      $ 20,560
==================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                2,510
    Issued in Lieu of Cash Distributions                                                     --
    Redeemed                                                                               (422)
                                                                              --------------------
       Net Increase (Decrease) in Shares Outstanding                                      2,088
==================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------------
                                                                                       MONEY MARKET PORTFOLIO
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                         -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1999    1998       1997       1996     1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                         $1.00    $1.00     $1.00      $1.00    $ 1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                   .050     .055      .054       .054      .056
    Net Realized and Unrealized Gain (Loss) on Investments                    --       --        --         --        --
                                                                         -----------------------------------------------
         Total from Investment Operations                                   .050     .055      .054       .054      .056
                                                                         -----------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                   (.050)   (.055)    (.054)     (.054)    (.056)
    Distributions from Realized Capital Gains                                 --       --        --         --        --
                                                                         -----------------------------------------------
         Total Distributions                                               (.050)   (.055)    (.054)     (.054)    (.056)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                               $1.00    $1.00     $1.00      $1.00     $1.00
========================================================================================================================

TOTAL RETURN                                                               5.09%    5.60%     5.48%      5.49%     5.77%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                                      $723     $590      $393       $285      $218
    Ratio of Total Expenses to Average Net Assets                          0.20%    0.20%     0.21%      0.19%     0.23%
    Ratio of Net Investment Income to Average Net Assets                   4.98%    5.46%     5.36%      5.36%     5.66%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORT-TERM CORPORATE PORTFOLIO
                                                                                                     ------------------------------
                                                                                                                         FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                         SEP. 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                        $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                                     .355
    Net Realized and Unrealized Gain (Loss) on Investments                                                                   (.250)
                                                                                                                       ------------
         Total from Investment Operations                                                                                     .105
                                                                                                                       ------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                                     (.355)
    Distributions from Realized Capital Gains                                                                                   --
                                                                                                                       ------------
         Total Distributions                                                                                                 (.355)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                             $  9.75
===================================================================================================================================

TOTAL RETURN                                                                                                                 1.08%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                                       $29
    Ratio of Total Expenses to Average Net Assets                                                                          0.27%**
    Ratio of Net Investment Income to Average Net Assets                                                                   5.74%**
    Portfolio Turnover Rate                                                                                                    39%
===================================================================================================================================

*Inception.
**Annualized.


-----------------------------------------------------------------------------------------------------------------------
                                                                                   HIGH-GRADE BOND PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                             1999      1998       1997      1996      1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $11.07    $10.57     $10.29    $10.47   $  9.82
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                 .646      .663       .678      .670      .663
   Net Realized and Unrealized Gain (Loss) on Investments               (.700)     .500       .280     (.180)     .650
                                                                     --------------------------------------------------
      Total from Investment Operations                                  (.054)    1.163       .958      .490     1.313
                                                                     --------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                 (.646)    (.663)     (.678)    (.670)    (.663)
   Distributions from Realized Capital Gains                            (.030)       --         --        --        --
                                                                     --------------------------------------------------
      Total Distributions                                               (.676)    (.663)     (.678)    (.670)    (.663)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $10.34    $11.07     $10.57    $10.29    $10.47
=======================================================================================================================

TOTAL RETURN                                                           -0.49%    11.36%      9.60%     4.80%    13.83%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                    $337      $322       $188      $139      $120
   Ratio of Total Expenses to Average Net Assets                        0.23%     0.28%      0.29%     0.25%     0.29%
   Ratio of Net Investment Income to Average Net Assets                 6.06%     6.16%      6.51%     6.43%     6.58%
   Portfolio Turnover Rate                                                69%       65%       40%        56%       29%
=======================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           HIGH YIELD BOND PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                           --------------------------------------    Jun. 3* to
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  1999         1998           1997  SEP. 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $10.09       $10.59         $10.15         $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                        .847         .895           .922           .299
   Net Realized and Unrealized Gain (Loss) on Investments                      (.573)       (.485)          .450           .150
                                                                           -----------------------------------------------------
      Total from Investment Operations                                          .274         .410          1.372           .449
                                                                           -----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                        (.847)       (.895)         (.922)         (.299)
   Distributions from Realized Capital Gains                                   (.017)       (.015)         (.010)            --
                                                                           -----------------------------------------------------
      Total Distributions                                                      (.864)       (.910)         (.932)         (.299)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $  9.50       $10.09         $10.59         $10.15
================================================================================================================================

TOTAL RETURN                                                                   2.68%        3.85%         14.12%          4.56%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                         $146         $131            $85            $22
   Ratio of Total Expenses to Average Net Assets                               0.29%        0.31%          0.31%        0.32%**
   Ratio of Net Investment Income to Average Net Assets                        8.51%        8.45%          8.88%        9.29%**
   Portfolio Turnover Rate                                                       31%          38%            30%             8%
================================================================================================================================

*Inception.
**Annualized.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                        BALANCED PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999          1998         1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $17.73        $17.97       $14.81         $13.33         $11.33
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .63           .63          .60           .565            .51
   Net Realized and Unrealized Gain (Loss) on Investments          .95           .56         3.31          1.420           2.07
                                                              ------------------------------------------------------------------
      Total from Investment Operations                            1.58          1.19         3.91          1.985           2.58
                                                              ------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.62)         (.60)        (.19)         (.505)          (.50)
   Distributions from Realized Capital Gains                     (1.28)         (.83)        (.56)            --           (.08)
                                                              ------------------------------------------------------------------
      Total Distributions                                        (1.90)        (1.43)        (.75)         (.505)          (.58)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $17.41        $17.73       $17.97         $14.81         $13.33
================================================================================================================================

TOTAL RETURN                                                     9.44%         7.26%       27.60%         15.26%         23.65%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $599          $553        $468            $330           $280
   Ratio of Total Expenses to Average Net Assets
   Ratio of Net Investment Income to Average Net Assets          0.29%         0.31%       0.32%           0.31%          0.36%
                                                                 3.58%         3.72%       3.96%           4.04%          4.25%
   Portfolio Turnover Rate                                         24%           31%          25%            36%            26%
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    EQUITY INCOME PORTFOLIO
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999          1998         1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $19.69        $18.50       $13.71         $12.00         $10.05
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .51          .490          .42            .48            .46
   Net Realized and Unrealized Gain (Loss) on Investments         1.50         1.475         4.69           1.75           2.02
                                                               -----------------------------------------------------------------
      Total from Investment Operations                            2.01         1.965         5.11           2.23           2.48
                                                               -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.49)        (.400)        (.15)          (.46)          (.48)
   Distributions from Realized Capital Gains                      (.11)        (.375)        (.17)          (.06)          (.05)
                                                               -----------------------------------------------------------------
      Total Distributions                                         (.60)        (.775)        (.32)          (.52)          (.53)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $21.10        $19.69       $18.50         $13.71         $12.00
================================================================================================================================

TOTAL RETURN                                                    10.36%        11.19%       38.05%         19.07%         25.69%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $429          $375         $271           $142            $91
   Ratio of Total Expenses to Average Net Assets                 0.33%         0.36%        0.37%          0.35%          0.39%
   Ratio of Net Investment Income to Average Net Assets          2.44%         2.69%        3.11%          3.69%          4.28%
   Portfolio Turnover Rate                                          6%            6%           8%             8%            10%
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DIVERSIFIED VALUE PORTFOLIO
                                                                                                     ---------------------------
                                                                                                                      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                      SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                     $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                                                    .11
   Net Realized and Unrealized Gain (Loss) on Investments                                                                  (.80)
                                                                                                               -----------------
      Total from Investment Operations                                                                                     (.69)
                                                                                                               -----------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                                                      --
   Distributions from Realized Capital Gains                                                                                 --
                                                                                                               -----------------
      Total Distributions                                                                                                    --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                          $  9.31
================================================================================================================================

TOTAL RETURN                                                                                                             -6.90%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                                                     $42
   Ratio of Total Expenses to Average Net Assets                                                                        0.37%**
   Ratio of Net Investment Income to Average Net Assets                                                                 2.38%**
   Portfolio Turnover Rate                                                                                                  18%
================================================================================================================================

*Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    EQUITY INDEX  PORTFOLIO
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999          1998         1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $26.94        $25.32       $18.32         $15.69         $12.47
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .37           .37          .34            .34            .33
   Net Realized and Unrealized Gain (Loss) on Investments         7.04          1.83         6.94           2.75           3.26
                                                               -----------------------------------------------------------------
      Total from Investment Operations                            7.41          2.20         7.28           3.09           3.59
                                                               -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.37)         (.34)        (.19)          (.33)          (.29)
   Distributions from Realized Capital Gains                      (.13)         (.24)        (.09)          (.13)          (.08)
                                                               -----------------------------------------------------------------
      Total Distributions                                         (.50)         (.58)        (.28)          (.46)          (.37)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $33.85        $26.94       $25.32         $18.32         $15.69
================================================================================================================================

TOTAL RETURN                                                    27.84%         8.97%       40.31%         20.19%         29.51%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $1,365          $920         $718           $406           $276
   Ratio of Total Expenses to Average Net Assets                 0.18%         0.20%        0.23%          0.22%          0.28%
   Ratio of Net Investment Income to Average Net Assets          1.21%         1.48%        1.78%          2.13%          2.53%
   Portfolio Turnover Rate                                          4%            1%           1%             2%             2%
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         MID-CAP INDEX PORTFOLIO
                                                                                                         -----------------------
                                                                                                                      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                      SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                     $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                                                    .04
   Net Realized and Unrealized Gain (Loss) on Investments                                                                   .61
                                                                                                                  --------------
      Total from Investment Operations                                                                                      .65
                                                                                                                  --------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                                                      --
   Distributions from Realized Capital Gains                                                                                 --
                                                                                                                  --------------
      Total Distributions                                                                                                    --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                           $10.65
================================================================================================================================
TOTAL RETURN                                                                                                              6.50%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                                                     $54
   Ratio of Total Expenses to Average Net Assets                                                                        0.24%**
   Ratio of Net Investment Income to Average Net Assets                                                                 1.03%**
   Portfolio Turnover Rate                                                                                                  24%
================================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins. **Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       GROWTH PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999          1998         1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $24.33        $21.51       $17.58         $14.10         $10.79
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .16           .16         .190            .18            .16
   Net Realized and Unrealized Gain (Loss) on Investments         6.16          3.43        4.615           3.65           3.26
                                                               -----------------------------------------------------------------
       Total from Investment Operations                           6.32          3.59        4.805           3.83           3.42
                                                               -----------------------------------------------------------------
FDISTRIBUTIONS
   Dividends from Net Investment Income                           (.16)         (.20)       (.180)          (.16)          (.11)
   Distributions from Realized Capital Gains                     (1.53)         (.57)       (.695)          (.19)            --
                                                               -----------------------------------------------------------------
      Total Distributions                                        (1.69)         (.77)       (.875)          (.35)          (.11)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $28.96        $24.33       $21.51         $17.58         $14.10
================================================================================================================================

TOTAL RETURN                                                    27.27%        17.37%       28.76%         27.79%         32.02%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $953          $631         $460           $276           $162
   Ratio of Total Expenses to Average Net Assets                 0.35%         0.39%        0.38%          0.39%          0.47%
   Ratio of Net Investment Income to Average Net Assets          0.59%         0.74%        1.12%          1.29%          1.64%
   Portfolio Turnover Rate                                         50%           48%          38%            42%            32%
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                  SMALL COMPANY GROWTH PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                            -------------------------------------     Jun. 3* to
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  1999         1998           1997   SEP. 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $  9.53       $11.97        $  9.84         $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                         .06          .06            .04            .04
   Net Realized and Unrealized Gain (Loss) on Investments                       3.35        (2.46)          2.13           (.20)
                                                                             ---------------------------------------------------
      Total from Investment Operations                                          3.41        (2.40)          2.17           (.16)
                                                                             ---------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                         (.06)        (.04)          (.04)            --
   Distributions from Realized Capital Gains                                    (.01)          --             --             --
                                                                             ---------------------------------------------------
      Total Distributions                                                       (.07)        (.04)          (.04)            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $12.87      $  9.53         $11.97        $  9.84
================================================================================================================================

TOTAL RETURN                                                                  35.98%      -20.10%         22.16%         -1.60%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                         $168         $111           $133            $44
   Ratio of Total Expenses to Average Net Assets                               0.49%        0.42%          0.39%        0.45%**
   Ratio of Net Investment Income to Average Net Assets                        0.58%        0.54%          0.67%        1.42%**
   Portfolio Turnover Rate                                                       85%         106%            72%            18%
================================================================================================================================

*Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999          1998         1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $12.96        $14.55       $12.74         $11.40         $10.31
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .23           .21          .17            .14            .16
   Net Realized and Unrealized Gain (Loss) on Investments         2.59         (1.48)        2.10           1.36            .99
                                                               -----------------------------------------------------------------
      Total from Investment Operations                            2.82         (1.27)        2.27           1.50           1.15
                                                               -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.20)         (.18)        (.14)          (.16)          (.06)
   Distributions from Realized Capital Gains                        --          (.14)        (.32)            --             --
                                                               -----------------------------------------------------------------
      Total Distributions                                         (.20)         (.32)        (.46)          (.16)          (.06)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $15.58        $12.96       $14.55         $12.74         $11.40
================================================================================================================================

TOTAL RETURN                                                    21.97%        -8.74%       18.55%         13.36%         11.21%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $272          $217         $246           $162            $90
   Ratio of Total Expenses to Average Net Assets                 0.46%         0.48%        0.46%          0.49%          0.54%
   Ratio of Net Investment Income to Average Net Assets          1.51%         1.48%        1.43%          1.42%          1.67%
   Portfolio Turnover Rate                                         39%           38%          22%            19%            27%
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            REIT INDEX PORTFOLIO
                                                                                                            --------------------
                                                                                                                      FEB 8.* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                      SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                     $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                                                    .28
   Net Realized and Unrealized Gain (Loss) on Investments                                                                  (.43)
                                                                                                                ----------------
      Total from Investment Operations                                                                                     (.15)
                                                                                                                ----------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                                                      --
   Distributions from Realized Capital Gains                                                                                 --
                                                                                                                ----------------
      Total Distributions                                                                                                    --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                           $ 9.85
================================================================================================================================

TOTAL RETURN                                                                                                             -1.50%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                                                     $21
   Ratio of Total Expenses to Average Net Assets                                                                        0.27%**
   Ratio of Net Investment Income to Average Net Assets                                                                 6.26%**
   Portfolio Turnover Rate                                                                                                   4%
================================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins. **Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, Short-Term Corporate, High-Grade Bond, High Yield Bond, Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.

    Certain investments of the Money Market, Short-Term Corporate, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

    The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures

(or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

    The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

    Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, High-Grade Bond, Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.

    Wellington Management Company, LLP; Newell Associates; Barrow, Hanley, Mewhinney & Strauss, Inc.; and Lincoln Capital Management Company provide investment advisory services to the High Yield Bond, Equity Income, Diversified Value, and Growth Portfolios, respectively. For the period ended September 30, 1999, the investment advisory fees of the High Yield Bond, Equity

Income, Diversified Value, and Growth Portfolios represented effective annual rates of 0.06%, 0.10%, 0.125%, and 0.15%, respectively, of average net assets.

    Wellington Management Company, LLP, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Long Corporate AA or Better Bond Index. For the year ended September 30, 1999, the investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before a decrease of $93,000 (0.02%) based on performance.

    Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index and an index of the stocks held by the largest small-capitalization stock mutual funds. For the year ended September 30, 1999, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $9,000 (0.01%) based on performance.

    Schroder Investment Management North America Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended September 30, 1999, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $13,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the Board of Trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 1999, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

         ----------------------------------------------------------------------
                             CAPITAL CONTRIBUTED   PERCENTAGE      PERCENTAGE
                                 TO VANGUARD      OF PORTFOLIO    OF VANGUARD'S
         PORTFOLIO                  (000)          NET ASSETS    CAPITALIZATION
         ----------------------------------------------------------------------
         Money Market                 $150             0.02%           0.15%
         Short-Term Corporate           10             0.03            0.01
         High-Grade Bond                70             0.02            0.07
         High Yield Bond                30             0.02            0.03
         Balanced                      130             0.02            0.13
         Equity Income                  90             0.02            0.09
         Diversified Value              10             0.02            0.01
         Equity Index                  300             0.02            0.30
         Mid-Cap Index                  10             0.02            0.01
         Growth                        210             0.02            0.21
         Small Company Growth           40             0.02            0.04
         International                  60             0.02            0.06
         ----------------------------------------------------------------------

The portfolios' Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the portfolios' investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolios part of the commissions generated. Such rebates are used solely to reduce the portfolios' management and administrative expenses. The portfolios' custodian banks have also agreed to reduce their fees when a portfolio maintains cash on deposit in the non-interest- bearing custody account. For the year ended September 30, 1999, these arrangements reduced expenses by:

         ---------------------------------------------------------------------
                                                    EXPENSE REDUCTION
                                                          (000)
                                      ----------------------------------------
                                           MANAGEMENT AND        CUSTODIAN
         PORTFOLIO                         ADMINISTRATIVE           FEES
         ---------------------------------------------------------------------
         High-Grade Bond                         --                  $5
         Balanced                               $20                  --
         ---------------------------------------------------------------------

E. During the period ended September 30, 1999, purchases and sales of investment securities other than temporary cash investments were:

         ---------------------------------------------------------------------------------
                                U.S. GOVERNMENT SECURITIES   OTHER INVESTMENT SECURITIES
                                             (000)                       (000)
                             ------------------------------ ------------------------------
         PORTFOLIO                PURCHASES         SALES      PURCHASES         SALES
         -------------------------------------------------- ------------------------------
         Short-Term Corporate    $    6,690    $    5,398      $  27,189   $       919
         High-Grade Bond            238,288       190,204         59,410        41,878
         High Yield Bond                 --            --         64,398        44,381
         Balanced                    27,966        33,299        132,210       111,489
         Equity Income                   --            --         57,825        27,265
         Diversified Value               --            --         53,117         5,158
         Equity Index                    --            --        244,700        44,808
         Mid-Cap Index                   --            --         62,623         7,344
         Growth                          --            --        589,325       430,194
         Small Company Growth            --            --        131,793       113,640
         International                   --            --        109,685        92,914
         REIT Index                      --            --         22,306           581
         -------------------------------------------------- ------------------------------

    At September 30, 1999, the following portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

         ------------------------------------------------------------------
                                                  EXPIRATION         LOSS
                                             FISCAL YEARS ENDING    AMOUNT
         PORTFOLIO                              SEPTEMBER 30,        (000)
         ------------------------------------------------------------------
         Money Market                             2001-2008       $     19
         Short-Term Corporate                        2008               31
         High-Grade Bond                             2008            1,292
         High Yield Bond                          2007-2008          5,546
         Diversified Value                           2008              444
         Small Company Growth                        2007              821
         REIT Index                                  2008               28
         ------------------------------------------------------------------

     The International Portfolio used a capital loss carryforward of $2,735,000 to offset taxable capital gains realized during the year ended September 30, 1999, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

     During the year ended September 30, 1999, the International Portfolio realized net foreign currency losses of $230,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At September 30, 1999, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:


---------------------------------------------------------------------------
                                              (000)
                           ------------------------------------------------
                                                         NET UNREALIZED
                           APPRECIATED     DEPRECIATED    APPRECIATION
PORTFOLIO                  SECURITIES      SECURITIES    (DEPRECIATION)
---------------------------------------------------------------------------
Short-Term Corporate   $         29     $     (412)      $     (383)
High-Grade Bond               1,576         (8,600)          (7,024)
High Yield Bond                 397         (8,521)          (8,124)
Balanced                    122,549        (22,286)         100,263
Equity Income               131,891         (8,746)         123,145
Diversified Value             1,195         (8,075)          (6,880)
Equity Index                584,498        (28,054)         556,444
Mid-Cap Index                 3,498         (5,931)          (2,433)
Growth                      320,795        (20,908)         299,887
Small Company Growth         38,680         (7,983)          30,697
International                67,354        (13,682)          53,672
REIT Index                      167         (1,615)          (1,448)
---------------------------------------------------------------------------

     At September 30, 1999, the aggregate settlement value of open futures contracts expiring in December 1999 and the related unrealized depreciation were:


-------------------------------------------------------------------------
                                                      (000)
                                        ---------------------------------
                            NUMBER OF       AGGREGATE
PORTFOLIO/                LONG (SHORT)     SETTLEMENT      UNREALIZED
FUTURES CONTRACTS           CONTRACTS         VALUE       DEPRECIATION
-------------------------------------------------------------------------
Short-Term Corporate/
  U.S. Treasury Note          (3)           $   330          $  (2)
  5-Year U.S. Treasury Note  (18)             1,952            (15)

Equity Index/
  S&P 500 Index               17              5,517            (86)
-------------------------------------------------------------------------


Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

     At September 30, 1999, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:


-------------------------------------------------------------------------------
                                           (000)
                  -------------------------------------------------------------
                     CONTRACT AMOUNT
                  ------------------------                            NET
CONTRACT           FOREIGN           U.S.      MARKET VALUE IN    UNREALIZED
SETTLEMENT DATE   CURRENCY         DOLLARS      U.S. DOLLARS     DEPRECIATION
-------------------------------------------------------------------------------
Deliver:
  10/5/1999        JPY 1,469,478     $13,501        $13,804           $(303)
-------------------------------------------------------------------------------

JPY--Japanese Yen.


Unrealized depreciation on open forward currency contracts is required to be treated as realized loss for tax purposes.

     The International Portfolio had net unrealized foreign currency losses of $7,000 resulting from the translation of other assets and liabilities at September 30, 1999.

G. The market value of securities on loan to broker/dealers at September 30, 1999, and collateral received with respect to such loans were:


-----------------------------------------------------------------------
                                                      (000)
                                        -------------------------------
                                          MARKET VALUE        CASH
                                            OF LOANED      COLLATERAL
PORTFOLIO                                  SECURITIES       RECEIVED
-----------------------------------------------------------------------
High Yield Bond                           $     804       $     830
Balanced                                      8,199           8,415
Small Company Growth                          9,298           9,559
International                                10,045          10,733
REIT Index                                      275             280
-----------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
Vanguard Variable Insurance Fund

In our opinion, the statements of net assets included in the insert to this Annual Report and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Corporate Portfolio, High-Grade Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Diversified Value Portfolio, Equity Index Portfolio, Mid-Cap Index Portfolio, Growth Portfolio, Small Company Growth Portfolio, International Portfolio, and REIT Index Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 1999, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 5, 1999

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD VARIABLE INSURANCE FUND

This information for the fiscal year ended September 30, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The High-Grade, High Yield, Balanced, Equity Income, Equity Index, Growth, and Small Company Growth Portfolios designate $697,000, $107,000, $37,250,000, $1,721,000, $3,097,000, $35,184,000, and $122,000, respectively, as capital gain dividends (from net long-term capital gains), which were distributed in October 1998.
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

John C. Bogle

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q640-11/24/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD VARIABLE INSURANCE FUND
STATEMENT OF NET ASSETS  -  SEPTEMBER 30, 1999

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index and Mid-Cap Index Portfolios' securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Investment Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

-------------------------------------------------
CONTENTS

  Money Market Portfolio................  1
  Short-Term Corporate Portfolio........  5
  High-Grade Bond Portfolio.............  8
  High Yield Bond Portfolio............. 15
  Balanced Portfolio.................... 20
  Equity Income Portfolio............... 24
  Diversified Value Portfolio........... 26
  Equity Index Portfolio................ 27
  Mid-Cap Index Portfolio............... 32
  Growth Portfolio...................... 36
  Small Company Growth Portfolio........ 38
  International Portfolio............... 40
  REIT Index Portfolio.................. 43
-------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                              FACE    MARKET
                                                                             MATURITY       AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                    YIELD**                DATE        (000)     (000)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (27.7%)
-------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (27.6%)
Federal Home Loan Bank                                     4.775%          11/12/1999 (1)  $10,000  $  9,995
Federal Home Loan Bank                                      5.11%          10/11/1999 (1)   10,000     9,998
Federal Home Loan Bank                                      5.20%          10/28/1999 (1)    7,000     6,996
Federal Home Loan Bank                                      5.21%          10/12/1999 (1)   15,000    14,994
Federal Home Loan Bank                                      5.42%           10/6/1999 (1)   25,000    24,988
Federal Home Loan Bank                                      5.45%           10/7/1999 (1)   25,000    24,983
Federal Home Loan Mortgage Corp.                           5.159%          11/30/1999        9,820     9,738
Federal Home Loan Mortgage Corp.                           5.186%          10/18/1999 (1)   10,000     9,995
Federal Home Loan Mortgage Corp.                      5.00%-5.62%           1/10/2000        8,000     7,878

-------------------------------------------------------------------------------------------------------------
                                                                                              FACE    MARKET
                                                                             MATURITY       AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                    YIELD**                DATE        (000)     (000)
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                             4.78%          11/30/1999      $ 9,000  $  9,000
Federal National Mortgage Assn.                             5.14%           11/4/1999        6,050     6,021
Federal National Mortgage Assn.                            5.192%          10/15/1999 (1)   15,000    14,996
Federal National Mortgage Assn.                            5.192%          10/24/1999 (1)   10,000     9,997
Federal National Mortgage Assn.                            5.199%          10/21/1999 (1)   20,000    19,989
Federal National Mortgage Assn.                             5.20%          10/26/1999 (1)   20,000    19,989
                                                                                                    ---------
                                                                                                     199,557
                                                                                                    ---------
U.S. GOVERNMENT SECURITY (0.1%)
U.S. Treasury Note                                         6.375%           1/15/2000        1,000     1,004
                                                                                                    ---------

-------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $200,561)                                                                                    200,561
-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (44.2%)
-------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANY (1.8%)
Citicorp                                                   5.859%           2/15/2000       13,200    12,913
                                                                                                    ---------

FINANCE--AUTOMOBILES (3.4%)
DaimlerChrysler North America Holding Corp.                5.356%           10/5/1999        8,000     7,995
Ford Motor Credit Co.                                      5.321%          10/13/1999        1,835     1,832
Ford Motor Credit Co.                                      5.325%          10/20/1999       15,000    14,958
                                                                                                    ---------
                                                                                                      24,785
                                                                                                    ---------

FINANCE--OTHER (17.7%)
Asset Securitization Cooperative Co.                       5.962%           2/18/2000       14,300    13,976
Centric Capital Corp.                                      5.382%          10/25/1999        7,500     7,473
CIT Group Holdings Inc.                                    5.338%          10/12/1999        5,168     5,160
Delaware Funding                                           5.374%          10/15/1999        8,038     8,021
Delaware Funding                                           5.398%          10/22/1999        7,060     7,038
Enterprise Funding Corp.                                   5.376%           10/5/1999        7,559     7,555
Enterprise Funding Corp.                                   5.379%           10/7/1999        2,125     2,123
Enterprise Funding Corp.                                   5.384%          10/15/1999        1,088     1,086
Enterprise Funding Corp.                                   5.391%          10/14/1999          524       523
Enterprise Funding Corp.                                   5.473%           12/1/1999        1,136     1,126
General Electric Capital Corp.                             5.881%           2/29/2000        9,640     9,410
General Electric Capital Corp.                             5.893%           3/14/2000        6,541     6,370
General Electric Capital Corp.                              5.92%           3/17/2000        4,000     3,892
Norwest Financial                                          5.234%          10/13/1999        4,588     4,580
Norwest Financial                                          5.239%          10/12/1999        3,000     2,995
Park Avenue Receivable Corp.                               5.372%           10/8/1999        5,941     5,935
Park Avenue Receivable Corp.                               5.416%          10/21/1999        2,500     2,493
Park Avenue Receivable Corp.                               5.948%           3/14/2000        5,000     4,868
Preferred Receivables Funding Co.                           5.39%           10/7/1999        6,000     5,995
Riverwoods Funding Corp.                                   5.367%          10/18/1999        5,654     5,640
Riverwoods Funding Corp.                                   5.367%          10/19/1999        8,400     8,378
Triple A One Funding Corp.                                 5.365%           10/8/1999        8,887     8,878
Triple A One Funding Corp.                                 5.419%           11/2/1999        4,501     4,480
                                                                                                    ---------
                                                                                                     127,995
                                                                                                    ---------

INDUSTRIAL (4.4%)
Chevron Transport Co.                                      5.918%           3/10/2000        5,000     4,871
Chevron USA Inc.                                           5.888%           2/17/2000        6,488     6,344
First Data Corp.                                           5.358%           10/5/1999        4,398     4,395
Pfizer Inc.                                                5.326%          10/19/1999        1,450     1,446
Pfizer Inc.                                                5.378%           11/2/1999       15,000    14,929
                                                                                                    ---------
                                                                                                      31,985
                                                                                                    ---------

INSURANCE (6.5%)
Aegon Funding Corp.                                        5.612%            2/4/2000       13,150    12,899
Aegon Funding Corp.                                        5.752%           2/15/2000        3,250     3,181
Teachers Insurance & Annuity Assn. of America              5.339%           10/4/1999        9,802     9,798
USAA Capital Corp.                                          4.95%          12/15/1999        5,000     5,018

-------------------------------------------------------------------------------------------------------------
                                                                                              FACE    MARKET
                                                                             MATURITY       AMOUNT    VALUE*
                                                          YIELD**                DATE        (000)     (000)
-------------------------------------------------------------------------------------------------------------
USAA Capital Corp.                                         5.835%           2/23/2000      $13,900  $ 13,582
USAA Capital Corp.                                         5.837%           2/16/2000        2,000     1,957
                                                                                                    ---------
                                                                                                      46,435
                                                                                                    ---------
FOREIGN BANKS (1.3%)
UBS Finance, Inc.                                           5.60%           10/1/1999        4,296     4,296
Westpac Capital Corp.                                      5.201%           10/4/1999        5,000     4,998
                                                                                                    ---------
                                                                                                       9,294
                                                                                                    ---------
FOREIGN GOVERNMENT (3.3%)
Caisse Des Depots et Consignations                         5.336%           10/4/1999        7,096     7,093
Canadian Wheat Board                                       5.841%           3/17/2000        2,060     2,005
KFW International Finance Inc.                              5.83%            3/3/2000        8,667     8,456
Province of British Columbia                               5.846%            3/6/2000        6,500     6,339
                                                                                                    ---------
                                                                                                      23,893
                                                                                                    ---------
FOREIGN INDUSTRIAL (1.2%)
Westpac Trust Secs NZ Ltd.                                 5.359%          10/27/1999        8,750     8,716
                                                                                                    ---------

FOREIGN UTILITIES (4.6%)
British Telecommunications PLC                             5.847%           3/30/2000        5,000     4,857
British Telecommunications PLC                              5.90%            5/3/2000        5,000     4,830
British Telecommunications PLC                             5.904%            4/7/2000        5,000     4,852
France Telecom                                              5.32%           10/5/1999          774       773
Telstra Corp. Ltd.                                         5.268%          10/18/1999        6,000     5,985
Telstra Corp. Ltd.                                         5.472%          12/13/1999       12,008    11,877
                                                                                                    ---------
                                                                                                      33,174
                                                                                                    ---------
-------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $319,190)                                                                                    319,190
-------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (15.0%)
-------------------------------------------------------------------------------------------------------------
U.S. BANKS (3.3%)
Chase Manhattan Bank                                        5.61%            2/1/2000        5,000     5,000
Nationsbank N.A.                                            4.90%           10/8/1999        3,000     3,000
Nationsbank N.A.                                            4.99%           1/11/2000        3,000     3,000
Wachovia Bank N.A.                                         5.271%          10/26/1999 (1)   13,000    13,000
                                                                                                    ---------
                                                                                                      24,000
                                                                                                    ---------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (11.7%)
ABN-AMRO Bank NV                                            4.96%          11/16/1999        5,000     5,000
Bayerische Landesbank Girozentrale                          4.98%          11/19/1999        4,091     4,089
Credit Communal De Belgique SA                              5.81%           2/22/2000        2,000     2,000
Credit Communal De Belgique SA                              5.83%            3/6/2000        5,000     5,000
Credit Communal De Belgique SA                              5.84%           2/28/2000       10,000    10,000
Lloyds Bank                                                 4.94%          10/29/1999       10,000    10,000
National Westminster Bank PLC                               4.98%           1/10/2000       13,000    12,998
Rabobank Nederlanden                                        4.83%           10/6/1999        3,000     3,000
Rabobank Nederlanden                                        5.08%           4/12/2000        3,000     2,998
Rabobank Nederlanden                                        5.29%           5/19/2000       10,000     9,997
UBS AG                                                      5.20%           2/29/2000        5,000     4,999
Westdeutsche Landesbank                                     5.34%          10/27/1999       14,000    14,000
                                                                                                    ---------
                                                                                                      84,081
                                                                                                    ---------
-------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(COST $108,081)                                                                                      108,081
-------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (8.6%)
-------------------------------------------------------------------------------------------------------------
Bayerische Landsbank Girozentrale                           5.25%          10/29/1999       10,000    10,000
Bayerische Landsbank Girozentrale                           5.60%            2/1/2000        9,000     8,996
Credit Agricole Indosuez                                    5.23%           10/7/1999       12,000    12,000
Dresdner Bank AG                                            5.04%           10/4/1999        2,000     2,000
Dresdner Bank AG                                            5.22%           10/6/1999       10,000    10,000
Halifax PLC                                                 5.12%           4/10/2000        5,000     5,000

--------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE    MARKET
                                                                                    MATURITY       AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                           YIELD**                DATE        (000)     (000)
--------------------------------------------------------------------------------------------------------------------
Halifax PLC                                                        5.23%           10/6/1999      $11,000  $ 11,000
National Westminster Bank PLC                                      5.20%           10/4/1999        3,000     3,000
--------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $61,996)                                                                                             61,996
--------------------------------------------------------------------------------------------------------------------
BANK NOTES (2.6%)
--------------------------------------------------------------------------------------------------------------------
Bank of America N.A.                                               5.50%           10/4/1999 (1)   10,000    10,000
LaSalle National Bank                                              5.03%            2/7/2000        5,000     5,000
LaSalle National Bank                                              5.17%           4/20/2000        4,000     3,999
--------------------------------------------------------------------------------------------------------------------
TOTAL BANK NOTES
  (COST $18,999)                                                                                             18,999
--------------------------------------------------------------------------------------------------------------------
OTHER NOTES (9.3%)
--------------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank NV                                                  5.445%           10/4/1999 (1)    5,500     5,498
Abbey National Treasury Services                                   5.14%           4/25/2000        5,000     4,998
Abbey National Treasury Services                                   5.25%            3/1/2000       10,000     9,998
Associates Corp. of North America                                 5.261%          10/20/1999 (1)    9,500     9,497
Associates Corp. of North America                                 5.309%          10/29/1999 (1)   10,000     9,995
First National Bank of Chicago                                     5.13%            4/4/2000        5,000     4,999
First National Bank of Chicago                                     5.90%           3/13/2000       12,500    12,501
General Electric Capital Corp.                                     5.26%          10/12/1999 (1)    9,600     9,600
--------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
  (COST $67,086)                                                                                             67,086
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.4%)
  (COST $775,913)                                                                                           775,913
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.4%)
--------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                          7,999
Payables for Investment Securities Purchased                                                                (59,652)
Other Liabilities                                                                                            (1,712)
                                                                                                           ---------
                                                                                                            (53,365)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------
Applicable to 722,567,152 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)                                                   $722,548
====================================================================================================================

NET ASSET VALUE PER SHARE                                                                                     $1.00
====================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-----------------------------------------------------------------------------------------
AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                                        Amount       Per
                                                                         (000)     Share
-----------------------------------------------------------------------------------------
Paid in Capital                                                       $722,567     $1.00
Undistributed Net Investment Income                                         --        --
Accumulated Net Realized Losses--Note E                                    (19)       --
Unrealized Appreciation                                                     --        --
-----------------------------------------------------------------------------------------
NET ASSETS                                                            $722,548     $1.00
=========================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON         DATE               (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (81.0%)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (15.6%)
ARG Funding Corp.                                                     5.88%    5/20/2003 (1)(2)        $250    $      246
Advanta Mortgage Loan Trust                                           5.98%     3/1/2014 (1)            250           248
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)            200           191
BMW Vehicle Owner Trust                                               6.41%    4/25/2003 (1)            250           250
Citibank Credit Card Trust I                                          5.55%     1/9/2006 (1)            300           283
Countrywide Asset-Backed Certificates                                 6.24%    9/25/2018 (1)            300           295
EQCC Home Equity Loan Trust                                          6.223%   11/25/2001 (1)            350           345
First Bank Corp. Card Master Trust                                    6.40%    2/15/2003 (1)            350           350
Green Tree Home Equity Loan Trust                                     7.05%    9/15/2030 (1)            250           251
Honda Auto Lease Trust                                                6.45%    9/15/2002 (1)            400           400
MBNA Master Credit Card Trust                                         6.70%    1/18/2005 (1)            200           199
Navistar Financial Corp. Owner Trust                                  5.95%    4/15/2003 (1)            350           347
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)            250           238
Residential Asset Securities Corp.                                    6.00%    5/25/2020 (1)            350           345
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)            350           346
UAC Securitization Corp.                                              6.31%    12/8/2006 (1)            175           172
                                                                                                               ------------
                                                                                                                    4,506
                                                                                                               ------------
FINANCE (27.7%)
   AUTO (1.3%)
   Ford Motor Credit Co.                                              5.75%    2/23/2004                400           384

   BANKS (10.9%)
   Bank One Corp.                                                     6.40%     8/1/2002                400           396
   Capital One Bank                                                   6.58%    4/17/2001                250           248
   Dime Bancorp Inc.                                                  7.00%    7/25/2001                100           100
   Mercantile Bancorp                                                 6.80%    6/15/2001                300           300
   Norwest Corp.                                                     6.125%   10/15/2000                425           424
   PNC Funding Corp.                                                 6.125%     9/1/2003                350           338
   Popular Inc.                                                       6.20%    4/30/2001                300           296
   Southern National Corp.                                            7.05%    5/23/2003                500           499
   Summit Bancorp                                                    8.625%   12/10/2002                100           104
   Wachovia Corp.                                                     6.70%    6/21/2004                450           449

   CONSUMER (2.1%)
   CIT Group Holdings                                                 6.25%    3/28/2001                200           199
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001                400           400

   DIVERSIFIED (2.3%)
   Comdisco Inc.                                                      7.25%    9/20/2001                275           275
   Finova Capital Corp.                                               6.11%    2/18/2003                400           387

   OTHER (11.1%)
   Cabot Industrial Properties LP                                    7.125%     5/1/2004                330           319
   Colonial Realty LP                                                 6.96%    7/26/2004                200           189
   Donaldson Lufkin & Jenrette, Inc.                                  6.25%     8/1/2001                350           347
   ERAC USA Finance Co.                                               6.35%    1/15/2001 (2)            200           198
   First Industrial LP                                                7.15%    5/15/2027                250           242
   JDN Realty Corp.                                                   6.80%     8/1/2004                250           236
   Lehman Brothers Holdings Inc.                                      7.00%    5/15/2003                200           198
   Morgan Stanley, Dean Witter & Co.                                 5.625%    1/20/2004                400           381
   Newcourt Credit Group                                             6.875%    2/16/2005 (2)            300           293
   Oasis Residential Inc.                                             6.75%   11/15/2001                250           246
   Reckson Operating Partnership LP                                   7.40%    3/15/2004                125           122
   Regency Centers LP                                                 7.40%     4/1/2004                100            96
   Salomon Smith Barney Holdings Inc.                                 7.30%    5/15/2002                350           355
                                                                                                               ------------
                                                                                                                    8,021
                                                                                                               ------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON         DATE               (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (25.7%)
   AUTOMOTIVE (1.7%)
   DaimlerChrysler North America Holding Corp.                        6.90%     9/1/2004             $  500        $  502

   CABLE (2.2%)
   Cox Communications, Inc.                                           6.50%   11/15/2002                250           246
   TCI Communications, Inc.                                          6.375%     5/1/2003                400           395

   CHEMICALS (2.6%)
   Monsanto Co.                                                      5.375%    12/1/2001 (2)            250           244
   Praxair, Inc.                                                      6.70%    4/15/2001                500           499

   CONSUMER GOODS & SERVICES (2.3%)
   American Stores Co.                                                7.40%    5/15/2005                300           306
   VF Corp.                                                           7.60%     4/1/2004                365           366

   ENERGY & RELATED GOODS & SERVICES (3.5%)
   BP America, Inc.                                                  9.375%    11/1/2000                400           413
   Osprey Trust                                                       8.31%    1/15/2003 (2)            125           125
   Phillips Petroleum Co.                                             9.00%     6/1/2001                450           467

   FOOD & LODGING (0.8%)
   Philip Morris Cos. Inc.                                            9.00%     1/1/2001                235           241

   GENERAL (1.1%)
   Parker Retirement Savings Plan Trust                               6.34%    7/15/2008 (1)(2)         329           320

   GROCERY STORES (1.5%)
   Kroger Co.                                                         6.34%     6/1/2001 (2)            425           422

   HEALTH CARE (1.4%)
   Upjohn Co.                                                        5.875%    4/15/2000                400           400

   OTHER (2.0%)
   Raytheon Co.                                                       5.95%    3/15/2001                300           297
   WMX Technologies Inc.                                              7.00%   10/15/2006                300           271

   PAPER & PACKAGING (0.8%)
   International Paper Co.                                           6.125%    11/1/2003                250           242

   TECHNOLOGY & RELATED (2.4%)
   CSC Enterprises                                                    6.50%   11/15/2001 (2)            300           298
   Texas Instruments Inc.                                             7.00%    8/15/2004 (2)            400           400

   TRANSPORTATION (3.4%)
   Continental Airlines Pass Through Trust                           7.434%    3/15/2006 (1)            300           297
   Delta Air Lines                                                    6.65%    3/15/2004                100            97
   Hertz Corp.                                                       7.375%    6/15/2001                350           354
   Norfolk Southern Corp.                                             6.70%     5/1/2000                230           231
                                                                                                               ------------
                                                                                                                    7,433
                                                                                                               ------------
UTILITIES (12.0%)
Arizona Public Service                                               5.875%    2/15/2004 (3)            400           381
Cinergy Corp.                                                        6.125%    4/15/2004 (2)            150           143
Duquesne Light Co.                                                    6.10%    5/10/2000                400           400
East Coast Power                                                     6.737%    3/31/2008 (2)            142           134
FPL Group Capital Inc.                                               7.625%    9/15/2006                300           305
KN Energy Inc.                                                        6.45%   11/30/2001                150           148
LG&E Capital Corp.                                                   6.205%     5/1/2004 (2)            300           289
Nevada Power Co.                                                      6.20%    4/15/2004                150           144
Texas Utilities Co.                                                  7.375%     8/1/2001                209           211
Transcontinental Gas Pipeline                                        8.875%    9/15/2002                300           315
US West Capital Funding, Inc.                                        6.875%    2/15/2001 (2)            500           500

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
                                                                     COUPON         DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Virginia Electric Power                                               6.30%    6/21/2001             $  250    $      249
WorldCom Inc.                                                        6.125%    8/15/2001                250           248
                                                                                                               -----------
                                                                                                                    3,467
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $23,789)                                                                                                  23,427
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (4.4%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note
   (COST $1,271)                                                     4.625%   12/31/2000              1,275         1,261
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(8.4%)
--------------------------------------------------------------------------------------------------------------------------
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)             50            51
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)             50            50
Korea Electric Power                                                 10.00%     4/1/2001 (2)            150           155
Korean Development Bank                                              7.125%    4/22/2004                150           146
National Westminster Bank PLC                                        7.375%    10/1/2009                250           250
Pemex Finance Ltd.                                                   6.125%   11/15/2003 (1)(2)         400           393
Pemex Finance Ltd.                                                    9.14%    8/15/2004 (2)            400           401
Petroliam Nasional Berhd                                             7.125%   10/18/2006 (2)            100            92
Pohang Iron & Steel Co. Ltd.                                         6.625%     7/1/2003                100            95
Qantas Airways                                                        7.75%    6/15/2009 (2)             250          248
The State of Qatar                                                    9.50%    5/21/2009 (2)            100           104
Telecom Argentina                                                     9.75%    7/12/2001 (2)            200           200
Trans Canada Pipelines                                                7.15%    6/15/2006                250           247
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $2,443)                                                                                                    2,432
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.4%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $1,555)                                                      5.30%    10/1/1999              1,555         1,555
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
   (COST $29,058)                                                                                                  28,675
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                  747
Liabilities                                                                                                          (503)
                                                                                                               -----------
                                                                                                                      244
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 2,964,666 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $28,919
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.75
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the aggregate value of these securities was $5,306,000, representing 18.3% of net assets.

(3)  Security segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $29,334         $9.89
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Losses--Note E                                                                (15)           --
 Unrealized Depreciation--Note F
   Investment Securities                                                                               (383)         (.13)
   Futures Contracts                                                                                    (17)         (.01)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $28,919         $9.75
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                      MATURITY       AMOUNT        VALUE*
HIGH-GRADE BOND PORTFOLIO                                         COUPON                  DATE        (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (61.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (20.9%)
U.S. Treasury Bond                                                7.125%               2/15/2023   $  3,400      $  3,690
U.S. Treasury Bond                                                 7.50%              11/15/2024      1,900         2,161
U.S. Treasury Bond                                                7.625%              11/15/2022      3,300         3,772
U.S. Treasury Bond                                                7.875%               2/15/2021        540           628
U.S. Treasury Bond                                                 8.00%              11/15/2021      3,685         4,352
U.S. Treasury Bond                                                8.125%               8/15/2019      6,935         8,209
U.S. Treasury Bond                                                8.125%               8/15/2021      4,175         4,985
U.S. Treasury Bond                                                 8.50%               2/15/2020      1,870         2,296
U.S. Treasury Bond                                                 8.75%               5/15/2017      2,905         3,597
U.S. Treasury Bond                                                 8.75%               5/15/2020        900         1,133
U.S. Treasury Bond                                                8.875%               8/15/2017      1,300         1,629
U.S. Treasury Bond                                                8.875%               2/15/2019      1,010         1,276
U.S. Treasury Bond                                                9.125%               5/15/2018        510           655
U.S. Treasury Bond                                                10.00%               5/15/2010        125           147
U.S. Treasury Bond                                               10.375%              11/15/2009      6,795         8,029
U.S. Treasury Bond                                               10.375%              11/15/2012      5,765         7,225
U.S. Treasury Bond                                                12.75%              11/15/2010      1,775         2,357
U.S. Treasury Bond                                                14.00%              11/15/2011      1,065         1,532
U.S. Treasury Note                                                 5.75%              11/30/2002      4,000         3,996
U.S. Treasury Note                                                 5.75%               8/15/2003      3,150         3,140
U.S. Treasury Note                                                 6.50%               8/15/2005        125           128
U.S. Treasury Note                                                 6.50%              10/15/2006      5,225         5,342
                                                                                                               -----------
                                                                                                                   70,279
                                                                                                               -----------
AGENCY BONDS & NOTES (6.4%)
Federal Farm Credit Bank                                           4.80%               11/6/2003      2,500         2,359
Federal Home Loan Bank                                            5.575%                9/2/2003      1,900         1,846
Federal Home Loan Bank                                            5.675%               8/18/2003      2,000         1,952
Federal Home Loan Bank                                             5.80%                9/2/2008      2,400         2,261
Federal Home Loan Bank                                            5.865%                9/2/2008      1,300         1,225
Federal Home Loan Bank                                             5.88%              11/25/2008        530           491
Federal Home Loan Bank                                             6.50%               8/15/2007      1,450         1,441
Federal Home Loan Mortgage Corp.                                   7.09%                6/1/2005        200           199
Federal National Mortgage Assn.                                    5.64%              12/10/2008      1,500         1,367
Federal National Mortgage Assn.                                    5.75%               4/15/2003      1,090         1,071
Federal National Mortgage Assn.                                    5.90%                7/9/2003      1,500         1,465
Federal National Mortgage Assn.                                    5.91%               8/25/2003        650           635
Federal National Mortgage Assn.                                    5.96%               4/23/2003        300           294
Federal National Mortgage Assn.                                    5.97%                7/3/2003      1,000           978
Federal National Mortgage Assn.                                    6.40%               5/14/2009      2,000         1,912
Federal National Mortgage Assn.                                    6.56%               4/23/2008      1,250         1,204
Tennessee Valley Auth.                                            5.375%              11/13/2008      1,000           905
                                                                                                               -----------
                                                                                                                   21,605
                                                                                                               -----------
MORTGAGE-BACKED SECURITIES (33.9%)
Federal Home Loan Mortgage Corp.                                   5.50%     11/1/2008-12/1/2013      1,736         1,637
Federal Home Loan Mortgage Corp.                                   6.00%       7/1/2000-5/1/2029     15,307        14,492
Federal Home Loan Mortgage Corp.                                   6.50%       9/1/2000-7/1/2029     20,643        19,961
Federal Home Loan Mortgage Corp.                                   7.00%      12/1/1999-7/1/2029     13,902        13,735
Federal Home Loan Mortgage Corp.                                   7.50%       3/1/2000-4/1/2028      6,731         6,782
Federal Home Loan Mortgage Corp.                                   8.00%     10/1/2009-12/1/2027      3,786         3,877
Federal Home Loan Mortgage Corp.                                   8.50%       5/1/2006-5/1/2027        690           716
Federal Home Loan Mortgage Corp.                                   9.00%      11/1/2005-6/1/2022        146           154
Federal Home Loan Mortgage Corp.                                   9.50%       1/1/2025-2/1/2025         84            90
Federal Home Loan Mortgage Corp.                                  10.00%      3/1/2017-11/1/2019         46            49
Federal National Mortgage Assn.                                    5.50%                3/1/2001         36            36
Federal National Mortgage Assn.                                    6.00%       4/1/2001-3/1/2029      5,334         5,043
Federal National Mortgage Assn.                                    6.50%      3/1/2000-10/1/2028      7,696         7,414
Federal National Mortgage Assn.                                    7.00%       5/1/2000-8/1/2028      5,197         5,122
Federal National Mortgage Assn.                                    7.50%       7/1/2001-5/1/2027      2,072         2,088

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                      MATURITY             AMOUNT        VALUE*
                                                                  COUPON                  DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                    8.00%       7/1/2007-9/1/2027        $     984    $    1,007
Federal National Mortgage Assn.                                    8.50%     10/1/2004-12/1/2026              460           477
Federal National Mortgage Assn.                                    9.00%       3/1/2020-4/1/2025              226           238
Federal National Mortgage Assn.                                    9.50%       6/1/2001-2/1/2025              134           142
Federal National Mortgage Assn.                                   10.00%       8/1/2020-8/1/2021               76            82
Federal National Mortgage Assn.                                   10.50%                8/1/2020               20            23
Government National Mortgage Assn.                                 6.00%     3/15/2009-7/15/2029            2,788         2,599
Government National Mortgage Assn.                                 6.50%    10/15/2008-7/15/2029           10,271         9,850
Government National Mortgage Assn.                                 7.00%    10/15/2008-3/15/2029            7,970         7,844
Government National Mortgage Assn.                                 7.50%     5/15/2008-2/15/2028            4,535         4,564
Government National Mortgage Assn.                                 8.00%     3/15/2008-1/15/2028            3,826         3,919
Government National Mortgage Assn.                                 8.50%     7/15/2009-4/15/2027              922           960
Government National Mortgage Assn.                                 9.00%    4/15/2016-10/15/2026              571           603
Government National Mortgage Assn.                                 9.50%     4/15/2017-2/15/2025              283           305
Government National Mortgage Assn.                                10.00%     5/15/2020-1/15/2025              115           125
Government National Mortgage Assn.                                10.50%               5/15/2019               28            31
Government National Mortgage Assn.                                11.00%              10/15/2015               19            21
Government National Mortgage Assn.                                11.50%               2/15/2013               15            17
Resolution Trust Corp. Collateralized Mortgage Obligations        10.35%               8/25/2021               53            53
                                                                                                                     -----------
                                                                                                                        114,056
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $209,554)                                                                                                      205,940
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (32.9%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.2%)
ARG Funding Corp.                                                  5.88%               5/20/2003(1)(2)      1,350         1,327
Advanta Credit Card Master Trust                                   6.05%                8/1/2003 (1)        1,250         1,252
Advanta Mortgage Loan Trust                                        6.21%              11/25/2016 (1)        1,000           986
American Express Credit Card Master Trust                          6.80%              12/15/2003 (1)        1,250         1,262
CIT RV Trust                                                       5.78%               7/15/2008 (1)          500           499
CIT RV Trust                                                       5.96%               4/15/2011 (1)          450           447
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                              6.16%               6/25/2003 (1)          250           250
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                              6.42%               9/25/2008 (1)          375           368
Chemical Master Credit Card Trust I                                5.55%               4/15/2003 (1)        1,250         1,242
Discover Card Trust                                                5.65%              11/15/2004 (1)          200           196
First USA Credit Card Master Trust                                 6.42%               3/17/2005 (1)        1,250         1,253
PECO Energy Transition Trust                                       5.63%               6/26/2006 (1)        1,900         1,857
PECO Energy Transition Trust                                       6.05%                3/1/2009 (1)          225           214
Premier Auto Trust                                                 5.69%                6/8/2002 (1)        1,700         1,696
Sears Credit Account Master Trust                                  5.80%               8/15/2005 (1)        1,500         1,496
Sears Credit Account Master Trust                                  8.10%               6/15/2004 (1)          933           959
Toyota Auto Lease Trust                                            5.35%               7/25/2002 (1)        1,850         1,832
Toyota Auto Lease Trust                                            6.35%               4/26/2004 (1)          250           251
                                                                                                                     -----------
                                                                                                                         17,387
                                                                                                                     -----------
FINANCE (12.3%)
Associates Corp.                                                  5.875%               5/16/2001            1,100         1,088
Associates Corp.                                                   6.50%              10/15/2002              650           646
Associates Corp.                                                   7.50%               4/15/2002              600           612
Avalon Properties Inc.                                            6.875%              12/15/2007              450           421
BT Capital Trust B                                                 7.90%               1/15/2027              200           187
Bank of New York Capital I                                         7.97%              12/31/2026              400           384
BankAmerica Corp.                                                 9.375%               9/15/2009              500           578
BankAmerica Corp.                                                 9.625%               2/13/2001              500           520
BankAmerica Corp.                                                 10.00%                2/1/2003              200           219
Bear, Stearns & Co., Inc.                                         6.625%               1/15/2004              200           196
CIGNA Corp.                                                       7.875%               5/15/2027              450           433
CNA Financial Corp.                                                6.50%               4/15/2005              525           497
Case Credit Corp.                                                  6.15%                3/1/2002            2,250         2,233

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE        MARKET
                                                                                      MATURITY                AMOUNT        VALUE*
HIGH-GRADE BOND PORTFOLIO                                         COUPON                  DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
Chase Capital I                                                    7.67%               12/1/2026        $  400       $   374
Chase Manhattan Corp.                                              6.00%               11/1/2005           575           543
Chase Manhattan Corp.                                              6.50%                8/1/2005           175           170
Chrysler Financial Corp. LLC                                       5.25%              10/19/2000         2,000         1,979
Chrysler Financial Corp. LLC                                      5.875%                2/7/2001           500           496
Citicorp Capital II                                               8.015%               2/15/2027           500           478
Citicorp                                                          7.625%                5/1/2005           300           306
CoreStates Capital Corp.                                          9.375%               4/15/2003           250           268
Donaldson Lufkin & Jenrette, Inc.                                  6.00%               12/1/2001         3,000         2,953
Equitable Companies Inc.                                           7.00%                4/1/2028           140           128
Equity Residential Properties                                      6.55%              11/15/2001           550           544
Finova Capital Corp                                               5.875%              10/15/2001           750           733
First Chicago Corp.                                               11.25%               2/20/2001           300           318
Fleet Capital Trust II                                             7.92%              12/11/2026           400           378
Ford Motor Credit Co.                                             5.125%              10/15/2001         2,100         2,042
Ford Motor Credit Co.                                             6.375%                2/1/2029           500           429
Ford Motor Credit Co.                                              7.00%               9/25/2001           400           403
General Electric Capital Corp.                                     5.77%               8/27/2001         2,000         1,979
General Motors Acceptance Corp.                                    5.50%              12/15/2001           750           732
General Motors Acceptance Corp.                                   7.125%                5/1/2001         1,200         1,209
HRPT Properties Trust                                              6.75%              12/18/2002           750           712
Household Finance Corp.                                            6.40%               6/17/2008           125           118
Household Finance Corp.                                            7.65%               5/15/2007           400           408
JDN Realty Corp.                                                   6.80%                8/1/2004           350           331
Lehman Brothers Holdings Inc.                                      6.25%                4/1/2003           850           824
Lehman Brothers Holdings Inc.                                     6.375%              10/23/2000           750           748
Lehman Brothers Holdings Inc.                                     6.625%                2/5/2006           250           238
Lehman Brothers Holdings Inc.                                      6.90%               1/29/2001         1,000         1,000
Lehman Brothers Holdings Inc.                                      7.50%                9/1/2006           250           249
Mack-Cali Realty                                                   7.00%               3/15/2004         1,000           964
Merrill Lynch & Co., Inc.                                          6.50%                4/1/2001         1,000         1,000
NB Capital Trust IV                                                8.25%               4/15/2027           200           196
NCNB Corp.                                                         9.50%                6/1/2004           150           165
NationsBank Corp.                                                  5.75%               3/15/2001           500           495
NationsBank Corp.                                                  7.00%               9/15/2001           200           202
NationsBank Corp.                                                  7.75%               8/15/2004           500           519
Norwest Corp.                                                     6.125%              10/15/2000         1,000           998
Popular Inc                                                       7.375%               9/15/2001           775           776
Reckson Operating Partnership LP                                   7.75%               3/15/2009           500           473
Salomon Smith Barney Holdings Inc.                                5.875%                2/1/2001           400           397
Salomon, Inc.                                                      6.65%               7/15/2001           750           751
Security Capital Pacific Trust                                     8.05%                4/1/2017           150           140
Simon DeBartolo Group, Inc.                                        6.75%               7/15/2004           250           238
Summit Properties Inc.                                             6.95%               8/15/2004           700           659
Susa Partnership                                                   7.50%               12/1/2027           175           146
Toyota Motor Credit Corp.                                          5.50%               9/17/2001         1,750         1,716
Travelers Property Casualty Corp.                                  7.75%               4/15/2026           275           272
U S WEST Capital Funding, Inc.                                    6.875%               2/15/2001 (2)       750           750
Wells Fargo Capital I                                              7.96%              12/15/2026           400           383
Wells Fargo Co.                                                    6.50%                9/3/2002         1,100         1,097
                                                                                                                  -----------
                                                                                                                      41,441
                                                                                                                  -----------
INDUSTRIAL (9.5%)
Allied Signal Inc.                                                 6.20%                2/1/2008           500           474
American Airlines ETC-A                                           6.855%               4/15/2009           400           399
American Airlines ETC-A                                           7.024%              10/15/2009           200           199
Anadarko Petroleum Corp.                                           7.20%               3/15/2029           500           461
Anheuser-Busch Cos., Inc.                                          7.10%               6/15/2007           450           445
Anheuser-Busch Cos., Inc.                                         7.125%                7/1/2017           150           143
Anheuser-Busch Cos., Inc.                                         7.375%                7/1/2023            75            72
Applied Materials, Inc.                                            8.00%                9/1/2004           100           103

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                      MATURITY              AMOUNT        VALUE*
                                                                  COUPON                  DATE               (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                        8.875%               4/15/2011           $   180       $   203
Auburn Hills                                                      12.00%                5/1/2020               115           173
Bayer Corp.                                                        6.65%               2/15/2028 (2)           350           316
Black & Decker Corp.                                              6.625%              11/15/2000             1,000         1,001
Black & Decker Corp.                                               7.50%                4/1/2003               500           504
The Boeing Co.                                                    6.625%               2/15/2038               400           351
Burlington Northern Santa Fe Corp.                                6.375%              12/15/2005               100            96
Burlington Northern Santa Fe Corp.                                 6.75%               3/15/2029               250           221
Burlington Northern Santa Fe Corp.                                6.875%               2/15/2016               300           279
Burlington Northern Santa Fe Corp.                                 7.00%              12/15/2025               200           184
C.R. Bard, Inc.                                                    6.70%               12/1/2026               450           439
CSX Corp.                                                          8.10%               9/15/2022               150           153
CSX Corp.                                                         8.625%               5/15/2022                50            54
Caterpillar Co.                                                   7.375%                3/1/2097               300           279
Chrysler Corp.                                                     7.45%                2/1/2097               100            95
Coastal Corp.                                                      6.50%               5/15/2006               250           241
Comcast Cablevision                                               8.375%                5/1/2007               400           421
Comcast Cablevision                                               8.875%                5/1/2017               350           386
Conrail Corp.                                                      9.75%               6/15/2020               100           118
Continental Airlines, Inc. (Equipment Trust Certificates)         6.648%               3/15/2019               382           350
Cyprus Minerals                                                   6.625%              10/15/2005               400           371
DaimlerChrysler North America Holding Corp.                        6.90%                9/1/2004             1,000         1,004
Dayton Hudson Corp.                                                6.65%                8/1/2028               400           357
Dayton Hudson Corp.                                                6.75%                1/1/2028               250           226
Deere & Co.                                                        8.50%                1/9/2022               100           109
Delta Airlines, Inc. (Equipment Trust Certificates)                8.54%                1/2/2007               183           189
Dillard's Department Stores                                        7.75%               5/15/2027               250           234
Dillard's Department Stores                                        7.85%               10/1/2012               300           294
Eastman Chemical Co.                                              6.375%               1/15/2004               400           386
Eastman Chemical Co.                                               7.25%               1/15/2024               100            91
Federated Department Stores, Inc.                                  7.00%               2/15/2028               100            90
First Data Corp.                                                  6.625%                4/1/2003               125           124
Ford Capital BV                                                   9.875%               5/15/2002               400           431
Ford Motor Co.                                                     8.90%               1/15/2032               500           576
Ford Motor Co.                                                     9.98%               2/15/2047                65            83
General Motors Corp.                                              9.125%               7/15/2001               400           418
Harrahs Operating Co., Inc.                                        7.50%               1/15/2009               300           285
International Business Machines Corp.                             7.125%               12/1/2096               450           423
International Paper Co.                                           6.875%               4/15/2029               250           224
International Paper Co.                                           7.875%                8/1/2006               100           102
Kroger Co.                                                         7.65%               4/15/2007               350           351
Kroger Co.                                                        7.625%               9/15/2006               300           301
Kroger Co.                                                        7.625%               9/15/2029               125           125
Lockheed Martin Corp.                                              6.85%               5/15/2001             2,000         1,997
May Department Stores Co.                                          9.75%               2/15/2021               100           120
McDonald's Corp.                                                   6.75%               2/15/2003               230           231
Mobil Corp.                                                       7.625%               2/23/2033               200           196
Monsanto Co.                                                       5.75%               12/1/2005 (2)         1,000           929
News America Holdings Inc.                                         8.50%               2/15/2005               300           312
Norfolk Southern Corp.                                            6.875%                5/1/2001             1,125         1,127
Norfolk Southern Corp.                                             7.40%               9/15/2006               270           269
Norfolk Southern Corp.                                             7.90%               5/15/2097                50            49
Northrop Grumman Corp.                                            9.375%              10/15/2024               400           426
Occidental Petroleum Corp.                                         8.50%               11/9/2001               750           772
Philip Morris Cos., Inc.                                           7.00%               7/15/2005               150           147
Philip Morris Cos., Inc.                                           8.25%              10/15/2003               150           156
Phillips Petroleum Co.                                             9.00%                6/1/2001               600           623
Praxair, Inc.                                                      6.70%               4/15/2001             1,175         1,173
Praxair, Inc.                                                      6.75%                3/1/2003               500           494
Raytheon Co.                                                       6.50%               7/15/2005             1,100         1,058
Rohm & Haas Co.                                                    6.95%               7/15/2004 (2)           200           200

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                      MATURITY              AMOUNT        VALUE*
HIGH-GRADE BOND PORTFOLIO                                         COUPON                  DATE               (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                    7.40%               7/15/2009 (2)      $   100       $   101
Rohm & Haas Co.                                                    7.85%               7/15/2029 (2)          325           330
Safeway Inc.                                                       6.85%               9/15/2004              700           686
Safeway Inc.                                                       7.00%               9/15/2007              550           536
Sears, Roebuck & Co. Acceptance Corp.                              6.75%               9/15/2005              150           146
Telecommunications Inc.                                           6.375%                5/1/2003            1,050         1,037
Tenneco, Inc.                                                    10.075%                2/1/2001              200           208
Texaco Capital Corp.                                              8.875%                9/1/2021              150           171
Time Warner Entertainment                                         8.375%               3/15/2023              350           375
Time Warner Inc.                                                   7.75%               6/15/2005            1,250         1,274
Time Warner Inc.                                                   8.18%               8/15/2007              250           263
Tyco International Group SA                                       6.875%               1/15/2029              500           447
Union Carbide Corp.                                                6.75%                4/1/2003              200           199
Union Carbide Corp.                                                7.75%               10/1/2096              125           119
Union Carbide Corp.                                               7.875%                4/1/2023              125           127
Union Oil of California                                           6.375%                2/1/2004              200           194
Union Pacific Corp.                                               6.625%                2/1/2029              500           428
                                                                                                                     -----------
                                                                                                                         31,874
                                                                                                                     -----------
UTILITIES (6.0%)
AT&T Corp.                                                         8.35%               1/15/2025              140           142
Ameritech Capital Funding                                          6.15%               1/15/2008              775           734
Ameritech Capital Funding                                          7.50%                4/1/2005              300           308
Baltimore Gas & Electric Co.                                      8.375%               8/15/2001              500           516
CMS Panhandle Holding Co.                                         6.125%               3/15/2004              100            96
CMS Panhandle Holding Co.                                          6.50%               7/15/2009              300           279
CMS Panhandle Holding Co.                                          7.00%               7/15/2029 (2)          200           178
Coastal Corp                                                       6.50%                6/1/2008              100            94
Coastal Corp.                                                      7.42%               2/15/2037              175           161
Coastal Corp.                                                      7.75%              10/15/2035              250           239
Commonwealth Edison                                               7.375%               9/15/2002            1,000         1,033
Commonwealth Edison                                                7.50%                7/1/2013              250           252
Edison International                                              6.875%               9/15/2004              900           891
El Paso Energy Corp.                                               6.75%               5/15/2009            1,000           946
Enron Corp.                                                        6.40%               7/15/2006              250           236
Enron Corp.                                                        6.75%                8/1/2009              450           422
Enron Corp.                                                       7.125%               5/15/2007              150           147
Enron Corp.                                                       9.125%                4/1/2003              500           528
Enron Corp.                                                        9.65%               5/15/2001              450           471
GTE South Inc.                                                    6.125%               6/15/2007              500           470
KN Energy, Inc.                                                    6.45%                3/1/2003              250           243
MCI Communications Corp.                                           6.50%               4/15/2010              200           191
MCI Communications Corp.                                           7.50%               8/20/2004              250           256
Michigan Bell Telephone Co.                                        7.50%               2/15/2023              175           169
Midamerican Funding LLC                                            5.85%                3/1/2001 (2)        1,200         1,189
National Rural Utility Co.                                         5.00%               10/1/2002              500           479
National Rural Utility Co.                                         6.20%                2/1/2008              650           620
New England Telephone & Telegraph Co.                             6.875%               10/1/2023              175           161
New England Telephone & Telegraph Co.                             7.875%              11/15/2029              500           520
New York Telephone Co.                                            6.125%               1/15/2010              750           694
Pacific Bell Telephone Co.                                         7.25%                7/1/2002              225           229
Southern California Edison Co.                                    6.375%               1/15/2006              650           627
Southwestern Bell Telephone Co.                                   7.625%                3/1/2023              475           460
Texas Utilities Co.                                                7.17%                8/1/2007              850           844
Texas Utilities Co.                                               7.375%                8/1/2001              250           253
Texas Utilities Co.                                               7.875%                3/1/2023              110           109
Texas Utilities Co.                                                8.25%                4/1/2004              100           104
U S WEST Capital Funding, Inc.                                    6.125%               7/15/2002            1,000           977
Virginia Electric & Power Co.                                     6.625%                4/1/2003              200           199
Virginia Electric & Power Co.                                      6.75%               10/1/2023              500           444

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                        MATURITY        AMOUNT        VALUE*
                                                                  COUPON                    DATE         (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
WorldCom Inc.                                                     6.125%               8/15/2001       $ 1,250      $  1,242
WorldCom Inc.                                                      6.25%               8/15/2003         2,000         1,964
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,117
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $113,774)                                                                                                   110,819
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.8%)
-----------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                       7.00%               1/15/2003           170           172
Canadian National Railway Co.                                      6.80%               7/15/2018           450           411
Canadian National Railway Co.                                      6.90%               7/15/2028           200           180
Embotelladora Andina SA                                           7.875%               10/1/2097           350           256
Republic of Finland                                               7.875%               7/28/2004           350           368
Grand Metropolitan Investment Corp.                                9.00%               8/15/2011           400           454
Hanson Overseas                                                   7.375%               1/15/2003           400           405
Inter-American Development Bank                                    8.50%               3/15/2011           130           145
Israel Electric Corp.                                              7.75%                3/1/2009 (2)       450           446
KFW International Finance, Inc.                                   7.625%               2/15/2004           300           313
KFW International Finance, Inc.                                   9.125%               5/15/2001           200           209
Korea Electric Power                                               7.00%                2/1/2007           275           249
Korea Electric Power                                               7.75%                4/1/2013           600           540
Korean Development Bank                                           7.125%               4/22/2004         1,100         1,069
Province of Manitoba                                               8.75%               5/15/2001           500           518
Province of Manitoba                                              9.625%               12/1/2018           100           126
Province of Manitoba                                               9.25%                4/1/2020           120           148
National Australia Bank                                            6.60%              12/10/2007           400           381
National Westminster Bancorp Inc.                                 9.375%              11/15/2003           350           380
Province of New Brunswick                                          8.75%                5/1/2022           200           226
Province of New Brunswick                                          9.75%               5/15/2020           500           612
Province of Newfoundland                                           7.32%              10/13/2023           350           335
Province of Newfoundland                                           9.00%                6/1/2019           300           339
Noranda, Inc.                                                     8.625%               7/15/2002           370           380
Northern Telecom Ltd.                                             6.875%                9/1/2023           250           233
Province of Ontario                                               7.375%               1/27/2003           110           113
Province of Ontario                                                7.75%                6/4/2002           200           206
Province of Ontario                                                8.00%              10/17/2001         1,500         1,544
Petroliam Nasional Berhad                                         8.875%               8/12/2004 (2)       700           717
Pemex Finance Ltd.                                                6.125%              11/15/2003 (2)       550           540
Petro Geo-Services                                                7.125%               3/30/2028           430           379
Petro Geo-Services                                                 7.50%               3/31/2007           250           247
Republic of Portugal                                               5.75%               10/8/2003           650           636
The State of Qatar                                                 9.50%               5/21/2009 (2)       550           571
Province of Saskatchewan                                          7.125%               3/15/2008           200           203
Province of Saskatchewan                                           8.00%               7/15/2004           550           578
Swiss Bank Corp.-New York                                          7.00%              10/15/2015           500           467
Swiss Bank Corp.-New York                                         7.375%               6/15/2017           100            97
TPSA Finance BV                                                    7.75%              12/10/2008 (2)       290           277
Tyco International Ltd.                                           6.875%                9/5/2002 (2)       500           500
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (Cost $16,425)                                                                                                     15,970
-----------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.7%)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account
   (COST $5,704)                                                   5.30%               10/1/1999         5,704         5,704
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $345,457)                                                                                                   338,433
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
HIGH-GRADE BOND PORTFOLIO                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                            $   4,769
Liabilities                                                                                                        (6,632)
                                                                                                              ------------
                                                                                                                   (1,863)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 32,548,313 outstanding $.001 par value shares of beneficial interest
    (unlimited authorization)                                                                                    $336,570
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.34
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the aggregate value of these securities was $8,371,000, representing 2.5% of net assets.

--------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                   $ 344,893      $10.60
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses--Note E                                                              (1,299)       (.04)
 Unrealized Depreciation--Note F                                                                      (7,024)       (.22)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        $ 336,570      $10.34
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.7%)
--------------------------------------------------------------------------------------------------------------------------
FINANCE (3.2%)
Bank United Corp.                                                    8.875%     5/1/2007           $    750      $    735
Chevy Chase Savings Bank                                              9.25%    12/1/2008              1,250         1,247
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007                700           532
Navistar Financial Corp.                                              9.00%     6/1/2002              1,000         1,015
Olympic Financial Ltd.                                               11.50%    3/15/2007                370           277
Western Financial Savings Bank                                        8.50%     7/1/2003              1,000           930
                                                                                                                 ---------
                                                                                                                    4,736
                                                                                                                 ---------
INDUSTRIAL (85.8%)
   AEROSPACE & DEFENSE (2.0%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007                250           214
   K & F Industries, Inc.                                             9.25%   10/15/2007              1,500         1,444
   L-3 Communications Corp.                                         10.375%     5/1/2007                500           519
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006                750           746

   AUTOMOTIVE (4.2%)
   Accuride Corp.                                                     9.25%     2/1/2008              1,000           947
   Delco Remy International Inc.                                    10.625%     8/1/2006                750           720
   Dura Operating Corp.                                               9.00%     5/1/2009 (1)            500           464
   Federal-Mogul Corp.                                                8.80%    4/15/2007              1,000           990
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006                500           514
   Johnstown America Industries, Inc.                                11.75%    8/15/2005                250           255
   LDM Technologies Inc.                                             10.75%    1/15/2007                500           445
   Lear Corp.                                                         7.96%    5/15/2005 (1)          1,000           977
   Lear Corp.                                                         9.50%    7/15/2006                750           769

   BUILDING MATERIALS (1.9%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008              2,250         2,042
   Nortek, Inc.                                                       9.25%    3/15/2007                750           729

   CABLE (9.3%)
   Adelphia Communications Corp.                                     8.375%     2/1/2008              1,000           937
   Bresnan Communications Group                                       8.00%     2/1/2009 (1)          1,000           982
   CSC Holdings, Inc.                                                8.125%    8/15/2009                750           758
   CSC Holdings, Inc.                                                 9.25%    11/1/2005                500           515
   Century Communications Inc.                                       8.875%    1/15/2007                995           965
   Charter Communications Holdings LLC                               8.625%     4/1/2009 (1)          2,000         1,890
   Classic Cable Inc.                                                9.875%     8/1/2008 (1)          1,000           995
   Falcon Holdings Group LP                                          8.375%    4/15/2010              1,000           982
   Jones Intercable Inc.                                             7.625%    4/15/2008              1,000           997
   Lenfest Communications, Inc.                                      8.375%    11/1/2005              1,500         1,534
   NTL Inc.                                                          10.00%    2/15/2007                245           251
   Rifkin Acquisition Partners LLP                                  11.125%    1/15/2006              1,250         1,391
   USA Networks Inc.                                                  6.75%   11/15/2005              1,500         1,428

   CHEMICALS (3.7%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020              1,500         1,425
   Acetex Corp.                                                       9.75%    10/1/2003                750           660
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005                500           484
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)            750           690
   Lilly Industries, Inc.                                             7.75%    12/1/2007              1,250         1,192
   Lyondell Chemical Co.                                             9.625%     5/1/2007                250           249
   Pioneer Americas Acquisition Corp.                                 9.25%    6/15/2007                500           385
   Sovereign Specialty Chemicals, Inc.                                9.50%     8/1/2007                250           248

   CONSUMER GOODS & SERVICES (1.6%)
   Scotts Co.                                                        8.625%    1/15/2009 (1)            500           478
   Sealy Mattress, Inc.                                              9.875%   12/15/2007              1,000           960
   True Temper Sports, Inc.                                         10.875%    12/1/2008              1,000           950

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   CONTAINERS (2.0%)
   BWAY Corp.                                                        10.25%    4/15/2007            $   500       $   500
   Owens-Illinois, Inc.                                               8.10%    5/15/2007              1,500         1,467
   Silgan Holding Inc.                                                9.00%     6/1/2009              1,000           960

   ENERGY & RELATED GOODS & SERVICES (6.1%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007                600           612
   Clark Refining & Marketing, Inc.                                  8.375%   11/15/2007                500           432
   Cross Timbers Oil Co.                                              9.25%     4/1/2007                400           396
   Energy Corp. of America                                            9.50%    5/15/2007                500           440
   Newfield Exploration Co.                                           7.45%   10/15/2007                750           697
   Newpark Resources, Inc.                                           8.625%   12/15/2007                500           468
   Oryx Energy Co.                                                   8.125%   10/15/2005              1,000         1,030
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008              1,500         1,459
   Plains Resources, Inc.                                            10.25%    3/15/2006                500           505
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007                750           754
   RBF Finance Co.                                                   11.00%    3/15/2006              1,000         1,055
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008                500           489
   Tuboscope Inc.                                                     7.50%    2/15/2008                750           639

   FOOD & LODGING (2.1%)
   Aurora Foods Inc.                                                  8.75%     7/1/2008                500           471
   B & G Foods, Inc.                                                 9.625%     8/1/2007                500           455
   Nash Finch Co.                                                     8.50%     5/1/2008                750           662
   New World Pasta Co.                                                9.25%    2/15/2009 (1)          1,000           930
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008                500           483

   GENERAL INDUSTRIAL (7.6%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006              1,500         1,335
   Anchor Glass Container Corp.                                      11.25%     4/1/2005                500           500
   Consumers International                                           10.25%     4/1/2005              1,000           995
   Grove Worldwide LLC                                                9.25%     5/1/2008                725           348
   Henry Co.                                                         10.00%    4/15/2008              1,000           660
   Idex Corp.                                                        6.875%    2/15/2008              1,500         1,348
   International Wire Group                                          11.75%     6/1/2005                500           511
   Mastec, Inc.                                                       7.75%     2/1/2008              1,250         1,169
   Neenah Corp.                                                     11.125%     5/1/2007              1,035           958
   Numatics Inc.                                                     9.625%     4/1/2008                500           420
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007              1,000           945
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007                500           445
   Royster-Clark Inc.                                                10.25%     4/1/2009 (1)          1,000           925
   Terex Corp.                                                       8.875%     4/1/2008                500           475

   HEALTH CARE (3.4%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006                500           431
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008              1,000           875
   Kinetic Concepts, Inc.                                            9.625%    11/1/2007                220           158
   Leiner Health Products, Inc.                                      9.625%     7/1/2007                365           288
   Lifepoint Hospitals Holdings Corp.                                10.75%    5/15/2009 (1)            500           500
   Owens & Minor, Inc.                                              10.875%     6/1/2006                500           505
   Tenet Healthcare Corp.                                            8.125%    12/1/2008              1,750         1,597
   Triad Hospitals Holdings, Inc.                                    11.00%    5/15/2009 (1)            640           634

   HOME BUILDING & REAL ESTATE (2.2%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007                500           454
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004                500           467
   Standard Pacific Corp.                                             8.50%    6/15/2007                500           473
   Toll Corp.                                                         7.75%    9/15/2007              1,000           910
   Del E. Webb Corp.                                                 10.25%    2/15/2010              1,000           930

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   MEDIA & ENTERTAINMENT (12.0%)
   AMC Entertainment Inc.                                             9.50%     2/1/2011            $ 1,000       $   815
   American Media Operation Inc.                                     10.25%     5/1/2009 (1)            125           121
   Big Flower Press Holdings                                         8.875%     7/1/2007                750           735
   CBS Corp.                                                          7.15%    5/20/2005              1,000           987
   Chancellor Media Corp.                                            9.375%    10/1/2004                500           505
   Citadel Broadcasting Co.                                           9.25%   11/15/2008                500           495
   EchoStar DBS Corp.                                                9.375%     2/1/2009 (1)          2,000         1,975
   Emmis Communications Corp.                                        8.125%    3/15/2009              1,500         1,417
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007              1,000         1,010
   JCAC, Inc.                                                       10.125%    6/15/2006                 85            90
   Lin Television Corp.                                              8.375%     3/1/2008                500           466
   Loews Cineplex Entertainment                                      8.875%     8/1/2008              1,500         1,335
   Mail-Well Corp.                                                    8.75%   12/15/2008              1,435         1,363
   Outdoor Systems Inc.                                              9.375%   10/15/2006                260           272
   PRIMEDIA, Inc.                                                    7.625%     4/1/2008              1,000           935
   RCN Corp.                                                         10.00%   10/15/2007              1,500         1,440
   TV Guide, Inc.                                                    8.125%     3/1/2009              1,500         1,418
   Von Hoffman Press Inc.                                           10.875%    5/15/2007 (1)            405           397
   World Color Press, Inc.                                           8.375%   11/15/2008              1,000           990
   Young Broadcasting Inc.                                            9.00%    1/15/2006                750           746

   METAL (3.1%)
   AK Steel Corp.                                                    9.125%   12/15/2006              1,000           995
   AmeriSteel Corp.                                                   8.75%    4/15/2008                500           498
   Armco, Inc.                                                        9.00%    9/15/2007                500           496
   Bethlehem Steel Corp.                                            10.375%     9/1/2003                400           408
   LTV Corp.                                                          8.20%    9/15/2007                500           442
   National Steel Corp.                                              9.875%     3/1/2009                500           491
   Ryerson Tull, Inc.                                                9.125%    7/15/2006                500           493
   Weirton Steel Corp.                                               10.75%     6/1/2005                500           465
   Wells Aluminum Corp.                                             10.125%     6/1/2005                250           240

   PAPER & PACKAGING (5.0%)
   Ball Corp.                                                         7.75%     8/1/2006              1,000           969
   Boise Cascade Co.                                                  9.45%    11/1/2009                500           534
   Container Corp. of America                                         9.75%     4/1/2003                500           512
   Domtar Inc.                                                        8.75%     8/1/2006                200           204
   Domtar Inc.                                                        9.50%     8/1/2016                500           520
   Fonda Group Inc.                                                   9.50%     3/1/2007                500           435
   NoramPac Inc.                                                      9.50%     2/1/2008                500           509
   Packaging Corp. of America                                        9.625%     4/1/2009 (1)          1,000         1,007
   Paperboard Industries International Inc.                          8.375%    9/15/2007              1,000           910
   Repap New Brunswick, Inc.                                          9.00%     6/1/2004                750           720
   Tembec Finance Corp.                                              9.875%    9/30/2005                205           212
   Tembec Industries Inc.                                            8.625%    6/30/2009                125           123
   U.S. Timberlands LLC                                              9.625%   11/15/2007                750           694

   RETAIL (0.6%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005                965           908

   TECHNOLOGY & RELATED (7.4%)
   Amphenol Corp.                                                    9.875%    5/15/2007                500           500
   Beckman Instruments, Inc.                                          7.45%     3/4/2008                750           693
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007                475           463
   Fisher Scientific International Inc.                               9.00%     2/1/2008              1,000           935
   Iron Mountain, Inc.                                              10.125%    10/1/2006              1,000         1,015
   Pierce Leahy Corp.                                                9.125%    7/15/2007              1,000           985
   PSINet Inc.                                                       10.00%    2/15/2005              2,000         1,920
   SCG Holding & Semiconductor Co. Corp.                             12.00%     8/1/2009 (1)          1,500         1,537

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   Telecommunication Techniques Co.                                   9.75%    5/15/2008            $   900     $     855
   Unisys Corp.                                                      7.875%     4/1/2008              1,000           965
   Wesco Distribution Inc.                                           9.125%     6/1/2008              1,000           935

   TELECOMMUNICATIONS (10.4%)
   Crown Castle International Corp.                                   9.00%    5/15/2011              1,350         1,262
   Flag Limited Inc.                                                  8.25%    1/30/2008              1,500         1,309
   GCI, Inc.                                                          9.75%     8/1/2007              1,000           950
   ITC DeltaCom, Inc.                                                 9.75%   11/15/2008                405           405
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007                620           645
   Insight Midwest                                                    9.75%    10/1/2009 (1)            175           175
   Intermedia Communications Inc.                                    8.875%    11/1/2007              1,000           877
   Level 3 Communications, Inc.                                      9.125%     5/1/2008              1,500         1,357
   MJD Communications Inc.                                            9.50%     5/1/2008              1,000           910
   McLeodUSA Inc.                                                     9.25%    7/15/2007              1,000           992
   Nextel Communications Inc.                                        12.00%    11/1/2008              1,500         1,669
   NEXTLINK Communications, Inc.                                     10.75%   11/15/2008              1,000         1,002
   Qwest Communications International Inc.                            7.50%    11/1/2008              1,500         1,489
   Rogers Cantel, Inc.                                                8.30%    10/1/2007              1,500         1,519
   Verio Inc.                                                        11.25%    12/1/2008                605           620

   TEXTILES & RELATED (0.6%)
   Westpoint Stevens Inc.                                            7.875%    6/15/2005              1,000           935

   TRANSPORTATION (0.6%)
   Budget Group Inc.                                                 9.125%     4/1/2006              1,000           880
                                                                                                                ----------
                                                                                                                  125,377
                                                                                                                ----------
UTILITIES (4.7%)
AES Corp.                                                            8.375%    8/15/2007                500           458
CMS Energy Corp.                                                      7.50%    1/15/2009                350           321
CMS Energy Corp.                                                     8.125%    5/15/2002                750           747
Caithness Coso Fund Corp.                                             9.05%   12/15/2009 (1)            500           490
CalEnergy Co., Inc.                                                   7.52%    9/15/2008                500           493
Calpine Corp.                                                        7.625%    4/15/2006              1,000           935
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009                750           739
El Paso Electric Co. Series D                                         8.90%     2/1/2006              1,000         1,064
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008                500           508
Public Service Co. of New Mexico                                      7.50%     8/1/2018              1,000           944
Texas-New Mexico Power Co.                                           10.75%    9/15/2003                200           204
                                                                                                                ----------
                                                                                                                    6,903
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $145,140)                                                                                                137,016
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.9%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
      in a Pooled Cash Account--Note G                                5.25%    10/1/1999                830           830
Collateralized by U.S. Government Obligations
      in a Pooled Cash Account                                        5.30%    10/1/1999              4,867         4,867
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $5,697)                                                                                                    5,697
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.6%)
   (COST $150,837)                                                                                                142,713
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.4%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                            $   4,942
Liabilities--Note G                                                                                                (1,448)
                                                                                                                ----------
                                                                                                                    3,494
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 15,395,340 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $146,207
==========================================================================================================================

NET ASSETS VALUE PER SHARE                                                                                          $9.50
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the aggregate value of these securities was $15,167,000, representing 10.4% of net assets.

--------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $159,890        $10.39
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                              (5,559)        (.36)
 Unrealized Depreciation--Note F                                                                      (8,124)        (.53)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $146,207         9.50
==========================================================================================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
BALANCED PORTFOLIO                   SHARES         (000)
----------------------------------------------------------
COMMON STOCK (63.8)%
----------------------------------------------------------
AUTO & TRANSPORTATION (6.5%)
   Ford Motor Co.                   165,531      $  8,308
   Union Pacific Corp.              144,800         6,959
   General Motors Corp.              88,139         5,547
   Delphi Automotive Systems Corp.  201,301         3,233
   KLM Royal Dutch Air Lines
    NV ADR                          123,229         3,219
   Canadian National Railway Co.    103,000         3,122
   CSX Corp.                         70,000         2,966
   British Airways PLC               51,100         2,919
   Norfolk Southern Corp.           116,200         2,847
                                                 ---------
                                                   39,120
                                                 ---------
CONSUMER DISCRETIONARY (3.9%)
   Kimberly-Clark Corp.             130,300         6,841
   Whirlpool Corp.                   56,500         3,690
   Eastman Kodak Co.                 44,400         3,349
   Black & Decker Corp.              70,000         3,198
   May Department Stores Co.         81,200         2,959
   Sears, Roebuck & Co.              70,052         2,198
   J.C. Penney Co., Inc.             36,500         1,255
                                                 ---------
                                                   23,490
                                                 ---------
CONSUMER STAPLES (1.5%)
   Philip Morris Cos., Inc.         116,500         3,983
   H.J. Heinz Co.                    70,000         3,010
   Bestfoods                         47,000         2,280
                                                 ---------
                                                    9,273
                                                 ---------
FINANCIAL SERVICES (9.8%)
   Citigroup, Inc.                  289,875        12,755
   CIGNA Corp.                      111,300         8,654
   Wachovia Corp.                    93,300         7,336
   U.S. Bancorp                     196,200         5,923
   Marsh & McLennan Cos., Inc.       81,000         5,549
   MBIA, Inc.                        62,900         2,933
   Bank of America Corp.             49,106         2,735
   Fannie Mae                        39,700         2,489
   Jefferson-Pilot Corp.             34,250         2,164
   Equity Office Properties Trust
    REIT                             70,000         1,628
   Spieker Properties, Inc. REIT     46,000         1,596
   Ace, Ltd.                         94,000         1,592
   Archstone Communities
    Trust REIT                       70,000         1,352
   Equity Residential Properties
    Trust REIT                       31,000         1,314
   Starwood Hotels & Resorts
    Worldwide, Inc.                  26,000           580
                                                 ---------
                                                   58,600
                                                 ---------
HEALTH CARE (5.7%)
   Pharmacia & Upjohn, Inc.         183,500         9,106
   Johnson & Johnson                 77,000         7,074
   Baxter International, Inc.        90,100         5,429
   Abbott Laboratories              126,200         4,638
   American Home Products Corp.     100,000         4,150
   Columbia/HCA Healthcare Corp.    117,000         2,479
   AstraZeneca Group PLC ADR         31,000         1,310
                                                 ---------
                                                   34,186
                                                 ---------
INTEGRATED OILS (6.6%)
   BP Amoco PLC ADR                  62,064         6,877
   Royal Dutch Petroleum Co. ADR    112,400         6,639
   Repsol SA ADR                    245,200         4,889
   Chevron Corp.                     46,600         4,136
   Total SA ADR                      59,056         3,746
   Conoco Inc.                      132,791         3,635
   USX-Marathon Group               116,200         3,399
   Phillips Petroleum Co.            50,800         2,477
   Texaco Inc.                       35,000         2,209
   Unocal Corp.                      44,587         1,653
                                                 ---------
                                                   39,660
                                                 ---------
OTHER ENERGY (1.7%)
   Schlumberger Ltd.                 66,000         4,113
   Baker Hughes, Inc.                70,000         2,030
   Sunoco, Inc.                      70,545         1,931
   Halliburton Co.                   47,000         1,927
                                                 ---------
                                                   10,001
                                                 ---------
MATERIALS & PROCESSING (9.9%)
   Alcoa Inc.                       169,000        10,489
   Dow Chemical Co.                  64,100         7,283
   Phelps Dodge Corp.                84,200         4,636
   E.I. du Pont de Nemours & Co.     63,086         3,840
   PPG Industries, Inc.              63,200         3,792
   Rhone-Poulenc SA ADR              72,782         3,730
   British Steel PLC ADR            139,900         3,602
   BOC Group PLC ADR                 82,000         3,413
   Willamette Industries, Inc.       71,800         3,096
   Alcan Aluminium Ltd.              93,100         2,909
   Temple-Inland Inc.                47,000         2,844
   Imperial Chemical Industries
    PLC ADR                          59,000         2,548
   International Paper Co.           52,000         2,499
   Cabot Corp.                       52,200         1,240
   Lubrizol Corp.                    47,000         1,207
   Weyerhaeuser Co.                  20,000         1,153
   CK Witco Corp.                    57,762           841
                                                 ---------
                                                   59,122
                                                 ---------
PRODUCER DURABLES (5.6%)
   Xerox Corp.                      182,000         7,633
   Northrop Grumman Corp.            70,000         4,449
   Emerson Electric Co.              70,000         4,423
   Caterpillar, Inc.                 70,000         3,837
   Alcatel SA ADR                   137,000         3,802
   Thomas & Betts Corp.              53,000         2,703
   Pall Corp.                       114,500         2,655
   United Technologies Corp.         35,200         2,088
   Parker Hannifin Corp.             40,100         1,797
                                                 ---------
                                                   33,387
                                                 ---------
TECHNOLOGY (3.8%)
   International Business
    Machines Corp.                   73,000         8,860
   Motorola, Inc.                    98,600         8,677
   Hewlett-Packard Co.               54,000         4,968
                                                 ---------
                                                   22,505
                                                 ---------
UTILITIES (5.9%)
   Bell Atlantic Corp.              119,712         8,058
   Duke Energy Corp.                 93,500         5,154
   ALLTEL Corp.                      64,000         4,504
   SBC Communications Inc.           67,000         3,421
   Cinergy Corp.                     97,400         2,758
   Unicom Corp.                      67,300         2,486

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
----------------------------------------------------------
   Texas Utilities Co.               57,700      $  2,153
   AT&T Corp.                        46,250         2,012
   Carolina Power & Light Co.        46,500         1,645
   Pinnacle West Capital Corp.       42,000         1,528
   PacifiCorp                        73,000         1,469
                                                 ---------
                                                   35,188
                                                 ---------
OTHER (2.9%)
   Cooper Industries, Inc.          119,000         5,563
   Minnesota Mining &
    Manufacturing Co.                46,400         4,457
   Canadian Pacific Ltd.            163,000         3,718
   Norsk Hydro AS ADR                83,400         3,586
                                                 ---------
                                                   17,324
                                                 ---------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $273,625)                                381,856
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
CORPORATE BONDS (28.1%)
----------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.3%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2041               $  2,000         1,942
                                                 ---------

FINANCE (8.5%)
Allstate Corp.
   6.75%, 5/15/2018                   2,000         1,799
Aon Corp.
   6.90%, 7/1/2004                    2,000         1,993
BB&T Corp.
   7.25%, 6/15/2007                   2,000         1,955
Bank One Corp.
   6.875%, 8/1/2006                   2,000         1,971
BankAmerica Corp.
   7.20%, 4/15/2006                   1,000         1,003
BankBoston NA
   6.375%, 3/25/2008                  2,000         1,883
CIGNA Corp.
   7.875%, 5/15/2027                  2,000         1,922
Cincinnati Financial Corp.
   6.90%, 5/15/2028                   2,000         1,788
Citicorp
   7.625%, 5/1/2005                   1,000         1,019
Citigroup, Inc.
   6.625%, 1/15/2028                  2,000         1,737
Comerica, Inc.
   7.25%, 8/1/2007                    1,500         1,492
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                  1,000           932
Exxon Capital Corp.
   6.00%, 7/1/2005                    1,000           969
First Union Corp.
   7.50%, 4/15/2035                   1,000         1,010
Ford Motor Credit Co.
   6.25%, 12/8/2005                   1,000           957
Frank Russell Co.
(1) 5.625%, 1/15/2009                 2,000         1,796
General Electric Global
   Insurance Holdings Corp.
   7.00%, 2/15/2026                   2,000         1,885
Jackson National Life Insurance Co.
(1) 8.15%, 3/15/2027                  1,500         1,553
John Hancock Mutual
   Life Insurance Co.
(1) 7.375%, 2/15/2024                 2,000         1,943
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                   1,000           972
NBD Bancorp, Inc.
   7.125%, 5/15/2007                  1,500         1,492
NationsBank Corp.
   7.80%, 9/15/2016                   2,000         2,028
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                  2,000         2,091
Provident Cos., Inc.
   7.25%, 3/15/2028                   2,000         1,826
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                  1,500         1,445
SunTrust Bank Atlanta
   7.25%, 9/15/2006                   1,000         1,008
Toyota Motor Credit Corp.
   5.50%, 12/15/2008                  2,000         1,812
UNUM Corp.
   6.75%, 12/15/2028                  2,000         1,712
US Bank NA Minnesota
   5.625%, 11/30/2005                 2,000         1,855
Washington Mutual, Inc.
   7.50%, 8/15/2006                   3,000         3,041
Wachovia Corp.
   5.625%, 12/15/2008                 2,000         1,798
                                                 ---------
                                                   50,687
                                                 ---------
INDUSTRIAL (11.9%)
Abbott Laboratories
   6.80%, 5/15/2005                   1,000         1,002
Airtouch Communications Inc.
   6.65%, 5/1/2008                    2,000         1,924
Amoco Corp.
   6.50%, 8/1/2007                    1,500         1,469
Archer-Daniels-Midland Co.
   7.50%, 3/15/2027                   1,500         1,491
Autozone Inc.
   6.50%, 7/15/2008                   2,000         1,867
Baxter International, Inc.
   7.65%, 2/1/2027                    2,100         2,080
Becton, Dickinson & Co.
   7.00%, 8/1/2027                    2,000         1,855
The Boeing Co.
   8.75%, 8/15/2021                   1,500         1,694
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                  1,500         1,435
CPC International, Inc.
   7.25%, 12/15/2026                  1,000           973
Coca-Cola Enterprises, Inc.
   8.50%, 2/1/2022                    1,000         1,086
Continental Airlines
(3) 6.90%, 7/2/2019                   1,958         1,828
Dean Foods Co.
   6.90%, 10/15/2017                  2,000         1,876
Diageo PLC
   6.125%, 8/15/2005                  2,000         1,925
Dover Corp.
   6.65%, 6/1/2028                    2,000         1,783

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
BALANCED PORTFOLIO                     (000)        (000)
----------------------------------------------------------
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                $  2,000      $  1,791
Eli Lilly & Co.
   7.125%, 6/1/2025                   2,000         1,963
Federal Express Corp.
   6.72%, 1/15/2022                   1,995         1,889
Fluor Corp.
   6.95%, 3/1/2007                    1,500         1,465
Georgia-Pacific Corp.
   9.625%, 3/15/2022                  1,000         1,080
International Business
   Machines Corp.
   7.00%, 10/30/2025                  2,000         1,934
Johnson Controls, Inc.
   7.125%, 7/15/2017                  2,200         2,082
Joseph Seagram & Sons, Inc.
   7.50%, 12/15/2018                  2,000         1,896
KN Energy, Inc.
   7.25%, 3/1/2028                    2,000         1,816
Lockheed Martin Corp.
   7.65%, 5/1/2016                    1,000           974
Mattel Inc.
   6.125%, 7/15/2005                  2,000         1,906
McDonald's Corp.
   6.375%, 1/8/2028                   1,000           897
   7.375%, 7/15/2033                  1,000           949
Merck & Co.
   6.40%, 3/1/2028                    2,000         1,823
Minnesota Mining &
   Manufacturing Corp.
   6.375%, 2/15/2028                  2,000         1,794
Norfolk Southern Corp.
   7.70%, 5/15/2017                   1,500         1,495
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                    2,000         2,381
Raytheon Co.
   7.20%, 8/15/2027                   1,500         1,388
Rohm & Haas Co.
(1) 7.40%, 7/15/2009                  2,000         2,025
Sears, Roebuck & Co.
   9.375%, 11/1/2011                  1,000         1,137
Stanford Univ.
   7.65%, 6/15/2026                   1,000         1,051
TRW, Inc.
   9.375%, 4/15/2021                  1,000         1,120
Tosco Corp.
   7.80%, 1/1/2027                    1,500         1,445
Tyco International Group
   7.00%, 6/15/2028                   2,000         1,817
USA Waste Services Inc.
   7.00%, 7/15/2028                   2,000         1,560
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                  2,000         1,843
United Technologies Corp.
   8.75%, 3/1/2021                    1,000         1,144
Wal-Mart Stores, Inc.
   6.875%, 8/10/2009                  2,000         2,004
   7.25%, 6/1/2013                    1,000         1,020
Weyerhaeuser Co.
   6.95%, 8/1/2017                    1,500         1,412
                                                 ---------
                                                   71,389
                                                 ---------
UTILITIES (7.4%)
AT&T Corp.
   6.50%, 3/15/2029                   2,000         1,763
   7.75%, 3/1/2007                    1,000         1,043
Ameritech Capital Funding
   6.875%, 10/15/2027                 2,000         1,865
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                   1,000           921
Baltimore Gas & Electric Co.
   5.50%, 4/15/2004                   1,000           953
BellSouth Telecommunications
   7.50%, 6/15/2033                   1,000           955
Carolina Power & Light Co.
   5.95%, 3/1/2009                    2,000         1,838
Central Illinois Public Service
   6.125%, 12/15/2028                 1,000           871
Central Power & Light Co.
   6.625%, 7/1/2005                   1,000           976
Cincinnati Bell, Inc.
   6.30%, 12/1/2028                   2,000         1,539
Duke Energy Corp.
   6.00%, 12/1/2028                   1,000           800
   7.00%, 7/1/2033                    1,000           891
El Paso Natural Gas Co.
   7.50%, 11/15/2026                  1,500         1,436
Florida Power & Light Co.
   7.00%, 9/1/2025                    2,000         1,837
Florida Power Corp.
   6.75%, 2/1/2028                    1,790         1,608
   6.875%, 2/1/2008                   1,850         1,859
GTE Southwest, Inc.
   6.00%, 1/15/2006                   1,000           945
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                   1,000           898
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                   2,000         1,969
Indiana Michigan Power Co.
   6.875%, 7/1/2004                   2,000         1,956
National Rural Utilities
   5.75%, 12/1/2008                   2,000         1,840
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                    1,000         1,047
New York Telephone Co.
   7.25%, 2/15/2024                   1,000           932
Northern Natural Gas Co.
(1) 6.75%, 9/15/2008                  2,000         1,892
PacifiCorp
   6.625%, 6/1/2007                   1,000           978
Pacific Bell
   7.125%, 3/15/2026                  1,000           954
Sprint Capital Corp.
   6.125%, 11/15/2008                 2,000         1,856
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                    1,500         1,447
U S WEST Communications Group
   6.875%, 9/15/2033                  1,000           866
Union Electric Co.
   7.375%, 12/15/2004                 1,000         1,019
Washington Gas Light Co.
   6.15%, 1/26/2026                   1,500         1,471

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
----------------------------------------------------------
Wisconsin Electric Power Co.
   7.70%, 12/15/2027               $  1,000      $    958
WorldCom Inc.
   6.40%, 8/15/2005                   2,000         1,946
                                                 ---------
                                                   44,129
                                                 ---------
----------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $176,082)                                168,147
----------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(2.5%)
----------------------------------------------------------
Banque Nationale de Paris-NY
   7.20%, 1/15/2007                   1,500         1,473
Banque Paribas NY
   6.95%, 7/22/2013                   2,000         1,859
Husky Oil Ltd.
   7.55%, 11/15/2016                  1,000           876
Inter-American Dev. Bank
   8.875%, 6/1/2009                   1,500         1,705
KFW International Finance, Inc.
   7.20%, 3/15/2014                   2,000         2,065
Metropolitano de Lisboa
(1) 7.42%, 10/15/2016                 1,000         1,017
Petro-Canada
   7.875%, 6/15/2026                  1,000           984
Southern Investments UK PLC
   6.80%, 12/1/2006                   1,500         1,423
The Dev. Bank of Singapore Ltd
(1) 7.875%, 8/10/2009                 1,580         1,604
Toronto Dominion Bank-NY
   6.45%, 1/15/2009                   1,000           946
Zeneca Wilmington Inc.
   7.00%, 11/15/2023                  1,000           950
----------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $15,133)                                  14,902
----------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.5%)
----------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.8%)
U.S. Treasury Bonds
   6.25%, 8/15/2023                  11,000        10,829
   7.25%, 5/15/2016                   2,500         2,703
   7.50%, 11/15/2016                  3,000         3,323
                                                 ---------
                                                   16,855
                                                 ---------
AGENCY BONDS & NOTES (0.5%)
Federal Home Loan Bank
   5.24%, 12/18/2008                  2,000         1,791
   7.66%, 7/20/2004                   1,000         1,050
                                                 ---------
                                                    2,841
                                                 ---------
MORTGAGE-BACKED SECURITIES (1.2%)
Government National Mortgage Assn.
   6.00%, 12/15/2028                  4,979         4,624
   6.00%, 7/15/2029                     999           928
   6.00%, 8/15/2029                   1,997         1,854
                                                 ---------
                                                    7,406
                                                 ---------
----------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (COST $26,904)                         27,102
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.25%, 10/1/1999--Note G           8,415         8,415
   5.30%, 10/1/1999                   3,092         3,092
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $11,507)                                  11,507
----------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $503,251)                                603,514
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
----------------------------------------------------------
Other Assets--Note C                                4,856
Liabilities--Note G                                (9,858)
                                                 ---------
                                                   (5,002)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 34,382,659 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)            $598,512
==========================================================

NET ASSETS VALUE PER SHARE                         $17.41
==========================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the aggregate value of these securities was $16,338,000, representing 2.7% of net assets.

(2) Scheduled principal and interest payments are guaran- teed by MBIA (Municipal Bond Issuance Association).

(3) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------
AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
--------------------------------------------------------
 Paid in Capital                   $449,245      $13.06
 Undistributed Net
   Investment Income                 21,548         .63
 Accumulated Net Realized Gains      27,456         .80
 Unrealized Appreciation--Note F    100,263        2.92
--------------------------------------------------------
 NET ASSETS                        $598,512      $17.41
========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME PORTFOLIO              SHARES         (000)
----------------------------------------------------------
COMMON STOCKS (99.7%)
----------------------------------------------------------
AUTO & TRANSPORTATION (2.7%)
   Ford Motor Co.                    81,800      $  4,105
   Genuine Parts Co.                 78,450         2,084
   Union Pacific Corp.               42,500         2,043
   Norfolk Southern Corp.            73,600         1,803
   CSX Corp.                         41,500         1,759
   The Goodyear Tire & Rubber Co.       500            24
                                                 ---------
                                                   11,818
                                                 ---------
CONSUMER DISCRETIONARY (5.6%)
   May Department Stores Co.        138,500         5,047
   J.C. Penney Co., Inc.            101,900         3,503
   Eastman Kodak Co.                 43,500         3,282
   Kimberly-Clark Corp.              45,700         2,399
   The McGraw-Hill Cos., Inc.        43,600         2,109
   Gillette Co.                      58,800         1,996
   Whirlpool Corp.                   21,800         1,424
   International Flavors &
    Fragrances, Inc.                 34,700         1,197
   Newell Rubbermaid, Inc.           37,500         1,071
   Avon Products, Inc.               40,800         1,012
   Sears, Roebuck & Co.              29,600           929
                                                 ---------
                                                   23,969
                                                 ---------
CONSUMER STAPLES (9.9%)
   Philip Morris Cos., Inc.         236,300         8,079
   Anheuser-Busch Cos., Inc.         65,000         4,554
   General Mills, Inc.               45,300         3,675
   Kellogg Co.                       79,700         2,984
   H.J. Heinz Co.                    66,250         2,849
   The Quaker Oats Co.               45,000         2,784
   Sara Lee Corp.                    90,600         2,123
   Procter & Gamble Co.              22,000         2,062
   PepsiCo, Inc.                     67,800         2,051
   Campbell Soup Co.                 44,600         1,745
   The Clorox Co.                    45,000         1,721
   UST, Inc.                         55,400         1,672
   Hershey Foods Corp.               25,400         1,237
   Gallaher Group PLC ADR            44,700         1,215
   Albertson's, Inc.                 27,400         1,084
   Bestfoods                         18,000           873
   Rite Aid Corp.                    58,200           804
   Ralston-Ralston Purina Group      20,900           581
   ConAgra, Inc.                     24,200           546
                                                 ---------
                                                   42,639
                                                 ---------
FINANCIAL SERVICES (15.7%)
   Bank of America Corp.            152,350         8,484
   Bank One Corp.                   159,740         5,561
   First Union Corp.                156,076         5,550
   J.P. Morgan & Co., Inc.           37,100         4,239
   Marsh & McLennan Cos., Inc.       60,750         4,161
   PNC Bank Corp.                    68,300         3,599
   Lincoln National Corp.            91,800         3,448
   American General Corp.            53,800         3,399
   Fleet Financial Group, Inc.       86,300         3,161
   Washington Mutual, Inc.          103,780         3,036
   Mellon Bank Corp.                 87,400         2,950
   Wachovia Corp.                    37,200         2,925
   KeyCorp                           83,300         2,150
   The Chase Manhattan Corp.         28,100         2,118
   U.S. Bancorp                      69,554         2,100
   St. Paul Cos., Inc.               76,300         2,098
   SAFECO Corp.                      68,400         1,915
   Merrill Lynch & Co., Inc.         26,400         1,774
   Dun & Bradstreet Corp.            47,900         1,431
   The Chubb Corp.                   27,500         1,370
   Wells Fargo Co.                   22,900           907
   Fannie Mae                        13,800           865
                                                 ---------
                                                   67,241
                                                 ---------
HEALTH CARE (12.7%)
   Bristol-Myers Squibb Co.         211,600        14,283
   American Home Products Corp.     229,800         9,537
   Pharmacia & Upjohn, Inc.         190,550         9,456
   Merck & Co., Inc.                120,900         7,836
   Glaxo Wellcome PLC ADR           113,300         5,892
   Eli Lilly & Co.                   44,800         2,867
   Baxter International, Inc.        46,100         2,778
   SmithKline Beecham PLC ADR        17,400         1,003
   Abbott Laboratories               17,900           658
                                                 ---------
                                                   54,310
                                                 ---------
INTEGRATED OILS (18.1%)
   Mobil Corp.                      125,100        12,604
   Exxon Corp.                      165,800        12,590
   BP Amoco PLC ADR                 109,264        12,108
   Chevron Corp.                    120,400        10,686
   Atlantic Richfield Co.           102,100         9,049
   Texaco Inc.                      136,500         8,617
   Royal Dutch Petroleum Co. ADR    112,000         6,615
   Phillips Petroleum Co.            48,800         2,379
   USX-Marathon Group                77,800         2,276
   Unocal Corp.                      11,900           441
   Conoco Inc. Class B               10,794           295
                                                 ---------
                                                   77,660
                                                 ---------
OTHER ENERGY (0.7%)
   Schlumberger Ltd.                 25,200         1,570
   Baker Hughes, Inc.                52,600         1,525
                                       3,095
MATERIALS & PROCESSING (4.3%)
   Dow Chemical Co.                  64,700         7,352
   International Paper Co.           89,127         4,284
   E.I. du Pont de Nemours & Co.     63,941         3,892
   Weyerhaeuser Co.                  48,800         2,812
                                                 ---------
                                                   18,340
                                                 ---------
PRODUCER DURABLES (3.0%)
   Pitney Bowes, Inc.                51,900         3,163
   Emerson Electric Co.              47,800         3,020
   Thomas & Betts Corp.              33,800         1,724
   Honeywell, Inc.                   12,200         1,358
   Caterpillar, Inc.                 20,400         1,118
   Lockheed Martin Corp.             31,100         1,017
   Deere & Co.                       22,600           874
   The Boeing Co.                    16,800           716
                                                 ---------
                                                   12,990
                                                 ---------
UTILITIES (23.8%)
   Bell Atlantic Corp.              259,784        17,487
   GTE Corp.                        148,000        11,377
   Ameritech Corp.                  166,900        11,214
   AT&T Corp.                       240,550        10,464
   U S WEST, Inc.                   131,000         7,475
   SBC Communications Inc.          121,736         6,216

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
   BellSouth Corp.                  121,600     $   5,472
   Consolidated Natural Gas Co.      63,000         3,930
   Duke Energy Corp.                 60,300         3,324
   Southern Co.                     127,500         3,283
   Edison International             132,400         3,219
   PacifiCorp                       145,000         2,918
   Texas Utilities Co.               59,815         2,232
   Dominion Resources, Inc.          37,400         1,688
   FPL Group, Inc.                   30,400         1,531
   Central & South West Corp.        61,400         1,297
   Northern States Power Co.         59,400         1,281
   Constellation Energy Group        45,500         1,280
   Allegheny Energy, Inc.            40,000         1,272
   TECO Energy, Inc.                 56,000         1,183
   Wisconsin Energy Corp.            47,200         1,106
   Ameren Corp.                      28,000         1,059
   NICOR, Inc.                       22,600           840
   Sempra Energy                     26,882           559
   Consolidated Edison Inc.          12,500           519
                                                ----------
                                                  102,226
                                                ----------
OTHER (3.2%)
   Minnesota Mining &
     Manufacturing Co.               70,500         6,772
   General Electric Co.              43,600         5,169
   Fortune Brands, Inc.              53,400         1,722
                                                ----------
                                                   13,663
                                                ----------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $304,806)                                427,951
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.5%)
----------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.30%, 10/1/1999
   (COST $2,273)                     $2,273         2,273
----------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $307,079)                                430,224
----------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (-0.2%)
----------------------------------------------------------
Other Assets--Note C                                1,848
Liabilities                                        (2,763)
                                                ----------
                                                     (915)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 20,348,498 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)            $429,309
==========================================================

NET ASSET VALUE PER SHARE                          $21.10
==========================================================

*See Note A in Notes to Financial Statements.

ADR--American Depositary Receipt.


----------------------------------------------------------
                                     AMOUNT           PER
                                       (000)        SHARE
----------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
 Paid in Capital                   $292,828       $14.39
 Undistributed Net
   Investment Income                 10,419          .51
 Accumulated Net Realized Gains       2,917          .15
 Unrealized Appreciation--Note F    123,145         6.05
----------------------------------------------------------
 NET ASSETS                        $429,309       $21.10
==========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
DIVERSIFIED VALUE PORTFOLIO           SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (96.1%)
AUTO & TRANSPORTATION (3.8%)
   Ford Motor Co.                    21,000      $  1,054
   General Motors Corp.               8,600           541
                                                 ---------
                                                    1,595
                                                 ---------
CONSUMER DISCRETIONARY (11.1%)
-  Kmart Corp.                       93,800         1,096
-  Toys R Us, Inc.                   71,600         1,074
   Sears, Roebuck & Co.              28,600           897
   Waste Management, Inc.            28,600           551
   Service Corp. International       47,700           504
   J.C. Penney Co., Inc.             14,600           502
   Newell Rubbermaid, Inc.            2,100            60
                                                 ---------
                                                    4,684
                                                 ---------
CONSUMER STAPLES (5.0%)
   Philip Morris Cos., Inc.          34,300         1,173
   Anheuser-Busch Cos., Inc.          7,500           525
   Imperial Tobacco Group ADR        17,200           404
                                                 ---------
                                                    2,102
                                                 ---------
FINANCIAL SERVICES (21.1%)
   Bank of America Corp.             25,200         1,403
   The Chase Manhattan Corp.         16,300         1,229
   XL Capital Ltd. Class A           19,100           860
   Allstate Corp.                    33,200           828
   Washington Mutual, Inc.           27,900           816
   First Union Corp.                 22,900           814
   Aon Corp.                         25,800           763
   PNC Bank Corp.                    11,500           606
   Citigroup, Inc.                   13,400           590
   The CIT Group, Inc.               25,500           524
   Bank One Corp.                    14,300           498
                                                 ---------
                                                    8,931
                                                 ---------
INTEGRATED OILS (9.2%)
   Atlantic Richfield Co.            20,200         1,790
   Occidental Petroleum Corp.        66,800         1,545
   Phillips Petroleum Co.            10,900           531
   Conoco Inc.                        1,400            38
                                                 ---------
                                                    3,904
                                                 ---------
OTHER ENERGY (10.8%)
   Schlumberger Ltd.                 22,700         1,414
   Baker Hughes, Inc.                38,200         1,108
   Williams Cos., Inc.               28,100         1,052
   Halliburton Co.                   23,900           980
                                                 ---------
                                                    4,554
                                                 ---------
MATERIALS & PROCESSING (6.3%)
   Fort James Corp.                  38,200         1,020
   Lyondell Chemical Co.             61,300           820
   Millennium Chemicals, Inc.        14,300           292
   Hanson PLC ADR                     7,300           282
   CK Witco Corp.                    17,684           258
                                                 ---------
                                                    2,672
                                                 ---------
PRODUCER DURABLES (4.8%)
   Honeywell, Inc.                    9,400         1,046
   Xerox Corp.                       23,900         1,002
                                                 ---------
                                                    2,048
                                                 ---------
TECHNOLOGY (2.6%)
   Raytheon Co. Class B              22,000         1,092
                                                 ---------

UTILITIES (16.9%)
   GTE Corp.                         18,100         1,392
   Entergy Corp.                     47,700         1,380
-  Northeast Utilities               72,700         1,336
   SBC Communications Inc.           19,100           975
   Central & South West Corp.        40,100           847
   FirstEnergy Corp.                 26,700           681
   Reliant Energy, Inc.              20,000           541
                                                 ---------
                                                    7,152
                                                 ---------
OTHER (4.5%)
   ITT Industries, Inc.              28,600           910
   AlliedSignal Inc.                  9,500           570
   Tenneco, Inc.                     24,800           422
                                                 ---------
                                                    1,902
                                                 ---------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $47,516)                                  40,636
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.9%)
----------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.30%, 10/1/1999
   (COST $1,644)                     $1,644         1,644
----------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $49,160)                                  42,280
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------
Other Assets--Note C                                  318
Liabilities                                          (324)
                                                 ---------
                                                       (6)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 4,542,460 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)             $42,274
==========================================================

NET ASSET VALUE PER SHARE                           $9.31
==========================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

---------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT         PER
                                       (000)       SHARE
---------------------------------------------------------
 Paid in Capital                    $49,080      $ 10.81
 Undistributed Net
   Investment Income                    518          .11
 Accumulated Net Realized
   Losses--Note E                      (444)        (.10)
 Unrealized Depreciation--Note F     (6,880)       (1.51)
---------------------------------------------------------
 NET ASSETS                         $42,274      $  9.31
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 EQUITY INDEX PORTFOLIO               SHARES        (000)
---------------------------------------------------------
 COMMON STOCKS (99.6%)(1)
---------------------------------------------------------
-  Microsoft Corp.                  656,600      $ 59,463
   General Electric Co.             421,936        50,026
   Intel Corp.                      425,656        31,632
-  Cisco Systems, Inc.              417,766        28,643
   International Business
    Machines Corp.                  233,064        28,288
   Wal-Mart Stores, Inc.            572,484        27,229
   Lucent Technologies, Inc.        394,130        25,569
   Exxon Corp.                      311,930        23,687
   Merck & Co., Inc.                302,656        19,616
   Citigroup, Inc.                  434,476        19,117
   Pfizer, Inc.                     497,908        17,894
   AT&T Corp.                       410,643        17,863
-  MCI WorldCom, Inc.               240,957        17,319
   American International
    Group, Inc.                     199,193        17,317
   Bristol-Myers Squibb Co.         255,500        17,246
   Royal Dutch Petroleum Co. ADR    275,580        16,276
   Procter & Gamble Co.             170,944        16,026
   Johnson & Johnson                172,954        15,890
   The Coca-Cola Co.                317,662        15,268
-  America Online, Inc.             142,590        14,829
-  Dell Computer Corp.              326,500        13,652
   Bell Atlantic Corp.              199,782        13,448
   Home Depot, Inc.                 190,790        13,093
   SBC Communications Inc.          253,080        12,923
   Bank of America Corp.            223,613        12,452
   Hewlett-Packard Co.              130,248        11,983
   Tyco International Ltd.          109,064        11,261
   BellSouth Corp.                  243,008        10,935
   Philip Morris Cos., Inc.         309,569        10,583
   Mobil Corp.                      100,698        10,145
   Time Warner, Inc.                166,202        10,097
   GTE Corp.                        126,035         9,689
   Ameritech Corp.                  140,972         9,472
-  EMC Corp.                        130,400         9,315
-  Sun Microsystems, Inc.            99,500         9,253
   Eli Lilly & Co.                  141,204         9,037
   Nortel Networks Corp.            170,712         8,706
   Wells Fargo Co.                  212,840         8,434
-  Oracle Corp.                     185,131         8,423
   Texas Instruments, Inc.          101,044         8,311
   Fannie Mae                       131,496         8,243
   Schering-Plough Corp.            188,888         8,240
   The Chase Manhattan Corp.        108,574         8,184
   Ford Motor Co.                   155,958         7,827
   American Express Co.              57,857         7,789
   E.I. du Pont de Nemours & Co.    125,658         7,649
   McDonald's Corp.                 173,886         7,477
   Chevron Corp.                     84,030         7,458
   Warner-Lambert Co.               109,862         7,292
   Abbott Laboratories              195,056         7,168
   American Home Products Corp.     167,900         6,968
   The Walt Disney Co.              265,330         6,865
   Motorola, Inc.                    77,856         6,851
   Morgan Stanley Dean
    Witter & Co.                     73,709         6,574
   Sprint Corp.                     111,026         6,023
   PepsiCo, Inc.                    189,104         5,720
-  Amgen, Inc.                       65,798         5,363
   Medtronic, Inc.                  150,954         5,359
   The Boeing Co.                   124,793         5,319
-  MediaOne Group, Inc.              77,629         5,303
   Bank One Corp.                   151,068         5,259
   General Motors Corp.              83,082         5,229
   Compaq Computer Corp.            220,390         5,055
   Unilever NV ADR                   73,249         4,990
   Minnesota Mining &
    Manufacturing Co.                51,609         4,958
   Gillette Co.                     142,056         4,821
   Freddie Mac                       90,256         4,693
   Texaco Inc.                       70,900         4,476
   First Union Corp.                124,064         4,412
   Schlumberger Ltd.                 70,226         4,376
   Anheuser-Busch Cos., Inc.         61,070         4,279
   AlliedSignal Inc.                 70,912         4,250
-  CBS Corp.                         91,300         4,223
   Computer Associates
    International, Inc.              68,791         4,213
-  Sprint PCS                        56,506         4,213
-  QUALCOMM, Inc.                    20,600         3,897
   Enron Corp.                       91,118         3,759
-  Applied Materials, Inc.           48,144         3,749
   U S WEST, Inc.                    64,904         3,704
-  Viacom Inc. Class B               87,534         3,698
   Atlantic Richfield Co.            41,438         3,672
   United Technologies Corp.         61,629         3,655
   Kimberly-Clark Corp.              68,088         3,575
   Charles Schwab Corp.             106,000         3,571
   The Gap, Inc.                    111,580         3,571
   Xerox Corp.                       84,994         3,564
   Emerson Electric Co.              55,980         3,537
   Automatic Data Processing, Inc.   78,972         3,524
-  Clear Channel
    Communications, Inc.             43,410         3,467
   Colgate-Palmolive Co.             74,936         3,428
   Carnival Corp.                    78,800         3,428
   Dayton Hudson Corp.               57,016         3,425
   Associates First Capital Corp.    93,556         3,368
   Electronic Data Systems Corp.     63,300         3,351
   The Bank of New York Co., Inc.    98,096         3,280
   Walgreen Co.                     129,112         3,276
   Firstar Corp.                    127,370         3,264
   Comcast Corp. Class A Special     81,489         3,249
   Pharmacia & Upjohn, Inc.          64,789         3,215
   Dow Chemical Co.                  28,077         3,190
   Eastman Kodak Co.                 42,106         3,176
   Merrill Lynch & Co., Inc.         47,200         3,171
   Alcoa Inc.                        47,486         2,947
   Monsanto Co.                      81,505         2,909
-  NEXTEL Communications, Inc.       42,500         2,882
-  Tellabs, Inc.                     50,492         2,875
   U.S. Bancorp                      94,142         2,842
   ALLTEL Corp.                      38,996         2,744
   Sara Lee Corp.                   116,308         2,726
   SunTrust Banks, Inc.              41,418         2,723
   Fleet Financial Group, Inc.       72,940         2,671
   J.P. Morgan & Co., Inc.           22,643         2,587
   Duke Energy Corp.                 46,873         2,584
   Allstate Corp.                   103,516         2,581
-  Global Crossing Ltd.              96,250         2,551

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 EQUITY INDEX PORTFOLIO               SHARES        (000)
---------------------------------------------------------
   International Paper Co.           52,812       $ 2,538
   The Seagram Co. Ltd.              55,619         2,531
   Caterpillar, Inc.                 45,966         2,520
-  Safeway, Inc.                     65,600         2,497
   Gannett Co., Inc.                 35,992         2,490
-  Solectron Corp.                   34,600         2,485
   Household International, Inc.     61,360         2,462
   First Data Corp.                  55,064         2,416
   Illinois Tool Works, Inc.         32,316         2,410
   Lowe's Cos., Inc.                 48,978         2,388
   MBNA Corp.                       103,310         2,357
-  The Kroger Co.                   105,604         2,330
   Halliburton Co.                   56,791         2,328
   Marsh & McLennan Cos., Inc.       33,685         2,307
   Southern Co.                      89,025         2,292
   Conoco Inc.                       83,197         2,278
   Mellon Bank Corp.                 67,220         2,269
   Washington Mutual, Inc.           77,327         2,262
   Baxter International, Inc.        37,221         2,243
-  BMC Software, Inc.                30,683         2,196
   Campbell Soup Co.                 55,774         2,182
   National City Corp.               80,556         2,150
   Corning, Inc.                     31,348         2,149
-  Micron Technology, Inc.           32,197         2,143
   Albertson's, Inc.                 53,756         2,127
   Fifth Third Bancorp               34,600         2,105
   Guidant Corp.                     39,000         2,091
   Pitney Bowes, Inc.                34,254         2,087
   Williams Cos., Inc.               55,629         2,083
   PNC Bank Corp.                    39,257         2,068
   CVS Corp.                         50,504         2,061
   Wachovia Corp.                    26,149         2,056
   NIKE, Inc. Class B                36,080         2,052
   CIGNA Corp.                       26,267         2,042
   American General Corp.            32,111         2,029
-  Costco Wholesale Corp.            28,018         2,017
   H.J. Heinz Co.                    46,411         1,996
   Kellogg Co.                       52,358         1,960
   Cardinal Health, Inc.             35,180         1,917
   Omnicom Group Inc.                23,100         1,829
   Honeywell, Inc.                   16,216         1,805
   Raytheon Co. Class B              36,060         1,789
-  Unisys Corp.                      39,305         1,774
-  Gateway, Inc.                     39,800         1,769
   Masco Corp.                       56,658         1,756
   Bestfoods                         35,498         1,722
   Burlington Northern Santa Fe Corp.60,698         1,669
   Lockheed Martin Corp.             50,096         1,638
   BankBoston Corp.                  37,652         1,633
-  Cendant Corp.                     91,872         1,631
-  Best Buy Co., Inc.                26,200         1,626
   General Mills, Inc.               19,767         1,604
   Phillips Petroleum Co.            32,609         1,590
   May Department Stores Co.         43,404         1,582
   General Dynamics Corp.            25,260         1,577
   Tribune Co.                       31,404         1,562
   Sears, Roebuck & Co.              49,707         1,560
   Columbia/HCA Healthcare Corp.     73,257         1,552
   Waste Management, Inc.            79,661         1,533
   Union Pacific Corp.               31,498         1,514
   Textron, Inc.                     19,320         1,495
   Weyerhaeuser Co.                  25,802         1,487
   Interpublic Group of Cos., Inc.   36,098         1,485
-  FDX Corp.                         38,288         1,484
   KeyCorp                           57,416         1,482
   Sysco Corp.                       42,080         1,475
   Providian Financial Corp.         18,412         1,458
-  Computer Sciences Corp.           20,564         1,446
   AFLAC, Inc.                       34,400         1,441
-  AES Corp.                         24,200         1,428
   ConAgra, Inc.                     63,102         1,424
-  Kohl's Corp.                      20,700         1,369
   Texas Utilities Co.               35,674         1,331
   PPG Industries, Inc.              22,125         1,328
   BB&T Corp.                        40,990         1,327
-  3Com Corp.                        46,000         1,323
   State Street Corp.                20,400         1,318
-  Staples, Inc.                     59,800         1,304
-  Apple Computer, Inc.              20,546         1,301
-  Boston Scientific Corp.           52,384         1,293
   Tandy Corp.                       24,988         1,292
   Rockwell International Corp.      24,209         1,271
   PG&E Corp.                        48,705         1,260
-  Compuware Corp.                   47,900         1,248
   The McGraw-Hill Cos., Inc.        25,668         1,242
   Coca-Cola Enterprises, Inc.       54,000         1,218
   Norfolk Southern Corp.            49,489         1,212
   Pioneer Hi-Bred
    International, Inc.              30,341         1,208
   Baker Hughes, Inc.                41,626         1,207
   Consolidated Edison Inc.          29,055         1,206
   The Hartford Financial
    Services Group Inc.              29,276         1,197
   FPL Group, Inc.                   23,546         1,186
   Northern Trust Corp.              14,204         1,186
   CSX Corp.                         27,808         1,178
   Deere & Co.                       30,438         1,178
-  Federated Department Stores, Inc. 26,900         1,175
   J.C. Penney Co., Inc.             34,156         1,174
   Ralston-Ralston Purina Group      42,192         1,173
   Delphi Automotive Systems Corp.   72,960         1,172
   USX-Marathon Group                39,919         1,168
   TJX Cos., Inc.                    41,544         1,166
   Ingersoll-Rand Co.                21,100         1,159
   Dover Corp.                       28,160         1,151
   The Clorox Co.                    30,026         1,148
   Unocal Corp.                      30,799         1,141
   The Chubb Corp.                   22,818         1,137
   Coastal Corp.                     27,626         1,131
   Dominion Resources, Inc.          24,696         1,114
   United Healthcare Corp.           22,888         1,114
   Barrick Gold Corp.                50,701         1,103
   Paychex, Inc.                     32,050         1,094
   Circuit City Stores, Inc.         25,924         1,094
   Edison International              44,494         1,082
   The Quaker Oats Co.               17,459         1,080
   Public Service Enterprise
    Group, Inc.                      27,868         1,076
-  General Instrument Corp.          22,300         1,073
-  AMR Corp.                         19,686         1,073
   Newell Rubbermaid, Inc.           36,474         1,042
   McKesson HBOC, Inc.               35,903         1,041
   Loews Corp.                       14,800         1,039

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   Marriott International,
    Inc. Class A                     31,706      $  1,036
   The Limited, Inc.                 27,092         1,036
   Occidental Petroleum Corp.        44,669         1,033
   Comerica, Inc.                    20,350         1,030
   Mattel, Inc.                      53,842         1,023
   Unicom Corp.                      27,554         1,018
   Reliant Energy, Inc.              37,586         1,017
   Wrigley, (Wm.) Jr. Co.            14,729         1,014
   Rohm & Haas Co.                   28,001         1,012
   Capital One Financial Corp.       25,700         1,002
-  Lexmark International Group, Inc.
    Class A                          12,400           998
   Southwest Airlines Co.            65,284           992
-  LSI Logic Corp.                   19,200           989
   Aon Corp.                         33,100           979
   Archer-Daniels-Midland Co.        80,255           978
   Franklin Resources Corp.          31,800           978
   Lincoln National Corp.            25,574           961
   Danaher Corp.                     18,200           959
   The Goodyear Tire & Rubber Co.    19,849           955
   Union Carbide Corp.               16,718           950
   Allergan, Inc.                     8,618           948
   Adobe Systems, Inc.                8,300           942
   PECO Energy Corp.                 24,885           933
   PE Corp. - PE Biosystems Group    12,816           926
   IMS Health, Inc.                  40,268           919
   Praxair, Inc.                     19,921           916
   Becton, Dickinson & Co.           32,520           913
-  Seagate Technology Inc.           29,600           912
   Entergy Corp.                     31,350           907
   Georgia Pacific Group             22,364           906
   Alcan Aluminium Ltd.              28,712           897
   UnumProvident Corp.               30,123           887
   Lehman Brothers Holdings, Inc.    15,200           886
   SLM Holding Corp.                 20,600           886
   Delta Air Lines, Inc.             18,242           885
-  Novell, Inc.                      42,745           884
   Hershey Foods Corp.               18,090           881
   Aetna Inc.                        17,875           880
   Dollar General Corp.              28,300           874
   Regions Financial Corp.           29,100           873
   Jefferson-Pilot Corp.             13,757           869
   AmSouth Bancorp                   37,000           867
   New York Times Co. Class A        22,964           861
   American Electric Power Co., Inc. 25,000           853
   Air Products & Chemicals, Inc.    29,006           843
   Burlington Resources, Inc.        22,511           827
   Avon Products, Inc.               33,288           826
   Republic New York Corp.           13,356           821
-  Tricon Global Restaurants, Inc.   20,030           820
   Eaton Corp.                        9,400           811
   Huntington Bancshares Inc.        30,138           801
   St. Paul Cos., Inc.               28,896           795
   Conseco Inc.                      41,038           793
   Cincinnati Financial Corp.        21,000           788
   Avery Dennison Corp.              14,810           781
   TRW, Inc.                         15,686           780
   FirstEnergy Corp.                 30,573           780
   Dana Corp.                        20,926           777
   Fort James Corp.                  28,741           767
   Progressive Corp. of Ohio          9,300           760
   SouthTrust Corp.                  21,000           753
   PacifiCorp                        37,272           750
   Consolidated Natural Gas Co.      11,988           748
   Summit Bancorp                    22,800           740
   Union Planters Corp.              18,100           738
-  KLA-Tencor Corp.                  11,200           728
-  Kmart Corp.                       62,153           726
-  ADC Telecommunications, Inc.      17,100           717
   Carolina Power & Light Co.        20,175           714
   Johnson Controls, Inc.            10,736           712
   CenturyTel, Inc.                  17,450           709
   Amerada Hess Corp.                11,478           703
   Golden West Financial Corp.        7,126           700
-  Tenet Healthcare Corp.            39,397           692
   Fortune Brands, Inc.              21,239           685
   UST, Inc.                         22,593           682
   MGIC Investment Corp.             14,000           669
   DTE Energy Co.                    18,486           668
   PaineWebber Group, Inc.           18,300           663
-  National Semiconductor Corp.      21,654           660
   Ameren Corp.                      17,255           652
   Champion International Corp.      12,604           648
   Dun & Bradstreet Corp.            21,534           643
   The Times Mirror Co. Class A       9,738           641
   Kansas City Southern
    Industries, Inc.                 13,800           641
   Synovus Financial Corp.           34,150           638
   Sempra Energy                     30,114           627
   Whirlpool Corp.                    9,590           626
   Genuine Parts Co.                 23,369           621
   Nabisco Group Holdings Corp.      41,300           620
   Apache Corp.                      14,300           618
   Kerr-McGee Corp.                  11,205           617
   Parker Hannifin Corp.             13,642           611
   Willamette Industries, Inc.       14,174           611
   Dow Jones & Co., Inc.             11,431           610
   Cooper Industries, Inc.           12,784           598
   Placer Dome, Inc.                 39,988           595
   MBIA, Inc.                        12,700           592
   W.W. Grainger, Inc.               12,260           589
-  Network Appliance, Inc.            8,200           587
   Columbia Energy Group             10,509           582
   Florida Progress Corp.            12,400           574
   Cinergy Corp.                     19,973           565
   Central & South West Corp.        26,726           565
   Northrop Grumman Corp.             8,862           563
   Sonat, Inc.                       14,166           562
   Bear Stearns Co., Inc.            14,550           559
   Newmont Mining Corp.              21,455           555
   Ecolab, Inc.                      16,226           554
   Winn-Dixie Stores, Inc.           18,626           553
   Knight Ridder                     10,036           551
-  Sealed Air Corp.                  10,645           546
   Brown-Forman Corp. Class B         8,699           543
   H & R Block, Inc.                 12,468           542
-  ALZA Corp.                        12,609           540
   Comcast Corp. Class A             14,931           538
   GPU, Inc.                         16,392           535
   PP&L Resources Inc.               19,691           533
   Hasbro, Inc.                      24,700           530
   CMS Energy Corp.                  15,600           529

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 EQUITY INDEX PORTFOLIO               SHARES        (000)
---------------------------------------------------------
   Constellation Energy Group        18,751      $    527
   Nucor Corp.                       11,069           527
   PACCAR, Inc.                      10,360           527
   Union Pacific Resources
    Group, Inc.                      32,616           524
-  AutoZone Inc.                     18,600           522
   Inco Ltd.                         24,407           522
   Black & Decker Corp.              11,412           521
   Equifax, Inc.                     18,400           518
-  PeopleSoft, Inc.                  30,300           513
   Scientific-Atlanta, Inc.          10,095           500
-  Bed Bath & Beyond, Inc.           14,300           500
   R.R. Donnelley & Sons Co.         17,227           497
   Reynolds Metals Co.                8,233           497
-  Toys R Us, Inc.                   32,818           492
   Nordstrom, Inc.                   18,186           491
-  Wellpoint Health Networks Inc.
    Class A                           8,600           490
   New Century Energies, Inc.        14,600           488
   SAFECO Corp.                      17,280           484
-  Office Depot, Inc.                47,000           479
   Bausch & Lomb, Inc.                7,216           476
   Anadarko Petroleum Corp.          15,500           474
   VF Corp.                          15,260           473
   Rite Aid Corp.                    33,904           468
   Case Corp.                         9,400           468
   International Flavors &
    Fragrances, Inc.                 13,507           466
-  Parametric Technology Corp.       34,400           464
   Vulcan Materials Co.              12,500           458
   Countrywide Credit Industries, Inc.14,100          455
-  Harrah's Entertainment, Inc.      16,357           454
   Sherwin-Williams Co.              21,624           453
-  Ceridian Corp.                    18,080           450
-  Adaptec, Inc.                     11,200           445
   The Mead Corp.                    12,716           437
   Torchmark Corp.                   16,694           432
   Temple-Inland Inc.                 7,101           430
   Nalco Chemical Co.                 8,269           418
   Northern States Power Co.         19,308           416
   ITT Industries, Inc.              12,988           413
   Wendy's International, Inc.       15,641           413
-  Navistar International Corp.       8,735           406
   Phelps Dodge Corp.                 7,374           406
   Eastman Chemical Co.              10,094           404
   Allegheny Teledyne Inc.           23,832           402
   The BFGoodrich Co.                13,858           402
   Sigma-Aldrich Corp.               12,638           401
-  Owens-Illinois, Inc.              19,750           391
   SuperValu Inc.                    17,776           388
   Fluor Corp.                        9,542           384
   Hercules, Inc.                    13,378           383
   Maytag Corp.                      11,478           382
-  Niagara Mohawk Holdings Inc.      24,362           376
   Harcourt General, Inc.             8,985           374
   Crown Cork & Seal Co., Inc.       15,380           373
   Biomet, Inc.                      14,119           372
   Tenneco, Inc.                     21,561           367
-  Watson Pharmaceuticals, Inc.      11,900           364
   Thomas & Betts Corp.               7,102           362
-  St. Jude Medical, Inc.            11,388           359
   Pall Corp.                        15,356           356
   Service Corp. International       33,624           355
-  Mirage Resorts, Inc.              25,200           354
-  Cabletron Systems, Inc.           21,886           343
   Deluxe Corp.                       9,949           338
   Ashland, Inc.                     10,026           337
   Darden Restaurants Inc.           17,067           334
   Raytheon Co. Class A               6,777           329
-  Consolidated Stores, Inc.         14,828           327
   Westvaco Corp.                    12,740           326
-  King World Productions, Inc.       8,702           326
   Hilton Hotels Corp.               32,757           323
-  HEALTHSOUTH Corp.                 52,627           319
-  Advanced Micro Devices, Inc.      18,416           317
   C.R. Bard, Inc.                    6,483           305
   Engelhard Corp.                   16,733           304
   Sunoco, Inc.                      11,105           304
   Homestake Mining Co.              32,367           297
-  US Airways Group, Inc.            11,101           291
   Brunswick Corp.                   11,702           291
   Freeport-McMoRan Copper &
    Gold, Inc. Class B               18,600           289
   USX-U.S. Steel Group              11,178           288
   Snap-On Inc.                       8,778           285
   Laidlaw, Inc.                     41,942           283
   Great Lakes Chemical Corp.         7,425           283
-  Allied Waste Industries, Inc.     23,800           278
   Harris Corp.                      10,020           277
   Tosco Corp.                       10,900           275
   Cummins Engine Co., Inc.           5,499           274
   Dillard's Inc.                    13,406           272
   The Stanley Works                 10,770           271
   Mallinckrodt, Inc.                 8,610           260
-  Thermo Electron Corp.             19,100           257
-  Silicon Graphics, Inc.            23,439           256
   Adolph Coors Co. Class B           4,705           255
   Boise Cascade Corp.                6,836           249
-  Manor Care, Inc.                  14,126           243
   Liz Claiborne, Inc.                7,824           243
   Bemis Co., Inc.                    7,077           240
   Pinnacle West Capital Corp.        6,500           236
   EG&G, Inc.                         5,793           231
   Meredith Corp.                     6,322           230
   NICOR, Inc.                        5,889           219
   Armstrong World Industries Inc.    4,801           216
   Centex Corp.                       7,114           210
   Cyprus Amax Minerals Co.          10,530           207
   American Greetings Corp. Class A   7,978           205
-  Andrew Corp.                      11,811           205
   Tektronix, Inc.                    6,052           203
   Louisiana-Pacific Corp.           12,882           201
   Millipore Corp.                    5,165           194
   IKON Office Solutions, Inc.       18,038           193
-  FMC Corp.                          3,894           188
   Crane Co.                          8,198           184
   Ryder System, Inc.                 9,015           184
   Worthington Industries, Inc.      10,586           180
   Eastern Enterprises                3,713           172
   Ball Corp.                         3,846           169
   Briggs & Stratton Corp.            2,891           169
   Cooper Tire & Rubber Co.           9,248           163

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
-  Rowan Cos., Inc.                   9,931         $ 161
   Helmerich & Payne, Inc.            6,366           161
   Alberto-Culver Co. Class B         6,902           160
   Peoples Energy Corp.               4,485           158
   National Service Industries, Inc.  4,963           156
   Autodesk, Inc.                     7,060           154
   McDermott International, Inc.      7,471           151
   Shared Medical Systems Corp.       3,223           151
   Potlatch Corp.                     3,657           151
   Great Atlantic & Pacific
    Tea Co., Inc.                     4,906           149
   Pulte Corp.                        6,678           145
-  W.R. Grace & Co.                   8,892           143
   ASARCO, Inc.                       5,325           143
   Owens Corning                      6,553           142
   Polaroid Corp.                     5,353           139
   Tupperware Corp.                   6,829           138
   Longs Drug Stores, Inc.            4,520           135
-  Humana, Inc.                      19,600           135
   The Timken Co.                     7,830           126
-  Data General Corp.                 5,587           118
   ONEOK, Inc.                        3,845           117
-  Bethlehem Steel Corp.             15,463           114
   Kaufman & Broad Home Corp.         5,265           109
   Springs Industries Inc. Class A    2,903            99
   The Pep Boys
    (Manny, Moe & Jack)               6,264            93
-  Viacom Inc. Class A                2,112            91
   Fleetwood Enterprises, Inc.        3,844            78
   Jostens Inc.                       3,912            75
   Milacron Inc.                      3,870            69
-  Reebok International Ltd.          6,186            66
   NACCO Industries, Inc. Class A       925            65
   Russell Corp.                      4,414            63
-  Quintiles Transnational Corp.      3,100            59
   Foster Wheeler Corp.               3,893            47
-  LifePoint Hospitals, Inc.          4,129            36
   Freeport-McMoRan Copper &
    Gold, Inc. Class A                1,600            22
-  Fruit of the Loom Inc. Class A     3,858            13
----------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $803,827)                             1,360,271
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
 TEMPORARY CASH INVESTMENTS (0.5%)(1)
----------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.13%, 10/4/1999                $   700           700
U.S. TREASURY BILL
(2) 4.74%, 10/28/1999                   300           299
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   5.30%, 10/1/1999                   5,395         5,395
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $6,394)                                    6,394
----------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $810,221)                              1,366,665
----------------------------------------------------------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------
Other Assets--Note C                             $  3,052
Liabilities                                        (4,334)
                                                 ---------
                                                   (1,282)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 40,333,398 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)          $1,365,383
==========================================================

NET ASSET VALUE PER SHARE                          $33.85
==========================================================

*    See Note A in Notes to Financial Statements.

-    Non-Income-Producing Security.

(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represented 100.0% and 0.1%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)  Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

---------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT         PER
                                       (000)       SHARE
---------------------------------------------------------
 Paid in Capital                  $ 781,004      $ 19.36
 Undistributed Net
   Investment Income                 14,804          .37
 Accumulated Net Realized Gains      13,217          .33
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities            556,444        13.79
   Futures Contracts                    (86)          --
---------------------------------------------------------
 NET ASSETS                      $1,365,383       $33.85
=========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 MID-CAP INDEX PORTFOLIO              SHARES        (000)
----------------------------------------------------------
 COMMON STOCKS (100.1%)
----------------------------------------------------------
-  Veritas Software Corp.            11,000        $  835
-  Biogen, Inc.                       9,640           760
-  Xilinx, Inc.                      10,280           674
   Linear Technology Corp.            9,960           585
-  Analog Devices, Inc.              11,210           575
-  Altera Corp.                      12,740           553
-  Maxim Integrated Products, Inc.    8,640           545
-  Univision Communications Inc.      6,500           529
   Harley-Davidson, Inc.              9,780           490
-  Comverse Technology, Inc.          4,535           428
-  Vitesse Semiconductor Corp.        4,900           418
   Cintas Corp.                       7,160           414
-  Siebel Systems, Inc.               5,980           398
-  Teradyne, Inc.                    10,960           386
   Marshall & Ilsley Corp.            6,670           381
-  MedImmune Inc.                     3,700           369
   Molex, Inc.                        9,920           361
-  E*TRADE Group, Inc.               15,300           360
-  Intuit, Inc.                       4,050           355
   Telephone & Data Systems, Inc.     3,970           353
-  Citrix Systems, Inc.               5,640           349
-  Chiron Corp.                      11,770           326
   Stryker Corp.                      6,360           325
-  VISIX Inc.                         4,100           324
   Washington Post Co. Class B          630           322
   El Paso Energy Corp.               7,530           300
   First Security Corp.              12,480           297
-  Starbucks Corp.                   11,960           296
-  Sanmina Corp.                      3,775           292
   Old Kent Financial Corp.           7,758           288
-  Electronic Arts Inc.               3,970           287
-  Jabil Circuit, Inc.                5,700           282
   Zions Bancorp                      5,060           279
-  Concord EFS, Inc.                 13,320           275
-  Centocor, Inc.                     4,680           274
   Tiffany & Co.                      4,480           268
-  Fiserv, Inc.                       8,100           263
   Charter One Financial             11,078           256
-  Synopsys, Inc.                     4,540           255
   Leggett & Platt, Inc.             12,870           253
   KeySpan Corp.                      8,850           253
-  Hispanic Broadcasting Corp.        3,300           251
   Tyson Foods, Inc.                 15,050           247
-  Genzyme Corp.                      5,390           243
   First Tennessee National Corp.     8,510           239
-  DST Systems, Inc.                  4,200           239
   Allegheny Energy, Inc.             7,450           237
-  Waters Corp.                       3,900           236
-  American Power Conversion Corp.   12,320           234
   Family Dollar Stores, Inc.        11,000           232
-  Legato Systems, Inc.               5,320           232
-  Forest Laboratories, Inc.          5,400           227
-  Jones Apparel Group, Inc.          7,846           226
-  Atmel Corp.                        6,600           223
   Weatherford International, Inc.    6,970           223
-  Abercrombie & Fitch Co.            6,540           223
   T. Rowe Price                      7,820           215
   Montana Power Co.                  7,020           214
   Devon Energy Corp.                 5,119           212
   AMBAC Financial Group Inc.         4,470           212
-  SunGard Data Systems, Inc.         7,960           209
-  Cadence Design Systems, Inc.      15,790           209
-  NCR Corp.                          6,280           208
-  SCI Systems, Inc.                  4,660           207
   Reader's Digest Assn., Inc.
    Class A                           6,900           202
   Pinnacle West Capital Corp.        5,530           201
   Premark International, Inc.        3,980           201
   New England Electric System        3,860           200
-  Convergys Corp.                   10,080           200
   Transocean Offshore, Inc.          6,510           199
   Potomac Electric Power Co.         7,810           199
-  MiniMed, Inc.                      2,000           196
   Hormel Foods Corp.                 4,710           195
   Symbol Technologies, Inc.          5,775           194
-  Nabors Industries, Inc.            7,710           193
   Green Point Financial Corp.        7,140           190
   R.J. Reynolds Tobacco
    Holdings, Inc.                    7,000           189
   Hannaford Brothers Co.             2,670           188
   Comdisco, Inc.                     9,680           187
-  SPX Corp.                          2,040           185
   TECO Energy, Inc.                  8,750           185
-  Noble Drilling Corp.               8,450           185
   Reliastar Financial Corp.          5,510           183
-  Sybron International Corp.         6,810           183
   Viad Corp.                         6,200           183
-  Global Marine, Inc.               11,110           183
   NiSource, Inc.                     8,200           181
   DPL Inc.                          10,280           181
   Compass Bancshares Inc.            7,200           180
   LG&E Energy Corp.                  8,430           179
   American Water Works Co., Inc.     6,190           179
   Cincinnati Bell, Inc.              9,100           177
-  Williams Sonoma, Inc.              3,600           175
-  Gilead Sciences, Inc.              2,700           173
   Bowater Inc.                       3,300           173
-  Microchip Technology, Inc.         3,370           173
   North Fork Bancorp, Inc.           8,870           173
   Wisconsin Energy Corp.             7,370           173
-  American Standard Cos., Inc.       4,480           172
   Energy East Corp.                  7,200           171
-  Network Associates, Inc.           8,930           171
   DQE Inc.                           4,300           168
   Allmerica Financial Corp.          3,500           167
-  Dollar Tree Stores, Inc.           4,150           166
   SCANA Corp.                        6,840           165
-  Litton Industries, Inc.            3,000           164
   Dial Corp.                         6,440           164
-  Promus Hotel Corp.                 5,040           164
   Unitrin, Inc.                      4,700           163
   ENSCO International, Inc.          9,020           163
   Murphy Oil Corp.                   3,000           162
-  Rational Software Corp.            5,530           162
-  QLogic Corp.                       2,300           161
-  Sepracor Inc.                      2,110           159
   A.G. Edwards & Sons, Inc.          6,040           159
   Mylan Laboratories, Inc.           8,520           157
-  Lear Corp.                         4,440           156
   Consolidated Papers                5,800           156

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
-  Westwood One, Inc.                 3,400        $  153
   Sonoco Products Co.                6,720           153
-  Northeast Utilities                8,340           153
-  Calpine Corp.                      1,800           153
   USG Corp.                          3,200           152
-  Quantum Corp.- DLT &
    Storage Systems                  10,760           151
   TCF Financial Corp.                5,260           150
-  Millennium Pharmaceuticals, Inc.   2,300           149
   McCormick & Co., Inc.              4,500           149
-  Premier Parks Inc.                 5,100           148
   Associated Banc-Corp.              4,000           145
   A. H. Belo Corp. Class A           7,530           144
   IBP, Inc.                          5,820           144
-  BJ Services Co.                    4,500           143
-  Cypress Semiconductor Corp.        6,650           143
   FINOVA Group, Inc.                 3,910           143
-  Saks Inc.                          9,370           142
   Mercantile Bankshares Corp.        4,590           142
   Manpower Inc.                      4,870           142
   First Virginia Banks, Inc.         3,250           142
   Shaw Industries, Inc.              8,850           140
-  BJ's Wholesale Club, Inc.          4,740           140
   Ultramar Diamond Shamrock Corp.    5,470           139
-  Robert Half International, Inc.    5,810           139
   Hubbell Inc. Class B               4,330           138
-  Quintiles Transnational Corp.      7,208           137
   Alliant Energy Corp.               4,950           137
-  Affiliated Computer Services, Inc.
    Class A                           3,300           134
   Solutia, Inc.                      7,340           131
-  Symantec Corp.                     3,610           130
   Whitman Corp.                      9,110           130
-  Pacificare Health Systems, Inc.    3,000           130
   Southdown, Inc.                    2,420           129
-  Vishay Intertechnology, Inc.       5,438           129
   Puget Sound Energy Inc.            5,730           129
   Herman Miller, Inc.                5,350           128
-  Outback Steakhouse                 5,010           128
-  Lands' End, Inc.                   1,930           127
-  Smith International, Inc.          3,130           127
   Illinova Corp.                     4,490           126
   Dime Bancorp, Inc.                 7,160           125
-  Navigant Consulting, Inc.          2,700           125
-  Storage Technology Corp.           6,500           125
   UtiliCorp United, Inc.             5,940           125
-  Health Management Associates
    Class A                          16,670           123
   Federal-Mogul Corp.                4,440           122
-  Nova Corp. (Georgia)               4,890           122
-  Chris-Craft Industries, Inc.       2,176           122
   Protective Life Corp.              4,210           122
   The Timber Co.                     5,320           122
-  Barnes & Noble, Inc.               4,660           121
   Hibernia Corp. Class A            10,420           121
   The PMI Group Inc.                 2,945           120
   Martin Marietta Materials, Inc.    3,010           120
-  Brinker International, Inc.        4,420           120
-  Mandalay Resort Group              6,050           119
   Fastenal Co.                       2,520           119
   Harte-Hanks, Inc.                  4,700           118
   Ross Stores, Inc.                  5,840           118
   Old Republic International Corp.   8,100           117
   Conectiv, Inc.                     5,958           117
   American Financial Group, Inc.     4,070           114
   National Fuel Gas Co.              2,420           114
-  U.S. Foodservice                   6,340           114
-  MidAmerican Energy Holdings Co.    3,860           114
-  Ocean Energy, Inc.                11,120           113
   CK Witco Corp.                     7,754           113
   CNF Transportation, Inc.           3,030           113
   Sovereign Bancorp, Inc.           12,260           111
   OGE Energy Corp.                   4,990           111
-  IVAX Corp.                         6,690           110
   CCB Financial Corp.                2,650           110
   Dean Foods Corp.                   2,530           110
   IMC Global Inc.                    7,560           110
-  Sterling Commerce, Inc.            5,910           110
-  Payless ShoeSource, Inc.           2,170           110
   Sierra Pacific Resources           4,910           109
   Hillenbrand Industries, Inc.       4,140           109
   Pentair, Inc.                      2,720           109
-  Keane, Inc.                        4,780           109
   Provident Financial Group, Inc.    2,970           109
   Interstate Bakeries Corp.          4,690           108
   Astoria Financial Corp.            3,500           108
-  Sterling Software, Inc.            5,380           108
   IPALCO Enterprises, Inc.           5,500           107
   Pacific Century Financial Corp.    5,180           106
-  Integrated Device Technology Inc.  5,710           106
   Wilmington Trust Corp.             2,170           105
   International Game Technology      5,840           105
-  Arrow Electronics, Inc.            5,950           105
   Diebold, Inc.                      4,460           103
   COMSAT Corp.                       3,480           103
-  Santa Fe Snyder Corp.             11,400           103
-  Apollo Group, Inc. Class A         4,850           102
   Noble Affiliates, Inc.             3,530           102
   KN Energy, Inc.                    4,560           102
   MCN Energy Group Inc.              5,870           101
-  Lincare Holdings, Inc.             3,740           100
   AK Steel Corp.                     5,450            99
   Comair Holdings, Inc.              5,950            99
   Teleflex Inc.                      2,510            99
   Reynolds & Reynolds Class A        4,860            99
   Cabot Corp.                        4,160            99
   York International Corp.           2,740            98
   Lyondell Chemical Co.              7,350            98
   City National Corp.                2,910            98
-  Informix Corp.                    12,300            98
   GATX Corp.                         3,140            98
   Avnet, Inc.                        2,300            97
-  Adtran, Inc.                       2,500            96
   Kansas City Power & Light Co.      3,880            94
   Sotheby's Holdings Class A         3,630            94
   Lubrizol Corp.                     3,610            93
   Questar Corp.                      5,110            93
   Meritor Automotive, Inc.           4,360            91
   Tidewater Inc.                     3,430            87
   Bergen Brunswig Corp. Class A      8,405            87
   Media General, Inc. Class A        1,700            87
   Washington Gas Light Corp.         3,200            87

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 MID-CAP INDEX PORTFOLIO              SHARES        (000)
----------------------------------------------------------
   Flowers Industries, Inc.           6,400         $  87
   Beckman Coulter, Inc.              1,920            87
   Westpoint Stevens, Inc.            3,620            85
   Lancaster Colony Corp.             2,670            85
   ICN Pharmaceuticals, Inc.          4,940            85
-  ACNielson Corp.                    3,730            85
   Minnesota Power, Inc.              4,800            84
-  Blyth Industries, Inc.             3,000            84
   RPM Inc. (Ohio)                    6,820            83
-  Papa John's International, Inc.    2,000            83
-  Modis Professional Services Inc.   6,030            80
   Trinity Industries, Inc.           2,580            80
   Lee Enterprises, Inc.              2,890            79
   Clayton Homes Inc.                 9,100            79
-  Swift Transportation Co., Inc.     4,000            79
   Houghton Mifflin Co.               1,930            78
-  Suiza Foods Corp.                  2,090            78
   Carlisle Co., Inc.                 1,930            76
   Rayonier Inc.                      1,810            76
-  Tech Data Corp.                    3,260            76
   Keystone Financial, Inc.           3,170            75
   HON Industries, Inc.               3,880            75
   DENTSPLY International Inc.        3,280            75
   Harsco Corp.                       2,690            74
-  Trigon Healthcare, Inc.            2,570            74
-  Foundation Health Systems Class A  7,850            74
   Newport News Shipbuilding Inc.     2,290            74
-  Mohawk Industries, Inc.            3,700            74
-  Gartner Group, Inc. Class A        4,600            73
-  Imation Corp.                      2,350            73
-  Borders Group, Inc.                4,950            73
   Everest Reinsurance Holdings, Inc. 3,050            73
   IDACORP, Inc.                      2,410            73
   WestAmerica Bancorporation         2,400            73
   Universal Foods Corp.              3,160            72
-  Furniture Brands International Inc.3,670            72
   Airborne Freight Corp.             3,430            72
   Hawaiian Electric Industries Inc.  2,050            72
   Alexander & Baldwin, Inc.          2,990            71
   Borg-Warner Automotive, Inc.       1,660            71
   Dole Food Co.                      3,750            71
-  Snyder Communications, Inc.        4,660            71
   Donaldson Co., Inc.                3,030            70
   Cordant Technologies, Inc.         2,300            70
-  Policy Management Systems Corp.    2,200            70
   Pennzoil-Quaker State Co.          5,460            69
   Horace Mann Educators Corp.        2,670            69
-  First Health Group Corp.           3,070            69
-  Alaska Air Group, Inc.             1,690            69
   HSB Group Inc.                     1,920            68
-  Oxford Health Plan                 5,390            67
   Albemarle Corp.                    3,320            67
   The Warnaco Group, Inc. Class A    3,660            67
   Kelly Services, Inc. Class A       2,210            67
   Valero Energy Corp.                3,420            66
   Ohio Casualty Corp.                3,900            66
   Church & Dwight, Inc.              2,620            65
   Minerals Technologies, Inc.        1,340            65
-  Pioneer Natural Resources Co.      6,110            65
-  Cytec Industries, Inc.             2,680            64
-  UCAR International, Inc.           2,800            64
-  Park Place Entertainment           5,000            62
-  Sylvan Learning Systems, Inc.      3,200            62
   Tecumseh Products Co. Class A      1,230            62
   Pittston Brink's Group             2,650            61
   Callaway Golf Co.                  5,030            61
   Webster Financial Corp.            2,400            61
-  Novellus Systems, Inc.               900            61
   Olsten Corp.                       5,800            61
-  Cambridge Technology Partners      4,150            60
-  Sensormatic Electronics Corp.      4,730            60
   CBRL Group, Inc.                   3,870            60
-  Apria Healthcare                   3,570            60
   Federal Signal Corp.               3,000            60
   Mark IV Industries, Inc.           3,000            59
   AGL Resources Inc.                 3,530            57
   CMP Group Inc.                     2,160            57
   Universal Corp.                    2,170            57
-  Transaction Systems
    Architects, Inc.                  2,100            57
   Wallace Computer Services, Inc.    2,780            56
-  STERIS Corp.                       4,050            56
   Carter-Wallace, Inc.               3,100            55
-  Jacobs Engineering Group Inc.      1,680            55
   Dexter Corp.                       1,460            54
-  Scholastic Corp.                   1,080            54
   Omnicare, Inc.                     5,590            54
   Kaydon Corp.                       2,150            53
   Nordson Corp.                      1,080            53
-  Varco International, Inc.          4,310            53
   Kennametal, Inc.                   2,030            53
   Bob Evans Farms, Inc.              2,550            52
   H.B. Fuller Co.                      850            52
   Arvin Industries, Inc.             1,670            52
-  Airgas, Inc.                       4,380            51
   Claire's Stores, Inc.              3,060            51
-  GTech Holdings Corp.               2,360            51
   Superior Industries
    International, Inc.               1,800            50
   Precision Castparts Corp.          1,570            48
   Ruddick Corp.                      3,010            48
-  Armco, Inc.                        6,800            48
   Cleco Corp.                        1,450            47
   Public Service Co. of New Mexico   2,560            47
   AGCO Corp.                         3,560            46
   Bandag, Inc.                       1,440            46
   Investment Technology Group, Inc.  2,000            46
-  Cirrus Logic                       4,100            45
   GenCorp, Inc.                      2,460            45
-  Wisconsin Central
    Transportation Corp.              3,260            45
   Ferro Corp.                        2,090            45
   Granite Construction Co.           1,700            44
   P.H. Glatfelter Co.                2,660            44
   Chesapeake Corp. of Virginia       1,440            44
   Ametek Aerospace Products Inc.     2,150            43
   Wausau-Mosinee Paper Corp.         3,400            41
   Stewart Enterprises, Inc. Class A  6,710            41
   Longview Fibre Co.                 3,270            41
   Banta Corp.                        1,820            41
-  Unifi, Inc.                        3,670            40
   Modine Manufacturing Co.           1,730            40

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES        (000)
----------------------------------------------------------
   Flowserve Corp.                    2,420       $    40
-  PSS World Medical, Inc.            4,480            40
   The Standard Register Co.          1,700            40
   Olin Corp.                         2,920            40
-  Mentor Graphics Corp.              4,620            40
-  OfficeMax, Inc.                    6,780            39
-  American Eagle Outfitters, Inc.      800            39
-  Sequa Corp. Class A                  610            38
-  Covance, Inc.                      3,940            38
   Georgia Gulf Corp.                 2,140            38
   Overseas Shipholding Group Inc.    2,410            37
   Wellman, Inc.                      2,050            37
   Watts Industries Class A           1,700            37
   Indiana Energy, Inc.               1,830            37
   Dreyer's Grand Ice Cream, Inc.     2,100            36
   J.M. Smucker Co. Class A           1,720            36
   A. Schulman Inc.                   2,070            36
   M.A. Hanna Co.                     3,150            36
-  CompUSA, Inc.                      5,840            36
-  Total Renal Care Holdings, Inc.    4,790            36
   Ryerson Tull, Inc.                 1,540            36
   Carpenter Technology Corp.         1,440            35
-  Perrigo Co.                        4,410            35
   J.B. Hunt Transport Services, Inc. 2,490            35
-  Quorum Health Group, Inc.          4,800            34
   Black Hills Corp.                  1,440            34
   Rollins, Inc.                      2,140            33
   Ogden Corp.                        3,240            32
-  Structural Dynamics
    Research Corp.                    2,100            32
-  Micro Warehouse Inc.               2,390            29
-  Buffets Inc.                       2,400            28
-  Albany International Corp.         1,740            26
   International Multifoods Corp.     1,110            26
   Stewart & Stevenson Services, Inc. 1,910            25
-  Maxxam Inc.                          480            25
-  Beverly Enterprises, Inc.          5,730            24
   Lance, Inc.                        1,730            23
-  Magnatek                           2,450            22
   Cleveland-Cliffs Iron Co.            620            19
-  Acuson Corp.                       1,500            19
   Arnold Industries, Inc.            1,480            19
-  Vlasic Foods International, Inc.   2,600            18
   Ethyl Corp.                        4,620            18
-  Lone Star Steakhouse &
    Saloon, Inc.                      2,230            17
   Heilig-Meyers Co.                  3,560            17
   Gartner Group, Inc. Class B        1,000            17
   Oregon Steel Mills, Inc.           1,480            16
-  Burlington Industries, Inc.        3,040            13
   NCH Corp.                            260            12
-  Sykes Enterprises, Inc.              300             7
-  Ventiv Health, Inc.                   53             1
----------------------------------------------------------

TOTAL COMMON STOCKS
    (COST $56,193)                                 53,760
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------
Other Assets--Note C                                  723
Liabilities                                          (797)
                                                     -----
                                                      (74)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 5,039,351 outstanding
   $0.001 par value shares of beneficial
   interest (unlimited authorization)             $53,686
=========================================================

NET ASSET VALUE PER SHARE                          $10.65
=========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
---------------------------------------------------------
AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                     AMOUNT        PER
                                      (000)      SHARE
---------------------------------------------------------
Paid in Capital                    $54,880      $10.89
Undistributed Net
  Investment Income                    211         .04
Accumulated Net Realized Gains       1,028         .20
Unrealized Depreciation--Note F     (2,433)       (.48)
---------------------------------------------------------
NET ASSETS                         $53,686      $10.65
=========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 GROWTH PORTFOLIO                     SHARES        (000)
----------------------------------------------------------
 COMMON STOCKS (98.4%)
----------------------------------------------------------
CONSUMER DISCRETIONARY (11.1%)
-  America Online, Inc.             198,500      $ 20,644
   Wal-Mart Stores, Inc.            410,000        19,501
   Home Depot, Inc.                 232,400        15,948
   Time Warner, Inc.                176,500        10,722
   TJX Cos., Inc.                   202,400         5,680
   Gillette Co.                     164,800         5,593
   McDonald's Corp.                 116,500         5,010
-  Bed Bath & Beyond, Inc.          139,600         4,877
   The Walt Disney Co.              177,500         4,593
-  Clear Channel
    Communications, Inc.             45,900         3,666
-  Mirage Resorts, Inc.             232,000         3,263
   May Department Stores Co.         79,050         2,880
-  Abercrombie & Fitch Co.           60,700         2,068
-  Costco Wholesale Corp.            20,100         1,447
                                                  --------
                                                  105,892
                                                  --------
CONSUMER STAPLES (11.6%)
   Procter & Gamble Co.             290,600        27,244
   CVS Corp.                        414,100        16,900
   The Coca-Cola Co.                320,300        15,394
   PepsiCo, Inc.                    448,100        13,555
   Colgate-Palmolive Co.            237,800        10,879
-  The Kroger Co.                   253,200         5,586
   Philip Morris Cos., Inc.         142,100         4,858
   Unilever NV ADR                   68,749         4,684
   General Mills, Inc.               46,800         3,797
   Walgreen Co.                     113,000         2,867
   Campbell Soup Co.                 50,600         1,980
   Coca-Cola Enterprises, Inc.       83,600         1,886
   The Quaker Oats Co.               11,800           730
                                                  --------
                                                  110,360
                                                  --------
FINANCIAL SERVICES (8.0%)
   Paychex, Inc.                    346,700        11,831
   American International
    Group, Inc.                     133,500        11,606
   MBNA Corp.                       464,200        10,590
   Automatic Data Processing, Inc.  236,400        10,549
   Capital One Financial Corp.      211,600         8,252
   Associates First Capital Corp.   175,100         6,304
   Wells Fargo Co.                  158,900         6,296
-  Concord EFS, Inc.                218,550         4,508
   State Street Corp.                69,300         4,479
   Charles Schwab Corp.              67,900         2,287
                                                  --------
                                                   76,702
                                                  --------
HEALTH CARE (17.2%)
   Warner-Lambert Co.               427,900        28,402
   Pfizer, Inc.                     634,000        22,784
   Bristol-Myers Squibb Co.         290,400        19,602
   Johnson & Johnson                181,700        16,694
   Schering-Plough Corp.            276,500        12,062
   Merck & Co., Inc.                181,000        11,731
   American Home Products Corp.     277,800        11,529
   Pharmacia & Upjohn, Inc.         219,800        10,908
-  Amgen, Inc.                      132,500        10,799
   AstraZeneca Group PLC ADR        218,571         9,235
-  ALZA Corp.                       210,700         9,021
-  Quintiles Transnational Corp.     36,100           687
                                                  --------
                                                  163,454
                                                  --------
MATERIALS & PROCESSING (0.8%)
-  Sealed Air Corp.                  99,000         5,080
-  W.R. Grace & Co.                 161,800         2,599
                                                  --------
                                                    7,679
                                                  --------
PRODUCER DURABLES (3.7%)
   Nokia Corp. ADR                  239,000        21,465
-  Applied Materials, Inc.          124,600         9,703
   Xerox Corp.                      105,600         4,429
                                                  --------
                                                   35,597
                                                  --------
TECHNOLOGY (31.5%)
   COMMUNICATIONS TECHNOLOGY (5.2%)
   Lucent Technologies, Inc.        599,000        38,860
-  Tellabs, Inc.                    120,500         6,861
-  Inktomi Corp.                     31,600         3,793
   COMPUTER SERVICES SOFTWARE &
    SYSTEMS (6.9%)
-  Microsoft Corp.                  597,400        54,102
-  BMC Software, Inc.               160,300        11,471

   COMPUTER TECHNOLOGY (13.3%)
-  Cisco Systems, Inc.              888,800        60,938
-  Dell Computer Corp.              602,500        25,192
-  EMC Corp.                        344,500        24,610
   International Business
    Machines Corp.                  130,200        15,803

   ELECTRONICS--SEMICONDUCTORS/
   COMPONENTS (6.1%)
   Intel Corp.                      590,000        43,844
   Texas Instruments, Inc.          174,100        14,320
                                                  --------
                                                  299,794
                                                  --------
UTILITIES (4.4%)
   SBC Communications Inc.          365,300        18,653
-  MCI WorldCom, Inc.               252,400        18,141
   Comcast Corp. Class A Special    117,900         4,701
                                                  --------
                                                   41,495
                                                  --------
OTHER (10.1%)
   General Electric Co.             464,600        55,084
   Monsanto Co.                     467,800        16,695
   Tyco International Ltd.          155,700        16,076
   Illinois Tool Works, Inc.        112,600         8,396
                                                  --------
                                                   96,251
                                                  --------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $638,369)                                937,224
----------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
----------------------------------------------------------
Sealed Air Corp. $ 2.00 Cvt. Pfd.
   (COST $3,779)                     94,800         4,811
----------------------------------------------------------


                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.9%)
----------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.30%, 10/1/1999
   (COST $17,975)                   $17,975        17,975
----------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $660,123)                                960,010
----------------------------------------------------------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
----------------------------------------------------------
Other Assets--Note C                             $  4,959
Liabilities                                       (12,332)
                                                   -------
                                                   (7,373)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 32,891,028 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)            $952,637
==========================================================

NET ASSET VALUE PER SHARE                        $  28.96
==========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
----------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
 Paid in Capital                    $597,080      $18.15
 Undistributed Net
   Investment Income                   4,932         .15
 Accumulated Net Realized Gains       50,738        1.54
 Unrealized Appreciation--Note F     299,887        9.12
----------------------------------------------------------
 NET ASSETS                         $952,637      $28.96
==========================================================

----------------------------------------------------------
                                                   MARKET
 SMALL COMPANY                                     VALUE*
 GROWTH PORTFOLIO                     SHARES        (000)
----------------------------------------------------------
 COMMON STOCKS (96.4%)
----------------------------------------------------------
AUTO & TRANSPORTATION (6.2%)
-  Heartland Express, Inc.          160,750      $  2,271
-  Covenant Transport, Inc.         114,000         1,738
   Wabash National Corp.             72,000         1,463
-  M.S. Carriers, Inc.               57,000         1,368
   Tidewater Inc.                    41,000         1,046
   C.H. Robinson Worldwide, Inc.     30,000         1,011
   Oshkosh Truck Corp.               37,500           998
   Polaris Industries, Inc.          15,000           519
                                                   -------
                                                   10,414
                                                   -------
CONSUMER DISCRETIONARY (25.4%)
   CABLE TELEVISION SERVICES (1.3%)
-  Insight Communications Co., Inc.  77,500         2,218

   CASINOS & GAMBLING (1.0%)
   Dover Downs Entertainment, Inc.   67,000           930
-  Hollywood Park, Inc.              55,000           846

   CONSUMER ELECTRONICS (2.4%)
-  ITI Technologies, Inc.            53,000         1,593
-  Proxicom, Inc.                    16,000           936
-  THQ Inc.                          20,000           863
-  LoJack Corp.                      75,000           621

   CONSUMER PRODUCTS (0.5%)
   Tupperware Corp.                  45,500           921

   EDUCATION--SERVICES (0.8%)
-  Learning Tree International, Inc. 74,500         1,234
-  New Horizons Worldwide, Inc.       3,000            48

   ENTERTAINMENT (0.9%)
-  On Command Corp.                  75,000         1,425

   HOTEL/MOTEL (0.3%)
   The Marcus Corp.                  36,000           434

   HOUSEHOLD FURNISHINGS (0.8%)
   Oneida Ltd.                       43,000         1,024
   Haverty Furniture Cos., Inc.      24,900           361

   JEWELRY WATCHES & GEMS (0.7%)
   Movado Group, Inc.                53,000         1,219

   LEISURE TIME (2.9%)
-  Trendwest Resorts, Inc.           85,300         2,218
-  Vistana, Inc.                     97,200         1,458
-  Action Performance Cos., Inc.     52,500         1,106

   RENT LEASE SERVICES--CONSUMER
    (0.9%)
-  Rent-A-Center, Inc.               80,000         1,490

   RESTAURANTS (1.6%)
-  CEC Entertainment Inc.            75,700         2,716

   RETAIL (7.8%)
-  Zale Corp.                        66,500         2,548
-  Ames Department Stores, Inc.      65,000         2,072
-  BJ's Wholesale Club, Inc.         62,800         1,857
-  ShopKo Stores, Inc.               63,000         1,827
-  MP3.com, Inc.                     37,400         1,405
-  PETCO Animal Supplies, Inc.       92,000         1,093
-  Chemdex Corp.                     20,000           616
-  Lands' End, Inc.                   9,000           594
-  Linens 'n Things, Inc.            14,000           472
-  The Dress Barn, Inc.              20,500           376
   Russ Berrie and Co., Inc.         12,400           260

   SERVICES--COMMERCIAL (2.5%)
-  Latitude Communications, Inc.     54,000         1,576
-  NCO Group, Inc.                   30,000         1,410
-  Newgen Results Corp.              71,000           772
-  The Corporate Executive Board Co. 10,000           407
-  Liquid Audio, Inc.                   700            26

   SHOES (0.1%)
-  Shoe Carnival, Inc.               16,800           186

   TOYS (0.9%)
-  JAKKS Pacific, Inc.               38,000         1,425
                                                   -------
                                                   42,583
                                                   -------
ENERGY (1.6%)
   St. Mary Land & Exploration Co.   62,500         1,633
-  Chieftain International, Inc.     57,000         1,083
                                                    ------
                                                    2,716
                                                    ------
FINANCIAL SERVICES (6.9%)
   Sun Communities, Inc. REIT        69,000         2,281
-  Concord EFS, Inc.                107,061         2,208
   Saul Centers, Inc. REIT          124,900         1,967
   First Washington Realty
    Trust, Inc. REIT                 86,700         1,821
   Investment Technology
    Group, Inc.                      78,554         1,807
-  The Profit Recovery Group
    International, Inc.              20,000           893
   Fidelity National Financial,
    Inc.                             28,400           431
-  Towne Services, Inc.              30,000            96
                                                   -------
                                                   11,504
                                                   -------
HEALTH CARE (20.2%)
-  Vertex Pharmaceuticals, Inc.     100,000         3,106
-  Abgenix, Inc.                     70,000         2,743
   DENTSPLY International Inc.      100,000         2,275
-  PE Corp.-Celera Genomics Group    55,000         2,214
-  Medarex, Inc.                    300,000         2,138
-  QLT PhotoTherapeutics Inc.        27,500         2,102
-  Human Genome Sciences, Inc.       25,000         1,844
-  LeukoSite, Inc.                   90,000         1,811
-  Protein Design Labs, Inc.         50,000         1,806
-  Biogen, Inc.                      22,000         1,734
-  Acuson Corp.                     135,000         1,721
-  Genzyme Corp.                     36,000         1,622
-  Patterson Dental Co.              30,950         1,534
-  Cephalon, Inc.                    80,000         1,437
-  United Therapeutics Corp.         45,500         1,314
-  Forest Laboratories, Inc.         29,000         1,222
   Arrow International, Inc.         42,000         1,074
-  Cell Genesys, Inc.                74,850           589
-  CV Therapeutics, Inc.             35,000           512
-  Beverly Enterprises, Inc.        100,000           425
-  PathoGenesis Corp.                22,800           351
-  The Liposome Co., Inc.            30,000           228
                                                   -------
                                                   33,802
                                                   -------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
----------------------------------------------------------
MATERIALS & PROCESSING (1.1%)
-  U.S. Can Corp.                    58,100   $     1,187
   Elcor Corp.                       24,000           600
                                                    ------
                                                    1,787
                                                    ------
PRODUCER DURABLES (8.1%)
-  Mettler-Toledo International
    Inc.                            138,700         4,109
-  American Power Conversion Corp.   88,000         1,672
   SL Industries, Inc.              105,000         1,496
-  Jason Inc.                       147,500         1,162
-  Plantronics, Inc.                 19,700           980
-  Terayon Communications
    Systems, Inc.                    18,000           880
-  Rayovac Corp.                     40,000           865
   Lindsay Manufacturing Co.         42,050           825
-  Palm Harbor Homes, Inc.           53,953           742
-  Polycom, Inc.                     12,500           596
-  American Homestar Corp.           45,000           174
-  Vivid Technologies, Inc.          30,000           109
                                                   -------
                                                   13,610
                                                   -------
TECHNOLOGY (26.4%)
   COMMUNICATIONS TECHNOLOGY (5.9%)
-  RealNetworks, Inc.                29,300         3,064
-  CSG Systems International, Inc.   99,000         2,713
-  SeaChange International, Inc.    157,500         2,500
-  CAIS Internet, Inc.               50,000           603
-  CellNet Data Systems, Inc.       130,000           512
-  Melita International Corp.        45,300           354
-  Software.com, Inc.                 5,000           214

   COMPUTER SERVICES SOFTWARE & SYSTEM (16.0%)
-  MicroStrategy Inc.                81,000         4,541
-  Macrovision Corp.                 85,000         3,772
-  Remedy Corp.                     130,000         3,689
-  Exchange Applications, Inc.       97,000         2,819
-  Acxiom Corp.                     112,000         2,202
-  Avant! Corp.                     110,000         1,963
-  Genesys Telecommunications
    Laboratories, Inc.               31,000         1,416
-  Silknet Software, Inc.            25,000         1,153
-  Macromedia, Inc.                  24,500         1,001
-  Wind River Systems Inc.           50,000           950
-  Sapient Corp.                     10,000           943
-  Bluestone Software Inc.           40,000           925
-  Aspect Development, Inc.          25,000           633
-  WatchGuard Technologies, Inc.     40,000           600
-  Caere Corp.                       26,000           201

   COMPUTER TECHNOLOGY (1.8%)
-  MTI Technology Corp.              94,500         2,179
-  Computer Network
    Technology Corp.                 90,000           838

   ELECTRICAL & ELECTRONICS
-  InVision Technologies, Inc.       15,000            53

   ELECTRONICS (1.3%)
   BEI Technologies, Inc.           122,500         1,485
-  Del Global Technologies Corp.     85,500           673

   ELECTRONICS--SEMICONDUCTORS/
    COMPONENTS (1.3%)
-  Oak Technology, Inc.             265,500         1,186
-  The Cherry Corp.                  70,200           895

   ELECTRONICS--TECHNOLOGY (0.1%)
-  Maxwell Technologies, Inc.        13,500           177
-  Trimble Navigation Ltd.            5,000            53
                                                   -------
                                                   44,307
                                                   -------
OTHER (0.5%)
   Teleflex Inc.                     19,000           751
                                                   -------

----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $130,777)                                161,474
----------------------------------------------------------

                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.0%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.25%, 10/1/1999--Note G          $9,559         9,559
   5.30%, 10/1/1999                   5,546         5,546
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $15,105)                                  15,105
----------------------------------------------------------
TOTAL INVESTMENTS (105.4%)
   (COST $145,882)                                176,579
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.4%)
----------------------------------------------------------
Other Assets--Note C                                4,829
Security Lending Collateral
   Payable to Brokers--Note G                      (9,559)
Other Liabilities                                  (4,322)
                                                   -------
                                                   (9,052)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 13,015,159 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)            $167,527
==========================================================
NET ASSET VALUE PER SHARE                        $  12.87
==========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

----------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      Amount        Per
                                       (000)      Share
----------------------------------------------------------
 Paid in Capital                    $136,934     $10.52
 Undistributed Net
   Investment Income                     772        .06
 Accumulated Net
   Realized Losses--Note E              (876)      (.07)
 Unrealized Appreciation--Note F      30,697       2.36
----------------------------------------------------------
 NET ASSETS                         $167,527     $12.87
==========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 INTERNATIONAL PORTFOLIO              SHARES        (000)
----------------------------------------------------------
 COMMON STOCKS (94.8%)
----------------------------------------------------------
AUSTRALIA (0.9%)
   Westpac Banking Corp., Ltd.      134,306     $     829
   Broken Hill Proprietary Co.
    Ltd.                             66,000           760
   Telstra Corp. Ltd.               144,600           749
                                                    ------
                                                    2,338
                                                    ------
BELGIUM (0.2%)
   Algemene Maatschappij
    voor Nijverheidskredit NV         9,092           494
-  Fortis AG-CVG                      2,562            16
                                                      ----
                                                      510
                                                      ----
BRAZIL (1.2%)
   Telesp Participacoes ADR          54,000           851
   Tele Celular Sul
    Participacoes ADR                38,000           720
   Tele Centro Sul
    Participacoes ADR                10,600           588
   Cia Vale Do Rio Doce PNA A        19,300           406
   Petroleos Brasiliero SA PN     2,600,000           399
   Telesp PN                      4,150,000           371
                                                    ------
                                                    3,335
                                                    ------
DENMARK (0.7%)
   Den Danske Bank A/S               16,000         1,822
                                                    -----
FRANCE (12.1%)
   Elf Aquitaine SA                  48,000         8,384
   Suez Lyonnaise des Eaux           37,430         6,059
   Vivendi                           80,400         5,647
   Alcatel                           24,800         3,418
-  Canal Plus SA                     28,800         1,721
   Renault SA                        27,000         1,492
   AXA                               11,473         1,452
   Bouygues SA                        4,336         1,375
   Accor SA                           4,800         1,119
   Thomson-CSF SA                    25,000           849
   Societe National
    d'Exploitation Industrielle
    des Tabacs et Allumettes SA      12,000           716
-  Sanofi-Synthelabo SA              16,000           682
-  Vivendi Warrants Exp. 2/5/2001    18,200            37
                                                   -------
                                                   32,951
                                                   -------
GERMANY (6.7%)
   Mannesmann AG                     49,200         7,913
   BASF AG                           48,000         2,065
   Viag AG                          151,800         2,886
   Hoechst AG                        42,000         1,828
   SAP AG Pfd.                        3,450         1,551
   Bayerische Hypo-und
    Vereinsbank AG                   23,000         1,339
   Buderus AG                        39,000           665
                                                   -------
                                                   18,247
                                                   -------
HONG KONG (2.4%)
   Hutchison Whampoa Ltd.           184,000         1,711
   HSBC Holdings PLC                110,400         1,265
   Swire Pacific Ltd. A             233,000         1,104
-  China Telecom (Hong Kong) Ltd.   312,000           962
   Cheung Kong Holdings Ltd.         90,000           750
   Sun Hung Kai Properties Ltd.      85,000           648
                                                    ------
                                                    6,440
                                                    ------
IRELAND (1.6%)
-  Elan Corp. PLC ADR                77,000         2,584
   Bank of Ireland PLC              210,000         1,711
                                                    ------
                                                    4,295
                                                    ------
ITALY (5.4%)
-  Olivetti SpA                   1,954,080         4,214
   Telecom Italia Mobile SpA        509,000         3,166
   Banca di Roma                  2,080,000         3,157
   Fiat SpA                          57,800         1,927
   Ente Nazionale Idrocarburi SpA   231,350         1,451
-  Tecnost SpA                      347,580           729
                                                   -------
                                                   14,644
                                                   -------
JAPAN (16.1%)
   Murata Manufacturing Co., Ltd.    85,000         8,543
   Fuji Photo Film Co., Ltd.        206,000         7,062
   Takeda Chemical Industries Ltd.  125,000         6,751
   Mabuchi Motor Co.                 24,000         3,124
   Matsushita Electric Industrial
    Co., Ltd.                       145,000         3,085
   Tokyo Electron Ltd.               23,599         2,050
   Dowa Fire & Marine
    Insurance Co.                   500,000         1,616
   Mitsubishi Corp.                 192,000         1,587
   Nippon Television Network Corp.    2,160         1,542
   Hirose Electric Co., Ltd.          8,700         1,369
   Toppan Printing Co., Ltd.        103,000         1,296
   Toho Co., Ltd.                     8,200         1,287
   East Japan Railway Co.               195         1,242
   Yasuda Fire & Marine
    Insurance Co.                   143,000           912
   Sumitomo Electric Industries
    Ltd.                             60,000           823
   Kuraray Co., Ltd.                 62,000           727
   Mitsui & Co., Ltd.                84,000           636
   Mitsui Fudosan Co., Ltd.           8,000            64
                                                   -------
                                                   43,716
                                                   -------
MALAYSIA (0.8%)
   Malayan Banking Bhd.             211,000           655
   Tenaga Nasional Bhd.             277,041           569
   Telekom Malaysia Bhd.            207,500           538
   Genting Bhd.                     117,700           393
                                                    ------
                                                    2,155
                                                    ------
MEXICO (1.5%)
   Telefonos de Mexico
    SA Class L ADR                   19,500         1,389
-  Grupo Televisa SA GDR             22,900           915
   Cemex SA ADR                      37,504           905
   Grupo Bimbo
    SA de CV Series A               240,000           504
   Fomento Economico
    Mexicano UBD                    130,000           405
                                                    ------
                                                    4,118
                                                    ------
NETHERLANDS (10.0%)
   ING Groep NV                     176,021         9,560
   Philips Electronics NV            79,260         7,977
   Getronics NV                      65,283         3,521
   Heineken NV                       47,000         2,338

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
   Verenigde Nederlandse
    Uitgeversbedrijven
    Verenigd Bezit                   41,000     $   1,423
   Oce NV                            65,547         1,208
   STMicroelectronics NV              8,400           655
   DSM NV                            13,800           547
                                                   -------
                                                   27,229
                                                   -------
PHILIPPINES (0.7%)
   Ayala Land, Inc.               3,137,811           767
   Philippine Long Distance
    Telephone Co.                    34,500           747
   Manila Electric Co.              118,300           341
                                                    ------
                                                    1,855
                                                    ------
SINGAPORE (2.3%)
   United Overseas Bank Ltd.
    (Foreign)                       236,000         1,790
   DBS Group Holdings Ltd.          148,864         1,663
   Singapore Press Holdings Ltd.     81,138         1,279
   City Developments Ltd.           179,000           911
   Singapore Airlines Ltd.           57,000           556
                                                    ------
                                                    6,199
                                                    ------
SOUTH KOREA (3.6%)
   Samsung Electronics Co., Ltd.     23,117         3,744
   Korea Electric Power Corp.        64,500         2,121
-  Pohang Iron & Steel
    Co. Ltd. Warrants
    Exp. 5/26/2000                   14,500         1,628
   Pohang Iron & Steel Co. Ltd.       5,240           594
-  Korea Telecom Warrants
    Exp. 5/22/2000                    8,500           525
   Shinhan Bank Co. Ltd.             47,500           441
   SK Telecom Co. Ltd.                  344           318
   SK Telecom Co. Ltd. ADR           29,250           302
-  Korea Telecom Corp. ADR            7,400           274
                                                    ------
                                                    9,947
                                                    ------
SPAIN (1.9%)
   Endesa SA                        216,000         4,104
   Bankinter SA                      30,000         1,176
                                                    ------
                                                    5,280
                                                    ------
SWEDEN (2.3%)
   Svenska Handelsbanken
    A Shares                        210,000         2,933
   Skandia Forsakrings AB            87,000         1,815
   LM Ericsson Telephone
    AB B Shares                      51,000         1,580
                                                    ------
                                                    6,328
                                                    ------
SWITZERLAND (4.8%)
   UBS AG                            14,400         4,059
   Novartis AG (Registered)           2,300         3,412
   Roche Holdings AG
    (Dividend-Right Certificates)       210         2,430
-  ABB Ltd.                          23,505         2,428
   Clariant AG                        1,800           816
                                                   -------
                                                   13,145
                                                   -------
TAIWAN (0.8%)
-  Taiwan Semiconductor
    Manufacturing Co. Warrants
    Exp. 4/25/2000                  179,129           923
-  Far East Textiles Warrants
    Exp. 8/11/2000                  482,000           680
-  Honhai Precision Warrants
    Exp. 8/11/2000                   54,000           353
-  Asustek Computer Inc. Warrants
    Exp.  6/21/2000                  24,000           238
                                                    ------
                                                    2,194
                                                    ------
UNITED KINGDOM (18.8%)
   Standard Chartered PLC           322,800         4,668
   Glaxo Wellcome PLC               164,000         4,278
   Bass PLC                         276,000         3,330
   BP Amoco PLC                     169,000         3,087
   Boots Co. PLC                    265,000         2,952
   Tesco PLC                        915,000         2,859
   Kingfisher PLC                   245,000         2,627
   Scottish & Newcastle PLC         264,000         2,624
   Allied Zurich PLC                212,000         2,489
   Rolls-Royce PLC                  685,300         2,379
   Granada Group PLC                216,000         1,850
   British Telecommunications PLC   122,000         1,847
   Daily Mail & General Trust PLC
    Class A                          30,000         1,600
   British Sky Broadcasting
    Group PLC                       151,000         1,461
   Great Universal Stores PLC       185,000         1,395
   EMI Group PLC                    180,000         1,316
   Airtours PLC                     203,300         1,296
   Marks & Spencer PLC              235,000         1,221
   Diageo PLC                       116,470         1,190
   Provident Financial PLC           87,000         1,042
   United News & Media PLC           98,000           944
   Tarmac PLC                       122,289           877
   Cable and Wireless PLC            78,000           849
   Reckitt & Colman PLC              63,000           782
   British Land Co., PLC             84,000           656
   British Airways PLC              103,000           578
   Norwich Union PLC                 72,000           521
-  Carillion PLC                    152,639           309
                                                   -------
                                                   51,027
                                                   -------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $204,103)                                257,775
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.25%, 10/1/1999--Note G         $10,733        10,733
   5.30%, 10/1/1999                  14,523        14,523
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $25,256)                                  25,256
----------------------------------------------------------
TOTAL INVESTMENTS (104.1%)
   (COST $229,359)                                283,031
----------------------------------------------------------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 INTERNATIONAL PORTFOLIO                            (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.1%)
----------------------------------------------------------
Other Assets--Note C                            $   1,355
Security Lending Collateral
   Payable to Brokers--Note G                     (10,733)
Other Liabilities                                  (1,856)
----------------------------------------------------------
                                                  (11,234)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 17,443,198 outstanding
   $.001 par shares of beneficial
   interest (unlimited authorization)            $271,797
==========================================================
NET ASSET VALUE PER SHARE                        $  15.58
==========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
 ADR--American Depositary Receipt.
 GDR--Global Depositary Receipt.
----------------------------------------------------------
                                      AMOUNT        PER
                                      (000)       SHARE
----------------------------------------------------------
AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
 Paid in Capital                   $206,810      $11.86
 Undistributed Net
   Investment Income--Note E          3,356         .19
 Accumulated Net
   Realized Gains--Note E             8,269         .47
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities             53,672        3.08
   Foreign Currencies and
    Forward Currency Contracts         (310)       (.02)
----------------------------------------------------------
 NET ASSETS                        $271,797       $15.58
==========================================================

----------------------------------------------------------
                                                  MARKET
                                                  VALUE*
REIT INDEX PORTFOLIO                 SHARES        (000)
----------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.9%)
----------------------------------------------------------
  Equity Office Properties
   Trust REIT                       46,510         1,081
  Equity Residential Properties
   Trust REIT                       21,550           913
  Simon Property Group, Inc. REIT   31,290           702
  Public Storage, Inc. REIT         24,446           616
  ProLogis Trust REIT               29,210           551
  Vornado Realty Trust REIT         15,390           500
  Archstone Communities
   Trust REIT                       25,110           485
  Apartment Investment &
   Management Co. Class A REIT      11,270           431
  Crescent Real Estate, Inc. REIT   23,100           416
  Duke Realty Investments, Inc.
   REIT                             20,878           407
  Spieker Properties, Inc. REIT     11,400           395
  Avalonbay Communities, Inc. REIT  11,600           393
  Host Marriott Corp. REIT          40,800           388
  Kimco Realty Corp. REIT           10,760           385
  Boston Properties, Inc. REIT      11,400           350
  Cornerstone Properties,
   Inc. REIT                        22,870           349
  AMB Property Corp. REIT           15,300           324
  Rouse Co. REIT                    12,950           298
  New Plan Excel Realty Trust REIT  16,300           290
  Highwood Properties, Inc. REIT    11,110           287
  General Growth Properties
   Inc. REIT                         9,000           284
  Mack-Cali Realty Corp. REIT       10,350           278
  Post Properties, Inc. REIT         7,000           275
  Liberty Property Trust REIT       11,800           268
  CarrAmerica Realty Corp. REIT     12,150           266
  Arden Realty Group, Inc. REIT     11,350           247
  Franchise Finance Corp. of
   America REIT                     10,300           241
  Regency Realty Corp. REIT         10,800           227
  FelCor Lodging Trust, Inc. REIT   12,500           219
  Hospitality Properties Trust
   REIT                              9,900           218
  United Dominion Realty
   Trust REIT                       18,900           211
  Cousins Properties, Inc. REIT      5,900           200
  Camden Property Trust REIT         7,300           196
  Prison Realty Trust, Inc. REIT    18,200           196
  BRE Properties Inc. Class A REIT   8,100           194
  Weingarten Realty Investors REIT   4,900           183
  Westfield America, Inc. REIT      13,180           183
  First Industrial Realty Trust
   REIT                              6,700           166
  Developers Diversified Realty
   Corp. REIT                       11,250           157
  Federal Realty Investment
   Trust REIT                        7,400           155
  Prentiss Properties Trust REIT     6,800           151
  Cabot Industrial Trust REIT        7,300           141
  The Macerich Co. REIT              6,100           141
  Storage USA, Inc. REIT             4,900           135
  MeriStar Hospitality Corp. REIT    8,400           128
  Chateau Communities, Inc. REIT     4,900           127
  Shurgard Storage Centers, Inc.
   Class A REIT                      5,100           126
  JDN Realty Corp. REIT              6,100           125
  Colonial Properties Trust REIT     4,600           123
  Gables Residential Trust REIT      4,900           118
  CenterPoint Properties Corp.
   REIT                              3,500           116
  Charles E. Smith Residential
   Realty, Inc. REIT                 3,340           114
  Reckson Associates Realty
   Corp. REIT                        5,500           114
  Brandywine Realty Trust REIT       6,900           112
  PS Business Parks, Inc. REIT       4,300           112
  Taubman Co. REIT                   9,600           110
  Trinet Corporate Realty
   Trust, Inc. REIT                  4,600           110
  Realty Income Corp. REIT           4,700           109
  Kilroy Realty Corp. REIT           5,070           107
  CBL & Associates Properties,
   Inc. REIT                         4,310           105
  Essex Property Trust, Inc. REIT    3,000           105
  Manufactured Home
   Communities, Inc. REIT            4,500           105
  Summit Properties, Inc. REIT       5,200           104
  Sun Communities, Inc. REIT         3,100           102
  Washington REIT                    6,200            98
  Glenborough Realty Trust,
   Inc. REIT                         5,900            97
  Walden Residential
   Properties, Inc. REIT             4,300            94
  Urban Shopping Centers,
   Inc. REIT                         3,200            93
  Home Properties of
   New York, Inc. REIT               3,400            91
  SL Green Realty Corp. REIT         4,500            89
  Bradley Real Estate Inc. REIT      4,600            85
  Chelsea GCA Realty, Inc. REIT      2,700            85
  Berkshire Realty Co., Inc. REIT    7,000            84
  Koger Equity, Inc. REIT            5,000            80
  Pacific Gulf Properties, Inc.
   REIT                              3,700            74
  Mills Corp. REIT                   4,100            73
  Mid-America Apartment
   Communities, Inc. REIT            3,300            71
  Alexandria Real Estate
   Equities, Inc. REIT               2,300            68
  Cornerstone Realty Income
   Trust, Inc. REIT                  7,500            67
  Bedford Property Investors,
   Inc. REIT                         3,900            66
  Glimcher Realty Trust REIT         4,500            66
  AMLI Residential Properties
   Trust REIT                        3,100            65
  Pan Pacific Retail Properties,
   Inc. REIT                         3,600            61
  Burnham Pacific Properties,
   Inc. REIT                         5,700            60
  Commercial Net Lease
   Realty REIT                       5,600            59
  Sunstone Hotel Investors,
   Inc. REIT                         6,600            58
  Equity Inns, Inc. REIT             6,700            57
  RFS Hotel Investors, Inc. REIT     4,900            56
  American Industrial
   Properties REIT                   4,100            55
  Parkway Properties Inc. REIT       1,700            55
  Prime Retail, Inc. REIT            7,500            55
  Town & Country Trust REIT          3,100            55

----------------------------------------------------------
                                                  MARKET
                                                  VALUE*
REIT INDEX PORTFOLIO                 SHARES        (000)
----------------------------------------------------------
  Innkeepers USA Trust REIT          6,400    $       53
  Center Trust, Inc. REIT            4,700            52
  EastGroup Properties, Inc. REIT    2,800            51
  JP Realty Inc. REIT                3,000            51
  U.S. Restaurant Properties,
   Inc. REIT                         2,700            51
  IRT Property Co. REIT              5,500            50
  Sovran Self Storage, Inc. REIT     2,100            48
  Capital Automotive REIT            3,800            47
  National Golf Properties,
   Inc. REIT                         2,100            47
  Pennsylvania REIT                  2,500            47
  Prime Group Realty Trust REIT      3,100            47
  Entertainment Properties
   Trust REIT                        2,800            41
  Great Lakes, Inc. REIT             2,700            41
  Boykin Lodging Co. REIT            2,900            38
  Konover Property Trust, Inc.
   REIT                              6,000            38
  Lexington Corporate Properties
   Trust REIT                        3,410            38
  Reckson Associates Realty Corp.
   Class B REIT                      1,756            38
  Saul Centers, Inc. REIT            2,400            38
  Associated Estates Realty
   Corp. REIT                        4,000            37
  Tanger Factory Outlet Centers,
   Inc. REIT                         1,600            37
  Western Properties Trust REIT      3,400            37
  First Washington Realty Trust,
   Inc. REIT                         1,700            36
  LaSalle Hotel Properties REIT      2,700            35
  Crown American Realty Trust REIT   5,250            34
  Golf Trust of America, Inc. REIT   1,630            32
  Lexford Residential Trust REIT     1,500            30
  Mid Atlantic Realty Trust REIT     2,500            26
  Phillips International Realty
   Corp. REIT                        1,600            25
  Winston Hotels, Inc. REIT          2,800            25
  Investors Real Estate Trust REIT   2,800            24
  Ramco-Gershenson Properties
   Trust REIT                        1,600            24
  Correctional Properties Trust
   REIT                              1,600            22
  Corporate Office Properties Trust,
   Inc. REIT                         2,600            20
  Kranzco Realty Trust REIT          2,000            20
  Equity One, Inc. REIT              1,600            17
  Grove Property Trust REIT          1,300            17
  Captec Net Lease Realty,
   Inc. REIT                         1,400            14
  Jameson Inns, Inc. REIT            1,500            13
- Interstate Hotels Corp. REIT         876             3
----------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (Cost $21,574)                                 20,126
----------------------------------------------------------
                                        FACE      MARKET
                                      AMOUNT       VALUE
                                       (000)       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.25%, 10/1/1999--Note G            $280      $    280
   5.30%, 10/1/1999                     453           453
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $733)                                        733
----------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $22,307)                                  20,859
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
----------------------------------------------------------
Other Assets                                          189
Liabilities--Note G                                  (488)
                                                   -------
                                                     (299)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 2,088,263 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)             $20,560
==========================================================
NET ASSET VALUE PER SHARE                           $9.85
==========================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

----------------------------------------------------------
 AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      AMOUNT        PER
                                      (000)       SHARE
----------------------------------------------------------
 Paid in Capital                      $21,440      $10.27
 Undistributed Net
   Investment Income                      596         .28
 Accumulated Net Realized
   Losses--Note E                         (28)       (.01)
 Unrealized Depreciation--Note F       (1,448)       (.69)
----------------------------------------------------------
 NET ASSETS                           $20,560       $9.85
==========================================================


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